Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

by and between

NYT REAL ESTATE COMPANY LLC,

a New York limited liability company,

as SELLER

and

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP,

a Delaware limited partnership,

as BUYER

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SCHEDULES

Schedule 4.2	Permitted Exceptions

EXHIBITS

Exhibit A-1	Severance Lease
Exhibit A-2	Legal Description
Exhibit B-1	Form of Lease Agreement
Exhibit B-2	Form of Lease Guaranty
Exhibit C	Form of Assignment and Assumption of Severance Lease
Exhibit D	Form of Bill of Sale and Assignment
Exhibit E	Settlement Statement and Disbursement Schedule
Exhibit F	FIRPTA Certificate
Exhibit G	Landlord’s Estoppel Certificate
Exhibit H	Condominium Estoppel Certificate
Exhibit I	Assumption Agreement
Exhibit J	Title Confirmation Letter
Exhibit K	IDA Consent, Subordination and Assumption Agreement
Exhibit L	Memorandum of Lease
Exhibit M	NYT Sublease Agreement
Exhibit N	Wrap Mortgage
Exhibit O	Wrap Mortgage Affidavits
Exhibit P	NYC Transit Authority Estoppel
Exhibit Q	Subordination of Management Agreement
Exhibit R	Assignment and Assumption of Management Agreement
Exhibit S	Seller Certificate
Exhibit T	Guarantor Certificate
Exhibit U	Side Letter re: purchase of loan
Exhibit V	Lessee Estoppel
Exhibit W	First Note
Exhibit X	First Mortgage
Exhibit Y	First Mortgage UCC-1
Exhibit Z	Wrap Mortgage UCC-1
Exhibit AA	Third Declaration to Severance Lease
Exhibit BB	Third Declaration to Declaration
Exhibit CC	New Severance Sublease
Exhibit DD	Assignment of New Severance Sublease
Exhibit EE	ESDC Mortgage Assignment
Exhibit FF	ESDC Wrap Mortgage Assignment
Exhibit GG	Release as to New Severance Sublease

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AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (“Agreement”) dated as of March 6, 2009 (the “Effective Date”), is by and between NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Seller”), and 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Buyer”).

WITNESSETH:

WHEREAS, Seller is the owner of that certain Property defined herein; and

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Property on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE I
CERTAIN DEFINITIONS

“Additional Property” is defined in Section 2.1(a)(ii).

“Agreement” means this Agreement of Purchase and Sale.

“Apportioned Items” is defined in Section 8.3(a).

“Bill of Sale and Assignment” is defined in Section 4.1(b).

“Broker” is defined in Section 7.1.

“Building” is defined in Section 2.1(b).

“Buyer” is defined in the introductory paragraph of this Agreement.

“Buyer’s Closing Deliveries” is defined in Section 8.2(b).

“Buyer’s Default” is defined in Section 3.1(b)(i).

“Condominium” is defined in Section 2.1(a)(i).

“Condominium Act” means Article 9-B of the Real Property Law of the State of New York.

“Condominium Boards” means the Condominium Board of Managers and the NYTC Condominium Board of Managers, as such terms are defined in the Condominium Declaration.

“Condominium Declaration” means that certain declaration, dated as of August 4, 2006 made by The New York Times Building LLC pursuant to the Condominium Act establishing condominium ownership of the Building and the Land, which declaration was recorded in the Register’s Office on August 15, 2006, as CRFN 2006000460293, as amended by that certain First Amendment to the Declaration, which First Amendment was dated as of January 29, 2007, and recorded in the Register’s Office on February 8, 2007 as CRFN 2007000075106, and further amended by that certain Second Amendment to the Declaration, which Second Amendment was dated October 11, 2007, and recorded in the Register’s Office on January 8, 2008 as CRFN 2008000008735, and further amended by that certain Third Amendment to the Declaration, which Third Amendment was dated March   , 2009, and is intended to recorded in the Register’s Office, including the By-Laws and Rules and Regulations thereunder.

“Condominium Units” is defined in Section 2.1(a)(i).

“Closing” is defined in Section 2.2(b).

“Closing Date” is defined in Section 8.1.

“Effective Date” is defined in the introductory paragraph of this Agreement.

“Escrow Letter” means an escrow letter delivered by the Buyer’s counsel to the Title Company on or before the Closing Date and acknowledged by the Seller and the Title Company.

“ESDC” means NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION.

“Excluded Units” is defined in Section 2.1(b)(iii).

“Federal Code” is defined in Section 8.2(a) (iv).

“First Note” means a promissory note to be entered into as of the Closing Date, between 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP and Seller, in the form annexed hereto as Exhibit “W”.

“First Mortgage” means a mortgage to be entered into, and recorded with the Register’s Office, as of the Closing Date, among 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP, ESDC and Seller with respect to the Property, in the form annexed hereto as Exhibit “X”.

“Governmental Authority” means any federal, state or local government, authority, agency or regulatory body.

“Indemnified Party” is defined in Section 7.1.

“Intangible Property” is defined in Section 2.1(a)(iii).

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“Lease Agreement” means a Lease Agreement to be entered into as of the Closing Date, between Buyer, as landlord, and Seller (“Lease Back Tenant”), as tenant, with respect to the Property, in the form annexed hereto as Exhibit “B-1”.

“Lease Guaranty” means a guaranty of the Lease Agreement to be executed and delivered by the guarantors identified therein at Closing in the form annexed hereto as Exhibit “B-2”.

“Permitted Exceptions” is defined in Section 4.2.

“Person” means an individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

“Property” is defined in Section 2.1.

“Proprietary Information” means any written, oral, documentary or other information relating to the Transaction which is received by one party from the other party and is not publicly available, including, without limitation, (a) information relating to the ownership, condition, operation and/or financial performance of the Property, and (b) information relating to the terms and conditions on which Buyer is willing to enter into the Transaction and the terms on which Buyer is able to obtain financing with respect to the Transaction. Information shall not be deemed Proprietary Information if such information: (i) is already known to the receiving party without obligation of confidentiality, from a source other than the other party; (ii) is or hereafter becomes publicly known by the receiving party through no wrongful act, fault or negligence of the receiving party; (iii) is received by the receiving party without restriction and without breach of this or any other Agreement from a third party entitled to disclose it or (iv) is independently developed by the receiving party.

“Purchase Price” is defined in Section 3.1(a).

“Real Property” is defined in Section 2.1(a)(i).

“Register’s Office” means the New York County Office of the Register of The City of New York.

“Seller” is defined in the introductory paragraph of this Agreement.

“Seller’s Closing Deliveries” is defined in Section 8.2(a).

“Seller’s Personal Property” shall mean all furniture, furnishings equipment and other personal property of Seller, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Building and any other personal property owned by Seller or a sublessee of Seller or other occupant of the Property; provided that in no case shall Seller’s Personal Property include fixtures or built-in heating, ventilating,

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air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Property.

“Settlement Statement and Disbursement Schedule” means a Settlement Statement and Disbursement Schedule to be entered into as of the Closing Date, between Buyer and Seller, in the form annexed hereto as Exhibit “E”.

“Severance Lease” is defined in Section 2.1(a)(i).

“Title Company” is defined in Section 4.1.

“Title Confirmation Letter” is defined in Section 4.2.

“Title Policy” is defined in Section 4.2.

“Transaction” means the transaction contemplated in this Agreement.

ARTICLE II
PURCHASE AND SALE OF PROPERTY

Section 2.1            Sale.  (a)  Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, the following:

(i)            all of Seller’s right, title and interest as lessee under that certain lease more particularly described in Exhibit “A-1” (the “Severance Lease”), including, without limitation, all of Seller’s right, title and interest in and to the leasehold condominium units (the “Condominium Units”) in The New York Times Building Condominium (the “Condominium”) more particularly described on Exhibit “A-2” annexed hereto and Seller’s undivided interest in the Condominium common elements appurtenant to the Condominium Units. The parcel of land on which the Condominium is located, as more particularly described in Exhibit “A-2”, is hereinafter called the “Real Property”, and the building in which the Condominium Units are located (i.e., 620 Eighth Avenue, New York, New York), together with all other structures and improvements situated on, or affixed or appurtenant to the Real Property, are collectively herein called the “Building”;

(ii)           all of Seller’s right, title and interest appurtenant to the Condominium Units in and to any fixtures, equipment and machinery affixed to the Building and used solely for the operation of the Building (such as, by way of example, HVAC, plumbing, electrical, mechanical and fire safety fixtures, machinery and equipment, fire safety equipment) (the “Additional Property”), but the Additional Property shall exclude the Seller’s Personal Property; and

(iii)          all of Seller’s right, title and interest appurtenant to the Condominium Units in and to (a) any assignable guaranties, warranties, certificates, rights and privileges relating to the Condominium Units or the Additional Property in effect on the Closing Date (as hereinafter defined), (b) any assignable licenses and permits relating to the Land, the Building or the Additional Property in effect on the Closing Date, (c) any drawings, plans or

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specifications relating to the Building or the Additional Property to the extent in Seller’s possession or control on the Closing Date, (d) any site plans, surveys, environmental reports, architectural renderings, engineering plans and studies and floor plans relating to the Land, the Building or the Additional Property to the extent in Seller’s possession or control on the Closing Date, and (e) all utility, service, maintenance and other similar contracts relating to the Land, the Building or the Additional Property in effect on the Closing Date (the “Intangible Property”).

(iv)          All of the items referred to in subparagraphs 2.1(a)(i), (ii), and (iii) above are collectively referred to as the “Property.”

(b)           The term “Property” shall exclude the following:

(i)            Any existing cause of action, or damage claim, of or against Seller.

(ii)           All rights and interests of Seller with respect to any amounts due Seller with respect to the Property and arising prior to the Closing (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property) to the extent attributable to periods prior to Closing.

(iii)          All rights and interests of Seller with respect to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the “Excluded Units”).

(iv)          Seller’s Personal Property.

(v)           All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups.

(vi)          All right, title and interest of Seller in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Seller and First New York Partners Management, LLC dated as of January 4, 2007, and (ii) that certain Management Agreement relating to the Excluded Units between Seller and First New York Partners Management, LLC dated as of April   , 2008.

ARTICLE III
Purchase Price

Section 3.1            Purchase Price.

(a)           The purchase price of the Property is TWO HUNDRED TWENTY-FIVE MILLION AND NO/100 ($225,000,000.00) DOLLARS (the “Purchase Price”).

(b)           The Purchase Price shall be deposited with the Title Company pursuant to the Escrow Letter and upon the closing be paid to or as directed by Seller in immediately available funds via wire transfer at the consummation of the purchase and sale contemplated hereunder (the “Closing”), subject to adjustment for interest and costs as provided for in accordance with the Settlement Statement and Disbursement Schedule.

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ARTICLE IV
TITLE

Section 4.1            Transfer. At the Closing, Seller shall:

(a)           assign to Buyer Seller’s interest in the Severance Lease by Assignment of Lease in the form of Exhibit “C” (the “Severance Lease Assignment”); and

(b)           convey to Buyer Seller’s interest in the Additional Property and Intangible Property by good and sufficient Bill of Sale and Assignment in the form of Exhibit “D” (the “Bill of Sale and Assignment”).

Section 4.2            Evidence of Transfer. Chicago Title Insurance Company, First American Title Insurance Company and/or Title Associates or any other title insurance company licensed to do business in New York acceptable to Buyer (the “Title Company”) shall issue, at the Closing, (i) an acknowledgment letter in the form attached hereto as Exhibit “J” (the “Title Confirmation Letter”) and (ii) its standard Mortgagee’s American Land Title Association Policy of Title Insurance (the “Title Policy”) in the amount of Two Hundred Fifty Million Dollars ($250,000,000) showing Buyer as first mortgagee, containing such endorsements as Buyer shall reasonably request and subject to no exceptions other than the following (“Permitted Exceptions”):

(a)           liens for local real estate taxes, PILOT and assessments not yet due and payable;

(b)           the exceptions set forth on Schedule 4.2 attached hereto; and

(c)           such other exceptions as Buyer has approved or waived in writing.

ARTICLE V
INTENTIONALLY OMITTED

ARTICLE VI
BUYER’S REPRESENTATIONS AND WARRANTIES

Section 6.1            Representations and Warranties of Buyer. Buyer represents and warrants to Seller that as of the date hereof and the Closing Date:

(a)           Buyer is a Delaware limited partnership, duly organized, validly existing and in good standing under the laws of Delaware and duly authorized to conduct business as a foreign entity in the State of New York. Buyer’s principal place of business is c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, NY 10020.

(b)           Buyer has full power, authority and legal right to purchase the Property from Seller and execute and deliver this Agreement and the Lease Agreement, execute and deliver such instruments, documents and agreements as may be necessary or appropriate to effect the foregoing transactions, and perform and observe the terms and conditions of each of the documents described above.

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(c)           This Agreement and all other documents executed by Buyer which are to be delivered to Seller at the Closing (i) are or at the time of the Closing will be duly authorized, executed and delivered by Buyer, (ii) are or at the time of the Closing will be legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, (iii) do not and at the time of Closing will not violate any of Buyer’s charter documents and (iv) do not and at the time of Closing will not conflict with or result in the breach of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority binding upon Buyer, or result in the breach of any term or provision of, or constitute a default, or result in the acceleration of any obligation under any loan agreement, indenture, financing agreement, or any other agreement or instrument of any kind to which Buyer is a party or to which Buyer or the Property is subject.

(d)           Buyer is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended and in the accompanying regulations), and Buyer’s U.S. employer identification number is      80-0334693.

(e)           Neither Buyer nor any member of Buyer is a Specially Designated National or Blocked Person. As used herein, the term “Specially Designated National or Blocked Person” shall mean a person or entity (i) designated by the Department of Treasury’s Office of Foreign Assets Control, or other governmental entity, from time to time as a “specially designated national or blocked person” or similar status, (ii) described in Section 1 of U.S. Executive Order 13224 issued on September 23, 2001, or (iii) otherwise identified by government or legal authority as a person or entity with whom Buyer or its affiliates are prohibited from transacting business.

(f)            Buyer has not commenced a voluntary case under Bankruptcy Law nor has there been commenced against Buyer an involuntary case under Bankruptcy Law, nor has Buyer consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Buyer or appoints a Custodian for Buyer or for all or any substantial part of Buyer’s property. The term “Bankruptcy Law” means the United States Bankruptcy Code, 11 U.S.C.A. §§ 101 et seq. or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under and Bankruptcy Law.

(g)           No authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required with respect to Buyer for the execution and delivery of this Agreement and the performance of its obligations hereunder.

Section 6.2            Survival. All representations and warranties of Buyer contained in Section 6.1 shall survive the Closing indefinitely.

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ARTICLE VII
BROKERS AND EXPENSES

Section 7.1            Brokers. The parties represent and warrant to each other that except for Cushman & Wakefield, Inc. (the “Broker”), whose commission shall be paid by Seller pursuant to separate written agreement upon the Closing, no broker or finder was instrumental in arranging or bringing about this transaction and that there are no claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. If any Person brings a claim for a commission or finder’s fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such Person makes his claim shall defend the other party (the “Indemnified Party”) from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Indemnified Party in defending against the claim except that the foregoing obligation to indemnify shall not apply to Buyer as to any claim by Broker. The provisions of this Section 7.1 shall survive the Closing.

Section 7.2            Expenses. All other closing costs shall be allocated to and paid by the applicable Person as provided for in accordance with the Settlement Statement and Disbursement Schedule. The provisions of this Section 7.2 shall survive the Closing.

ARTICLE VIII
CLOSING

Section 8.1            Closing. The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of DLA Piper LLP (US), located at 1251 Avenue of the Americas, New York, New York 10020 or at such other place or in such other manner as the parties shall mutually agree, on March   , 2009 (the “Closing Date”). The Closing shall occur and Buyer’s funds shall be received by the Title Company on or before 5:00 p.m. E.S.T. on the Closing Date for disbursement in accordance with the terms of Section 3.1.

Section 8.2            Closing Deliveries.

(a)           At or before the Closing, Seller shall deliver to Buyer the following items (collectively, the “Seller’s Closing Deliveries”):

(i)            the duly executed and acknowledged Severance Lease Assignment from the Seller;

(ii)           two (2) duly executed counterparts of the Bill of Sale and Assignment;

(iii)          two (2) duly executed counterparts of the Lease Agreement from the Seller;

(iv)          two (2) duly executed counterparts of the Lease Guaranty executed by the guarantors thereunder;

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(v)           a duly executed Settlement Statement and Disbursement Schedule executed by the Seller;

(vi)          the duly executed and acknowledged First Note;

(vii)         the duly executed and acknowledged First Mortgage, as recorded with the Register’s Office;

(viii)        a duly executed affidavit pursuant to Section 1445(b)(2) of the United States Internal Revenue Code of 1986, as amended (the “Federal Code”) in the form attached hereto as Exhibit “F”, executed by the Seller and on which Buyer is entitled to rely, that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Federal Code;

(ix)           a duly executed and acknowledged title affidavit executed by the Seller in form reasonably required by the Title Company;

(x)            a duly executed and acknowledged estoppel certificate from the lessor under the Severance Lease in the form attached hereto as Exhibit “G”;

(xi)           a duly executed and acknowledged estoppel certificate from the Condominium Boards in the form attached hereto as Exhibit “H”;

(xii)          two (2) duly executed and acknowledged counterparts of an assumption agreement executed by the Seller in the form attached hereto as Exhibit “I”;

(xiii)         a duly executed and acknowledged consent, subordination and assumption agreement executed by the parties thereunder in the form attached hereto as Exhibit “K”;

(xiv)        two (2) duly executed and acknowledged counterparts of a memorandum of lease executed by the Seller in the form attached hereto as Exhibit “L”;

(xv)         a duly executed and acknowledged sublease agreement executed by the Seller and The New York Times Company in the form attached hereto as Exhibit “M”;

(xvi)        a duly executed and acknowledged wrap mortgage executed by the Seller and ESDC in the form attached hereto as Exhibit “N”;

(xvii)       two (2) duly executed and acknowledged counterparts of the affidavits in the form attached hereto as Exhibit “O”;

(xviii)      a duly executed and acknowledged estoppel from the NYC Transit Authority in the form attached hereto as Exhibit “P”;

(xix)         a duly executed and acknowledged subordination of management agreement executed by the parties thereunder (except for the Buyer) in the form attached hereto as Exhibit “Q”;

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(xx)          a duly executed and acknowledged assignment and assumption of management agreement executed by the parties thereunder (except for the Buyer) in the form attached hereto as Exhibit “R”;

(xxi)         two (2) duly executed and acknowledged counterparts of the seller certificate in the form attached hereto as Exhibit “S”;

(xxii)        two (2) duly executed and acknowledged counterparts of the guarantor’s certificate executed by the parties thereunder in the form attached hereto as Exhibit “T”;

(xxiii)       a duly executed letter of credit in the form and substance required by the Lease Agreement;

(xxiv)       two (2) duly executed and acknowledged counterparts of the side letter re: purchase of loan in the form attached hereto as Exhibit “U”;

(xxv)        a duly executed opinion of the Seller’s counsel issued in connection with the Transactions in the form required by the Buyer;

(xxvi)       UCC-1 Financing Statements from the Seller to 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP in the form attached hereto as Exhibit “Y”;

(xxvii)      UCC-1 Financing Statements from the Seller to the Buyer in the form attached hereto as Exhibit “Z”;

(xxviii)     a duly executed and acknowledged counterpart of the third amendment to the Severance Lease executed by the parties thereunder in the form attached hereto as Exhibit “AA”;

(xxix)       a duly executed and acknowledged counterpart of the third amendment to the Condominium Declaration executed by the parties thereunder in the form attached hereto as Exhibit “BB”;

(xxx)        a duly executed and acknowledged counterpart of the new severance sublease executed by the parties thereunder in the form attached hereto as Exhibit “CC”;

(xxxi)       a duly executed and acknowledged counterpart of the assignment of new severance sublease executed by the parties thereunder in the form attached hereto as Exhibit “DD”;

(xxxii)      a duly executed and acknowledged counterpart of the assignment executed by ESDC in the form attached hereto as Exhibit “EE”;

(xxxiii)     a duly executed and acknowledged counterpart of the assignment executed by ESDC in the form attached hereto as Exhibit “FF”;

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(xxxiv)     a duly executed and acknowledged counterpart of the release as to the new severance sublease executed by 42DP in the form attached hereto as Exhibit “GG”; and

(xxxv)      the New York City Department of Finance Real Property Transfer Tax Return (the “RPT Return”) and the New York State Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate (the “Form TP-584”), each claiming an exemption from transfer taxes on the basis of the transaction constituting a conveyance to secure a debt or other obligation, duly executed by Seller.

(b)           At or before the Closing, Buyer shall deliver to Seller the following items (collectively, the “Buyer’s Closing Deliveries”):

(i)            funds necessary to pay the Purchase Price;

(ii)           two (2) duly executed counterparts of the Severance Lease Assignment executed by the Buyer;

(iii)          two (2) duly executed counterparts of the Lease Agreement executed by the Buyer;

(iv)          a duly executed counterpart of the Settlement Statement and Disbursement Schedule executed by the Buyer;

(v)           two (2) duly executed and acknowledged counterparts of an assumption agreement executed by the Buyer in the form attached hereto as Exhibit “I”;

(vi)          two (2) duly executed and acknowledged counterparts of a memorandum of lease executed by the Buyer in the form attached hereto as Exhibit “L”;

(vii)         a duly executed and acknowledged subordination of management agreement executed by the Buyer in the form attached hereto as Exhibit “Q”;

(viii)        a duly executed and acknowledged assignment and assumption of management agreement executed by the Buyer in the form attached hereto as Exhibit “R”;

(ix)           two (2) duly executed and acknowledged counterparts of the lessee estoppel in the form attached hereto as Exhibit “V”; and

(x)            the RPT Return and Form TP-584, duly executed by Buyer.

(c)           Buyer and Seller shall each deliver to one another, and to the Title Company as appropriate, such other instruments as are reasonably required by the Title Company or otherwise required to consummate the purchase and sale of the Property in accordance with the terms hereof.  Buyer and Seller hereby designate Title Company as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Federal Code and the regulations promulgated thereunder.

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Section 8.3            Prorations.

(a)           The parties acknowledge that, pursuant to the Lease Agreement, from and after the Closing Date, Lease Back Tenant will be responsible for all income of whatever nature earned from or with respect to the Property (other than rentals under the Lease Agreement) and for the payment of all real property taxes, assessments, insurance premiums, utility charges and all other items customarily apportioned in sales of real property in the jurisdiction in which the Property is located (the “Apportioned Items”).  In consideration of the foregoing, no provision shall be made at Closing with respect to the apportionment of any Apportioned Item.

(b)           The provisions of this Section 8.3 shall survive the Closing.

Section 8.4            Indemnification.  Seller agrees to indemnify, defend and hold the Buyer Indemnified Parties harmless from any liability, claim, loss, expense or damage suffered or asserted by any person or entity against such Buyer Indemnified Parties that arises from any act or omission of Seller or its agents, employees or contractors in connection with ownership or operation of the Property occurring, or arising, or accruing on or before the Closing.  The indemnification set forth in this Section 8.4 shall survive the Closing.

ARTICLE IX
RISK OF LOSS AND INSURANCE PROCEEDS

Section 9.1            Casualty.  Risk of loss to the Improvements or any part thereof from damage or destruction by fire or other casualty shall remain upon Seller until the Closing.  Seller shall give Buyer timely notice of the occurrence of damage or destruction of any portion of the Condominium Units.  In the event the Condominium Units are destroyed or damaged by fire or other casualty prior to the Closing, this Agreement shall, at the election of either party, be terminated, and neither party shall have any further rights or obligations hereunder except as provided in those Sections which expressly survive the termination of this Agreement.  In the event neither party shall terminate this Agreement, Seller agrees to pay to Buyer at the Closing all insurance proceeds which Seller has received as a result of the same, if any, and assign to Buyer all insurance proceeds payable as a result of the same without Seller replacing or repairing such damage.

Section 9.2            Condemnation.  Seller shall give Buyer notice of the occurrence prior to the Closing of the commencement of condemnation proceedings affecting, any portion of the Condominium Units.  In the event that all or any portion of the Condominium Units is the subject of any commencement of condemnation proceedings prior to the Closing, then either party may, at its option, terminate this Agreement.  If either elects to terminate this Agreement, then this Agreement shall terminate and neither party shall have any further rights or obligations hereunder except as provided in those Sections which expressly survive the termination of this agreement.  If the awards have not been collected as of the Closing, then such awards shall be assigned to Buyer, and Buyer shall not receive any credit against the Purchase Price with respect to such awards.

Section 9.3            Survival.  The provisions of this Article IX shall survive the Closing.

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ARTICLE X
CONDITIONS TO CLOSING

Section 10.1         Conditions to Buyer’s Obligation to Close.  The obligation of Buyer to acquire the Property on the Closing Date shall be subject to the satisfaction or written waiver of the following conditions precedent on and as of the Closing Date:

(a)           Seller’s Performance.  Seller shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date.

Seller’s Closing Deliveries.  Seller shall have delivered all of Seller’s Closing Deliveries.

(b)           Title Policy.  The Title Company shall be unconditionally obligated and prepared, and record (as applicable) of all conveyance documents, to issue the Title Policy and the Title Confirmation Letter.

Section 10.2         Conditions to Seller’s Obligation to Close. The obligation of Seller to convey and transfer to Buyer the Property on the Closing Date is subject to the satisfaction or written waiver of the following conditions precedent on and as of the Closing Date:

(a)           Representations and Warranties of Buyer.  The representations and warranties of Buyer set forth in Section 6.1 shall be true, complete and correct in all material respects on and as of the Effective Date and on and as of the Closing Date.

(b)           Buyer’s Performance. Buyer shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date, including, without limitation, delivery of the Purchase Price.

(c)           Buyer’s Closing Deliveries.  Buyer shall have delivered to the Title Company all of Buyer’s Closing Deliveries.

Section 10.3         Failure to Satisfy Conditions.

(a)           Buyer’s Obligations to Close.  If any of the conditions to Buyer’s obligation to close set forth in Section 10.1 is not satisfied on or prior to the Closing Date, Buyer shall have the right to:  (i) terminate this Agreement or (ii) consummate the purchase of the Property with no reduction in the Purchase Price and without any further liability of Seller on account of such conditions to close having been satisfied.

(b)           Seller’s Obligations to Close.  If any of the conditions to Seller’s obligation to close set forth in Section 10.2 is not satisfied on or prior to the Closing Date, Seller shall have the right to:  (i) terminate this Agreement or (ii) consummate the sale of the Property with no reduction in the Purchase Price and without any further liability of Buyer on account of such conditions to close having been satisfied.

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ARTICLE XI
MISCELLANEOUS

Section 11.1         Notices.  Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, or (c) by a commercial national overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

To Buyer:	620 Eighth NYT (NY) Limited Partnership
c/o W.P. Carey & Co. LLC
50 Rockefeller Plaza
New York, New York 10020
Attn: Jason Fox

With a copy to:	Reed Smith LLP
599 Lexington Avenue, 29th Floor
New York, New York 10022
Attn: Joseph M. Marger, Esq.

To Seller:	NYT Real Estate Company LLC
c/o The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: R. Anthony Benten

With a copy to:	NYT Real Estate Company LLC
c/o The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: Kenneth A. Richieri, General Counsel

And to:	DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York 10022
Phone No.: (212) 335-4610
Fax No.: (212) 884-8600
Attn: Martin D. Polevoy, Esq.

or to such other address as either party may from time to time specify in writing to the other party.  Any notice shall be deemed delivered when actually delivered, if such delivery is in person, upon deposit with the U.S. Postal Service, if such delivery is by certified mail, upon deposit with the overnight courier service, if such delivery is by an overnight courier service, and upon transmission, if such delivery is by telefacsimile or telecopy.

Section 11.2         Entire Agreement.  This Agreement, together with the Schedules and Exhibits attached hereto, contain all representations, warranties and covenants made by Buyer

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and Seller and constitute the entire understanding between the parties hereto with respect to the subject matter hereof.  Any prior correspondence, memoranda or agreements are replaced in total by this Agreement together with the Exhibits hereto.

Section 11.3         Further Assurances.  The parties hereby agree to (i) take such additional actions and to execute and deliver such additional documents as shall be necessary to consummate the transaction contemplated herein and (ii) execute, deliver, record and furnish such documents as may be necessary to correct any errors of a typographical nature or inconsistencies which may be contained in this Agreement.  The provisions of this Section 11.3 shall survive the Closing.

Section 11.4         Jury Trial Waiver.  The parties hereby agree to waive any right to trial by jury with respect to any action or proceeding brought by either party or any other Person, relating to (A) this Agreement and/or any understandings or prior dealings between the parties hereto, or (B) the Property or any part thereof.  The parties hereby acknowledge and agree that this Agreement constitutes a written consent to waiver of trial by jury pursuant to any applicable state statutes.

Section 11.5         No Merger.  The obligations contained herein shall not merge with the transfer of title to the Property but shall remain in effect until fulfilled.

Section 11.6         Assignment.  Buyer’s rights and obligations hereunder shall not be assignable without the prior written consent of Seller, in its sole discretion.  Notwithstanding the foregoing, Buyer shall have the right to assign its rights and obligations hereunder to any of its wholly-owned, single-purpose bankruptcy remote affiliates with the prior written consent of Seller, such consent not to be unreasonably withheld.  No such assignment shall relieve Buyer of liability hereunder.  Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 11.7         Counterparts and Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  The parties contemplate that they may be executing counterparts of this Agreement transmitted by facsimile or electronically and agree and intend that a signature by facsimile machine or transmitted electronically shall bind the party so signing with the same effect as though the signature were an original signature.

Section 11.8         Governing Law; Consent to Jurisdiction.

(a)           Each of Seller and Buyer hereby agree that the State of New York has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and performance) this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed therein (without regard to its conflict of laws principles) and all applicable law of the United States of America.  To the fullest extent permitted by law, both parties hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement.

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(b)           Any legal suit, action or proceeding against either party arising out of or relating to this Agreement may be instituted in any federal or state court sitting in the State of New York, and each party waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in the State of New York, and each party hereby expressly and irrevocably submits to the exclusive jurisdiction of any such court in the State of New York in any suit, action or proceeding.

Section 11.9         Confidentiality.  Prior to the Closing, Buyer and Seller shall each maintain as confidential any and all Proprietary Information obtained in connection with the Transaction and, accordingly, each party agrees not to disclose all or any portion of such Proprietary Information to any third party for any reason.  Each item of Proprietary Information shall be used by the recipient thereof solely for the purpose of evaluating and determining such recipient’s interest in consummating the Transaction.  Each party agrees that it will not make copies of, or permit any other person to make copies of, the Propriety Information for any reason.  Each party agrees that it will not retain any item if Propriety Information after the use thereof is no longer required, and that it will either destroy or return to the other party all written materials constituting Propriety Information, except to the extent that such destruction is prohibited by law, rule or regulation.  Notwithstanding the foregoing, neither party will be required to destroy or return any Proprietary Information that may be stored electronically in such party’s information technology system, whether in the form of an e-mail, saved file or otherwise.  Notwithstanding anything to the contrary contained herein, each party shall be permitted to disclose any or all of the Proprietary Information to:  (i) those principals, employees, representatives, lenders, consultants, counsel, accountants and other professional advisors of such party who have a legitimate need to review or know such Proprietary Information and who have, prior to disclosure, agreed in writing to be bound by the terms of confidentiality set forth herein; and (ii) any government or self-regulatory agency whose supervision or oversight such party or any of its affiliates may be subject, in each case to the extent reasonably necessary to comply with any legal, fiduciary or regulatory requirement to which such party or its affiliates may be subject.  In addition, at or prior to the Closing, neither party shall issue any press release or other public announcement regarding this transaction without first obtaining the other party’s written approval with respect to the release or announcement and the content thereof.  After the Closing, Buyer and Seller shall be permitted to make such disclosures regarding the Property and the subject transaction as are similar or consistent with Buyer’s and Seller’s respective general public disclosure policy, including disclosures made by Buyer and its affiliates to their investors, lenders and analysts.  This provision shall survive the Closing, or, if the Transaction is not consummated, beyond the termination of this Agreement.

Section 11.10       Interpretation of Agreement.  The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein.  Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter.

Section 11.11       General Rules of Construction.  The parties acknowledge that this Agreement has been freely negotiated by both parties, that each party has had the opportunity to review and revise this Agreement, that each party has had the opportunity to consult with counsel

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with regard to this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement.

Section 11.12       Limited Liability.  Any claim based on or in respect of any liability of Seller under this Agreement shall be enforced only against Seller and its assets, properties and funds, and not against the assets, properties or funds of any of its trustees, officers, managers, directors, members or shareholders, partners, principals, parent companies or affiliates or advisors, or any employees or agents of Seller or any of the foregoing entities.  Any claim based on or in respect of any liability of Buyer under this Agreement shall be enforced only against Buyer and its assets, properties and funds, and not against the assets, properties or funds of any of its trustees, officers, managers, directors, members or shareholders, partners, principals, parent companies or affiliates or advisors, or any employees or agents of Buyer or any of the foregoing entities.

Section 11.13       Amendments.  This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

Section 11.14       Tax Treatment.   (a)  Notwithstanding any other provision of this Agreement, the parties hereto hereby agree that it is the intent of the parties to create, and the Lease Agreement shall be treated as, a financing lease in accordance with the terms of this Section 11.14 from the Closing Date up to the Option Lapse Date (as defined in the Lease Agreement) and thereafter as a true lease in accordance with the terms of Paragraph 33 thereof.  Buyer and Seller acknowledge and agree that commencing as of the Closing Date and continuing until the Option Lapse Date each of Buyer and Seller shall treat the transactions pursuant to this Agreement, together with the transactions pursuant to the Lease Agreement and the Security Documents (as defined in the Lease Agreement), for all accounting and federal, state and local tax purposes (including, without limitation, income taxes) as a loan by Buyer to Seller in the amount of the Acquisition Cost (as defined in the Lease), and not as a sale and leaseback of the Property.  Consistent with the immediately preceding sentence, Buyer and Seller acknowledge and agree that for all accounting and federal, state and local tax purposes (a) Seller shall be treated as the beneficial owner of the Property and the Additional Property and the Intangible Property (subject to Buyer’s secured interest therein), and eligible to claim depreciation and amortization deductions with respect to the Property under Section 167 or 168 of the Internal Revenue Code of 1986, as amended (the “Code”); (b) the Basic Rent (as defined in the Lease Agreement) and any Supplemental Rent (as defined in the Lease Agreeemnt) shall be treated as interest expense of Seller and interest income of Buyer, (c) Buyer and Seller shall treat the Option Price (as defined in the Lease Agreement), if paid, as (i) a repayment of loan principal up to the amount of the Acquisition Cost and (ii) interest expense of Seller and interest income of Buyer to the extent the Option Price exceeds the Acquisition Cost and such interest income and interest expense shall be accrued as original issue discount and included in income by the Buyer and as an expense by the Seller in accordance with Code Sections 1272 et seq; and Seller agrees to prepare the applicable Form 1099-OID reports in accordance with such OID Schedule.  Buyer and Seller agree that (x) as soon as practicable after the execution and delivery of this Agreement, they shall use commercially reasonable efforts and reasonably cooperate to create and agree upon a schedule (the “OID Schedule”) that will set forth in detail the amounts of accrued interest income and expense arising from the original issue discount described in the

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immediately preceding sentence, and (y) in the event of any dispute between the Buyer and Seller with respect to the calculation of the amounts to be set forth in the schedule as described in clause (x) above, then an independent accounting firm engaged by the Seller shall settle such dispute and determine such amounts and such determination of such firm shall be final and binding upon Buyer and Seller.  For the period up to the Option Lapse Date Buyer and Seller agree to prepare all financial statements and file all federal, state and local income tax returns and reports in a manner consistent with the provisions of Paragraph 33(a) of the Lease Agreement and shall not take any position inconsistent with the provisions of such Paragraph 33(a) with any income tax or other governmental authority; provided that nothing in this Agreement shall be deemed to constitute a guaranty, warranty or representation by either Buyer or Seller as to the proper treatment of the transactions under the Lease Agreement or this Agreement for any income tax purpose or any other purpose.

(b)           From and after the Option Lapse Date, (i) the financing lease treatment of this Agreement and the Lease Agreement as described in Paragraph 33(a) thereof shall be of no further force or effect and Buyer and Seller each expressly acknowledge and agree that effective as of the Option Lapse Date each shall treat this transaction as a true lease for all accounting and federal, state and local income tax purposes (and shall report this transaction as a lease for Federal income tax purposes) and (ii) for federal income tax purposes each shall report this Agreement as a true lease with Buyer as the owner of the Property and Equipment (as defined in the Lease Agreement) and Seller as the lessee of such Property and Additional Property and Intangibles including: (1) treating Buyer as the owner of the property eligible to claim depreciation deductions with respect to the Property and Additional Property and the Intangible Property under the Code, (2) Seller reporting its Rent (as defined in the Lease Agreement) payments as rent expense under Section 162 of the Code, and (3) Buyer reporting the Rent payments as rental income; provided that nothing in this Agreement shall be deemed to constitute a guaranty, warranty or representation by either Buyer or Seller as to the proper treatment of this transaction for state law purposes and for federal income tax purposes.

(c)           If at any time this Agreement or the Lease Agreement is determined to be or is recharacterized as a true lease, irrespective of the intent of the parties hereto, by any State or local taxing authority, then to the extent any real property transfer taxes are determined by such authorities to be due, then all such transfer taxes, together with any interest and penalties thereon, shall be paid by Seller, and if same are not timely paid, Buyer may pay same and Seller shall reimburse Buyer for such amount, together with interest thereon at the Default Rate (as defined in the Lease Agreement) from the date paid by Buyer until repaid by Seller, as Additional Rent hereunder.

(d)           In the event of any conflict between the terms of this Section 11.14 and the terms of Paragraph 33 of the Lease Agreement, the terms of Paragraph 33 of  the Lease Agreement shall prevail.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the respective dates written below.

SELLER:		NYT REAL ESTATE COMPANY LLC

		By:	/s/ Kenneth A. Richieri
Name: Kenneth A. Richieri
Title: Manager

BUYER:	620 EIGHTH NYT (NY) LIMITED PARTNERSHIP

	By:	620 EIGHTH GP NYT (NY) LLC

	By:	CPA:17 LIMITED PARTNERSHIP

	By:	CORPORATE PROPERTY ASSOCIATES 17-GLOBAL INCORPORATED

	By:	/s/ Jason E. Fox
Name: Jason E. Fox
Title: Executive Director

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SCHEDULE 4.2

Permitted Exceptions

1.                                                   State of facts shown on survey by Earl B. Lovell- S.P. Belcher, Inc., dated 9/15/2007 and brought to date by visual examination by Roland K. Link, Land Surveyor, on 12/11/2008.

2.                                                   Terms, Provisions, Covenants and Restrictions in Declaration of Covenants and Restrictions made by New York State Urban Development Corporation dated as of 6/21/1988 and recorded 4/20/1990 in Reel 1686, Page 1.

a)                                      Amendment to the Declaration of Covenants and Restrictions made by New York State Urban Development Corporation d/b/a Empire State Development Corporation dated as of 7/10/1996 and recorded 8/8/1996 in Reel 2354 Page 437.

b)                                     Unrecorded Amendment dated as of 12/13/1996.

c)                                      Second Amendment to the Declaration of Covenants and Restrictions made by New York State Urban Development Corporation d/b/a Empire State Development Corporation dated as of 6/30/1998 and recorded 11/4/1998 in Reel 2744 Page 241.

d)                                     Third Amendment to the Declaration of Covenants and Restrictions made by New York State Urban Development Corporation d/b/a Empire State Development Corporation dated as of 12/1/2000, recorded 3/13/2001 in Reel 3250 Page 1618.

e)                                      Fourth Amendment to the Declaration of Covenants and Restrictions made by New York State Urban Development Corporation d/b/a Empire State Development Corporation dated as of 12/1/2000, recorded 3/13/2001 in Reel 3250 Page 1752.

3.                                                   Terms, Provisions, Covenants and Restrictions in Declaration of Covenants and Restrictions made by NEW YORK STATE URBAN DEVELOPMENT CORPORATION dated of June 21, 1988, recorded April 20, 1990 in Reel 1686 Page 383.

4.                                                   Terms and conditions of Site 8 South Land Acquisition and Development Agreement by and among NEW YORK STATE URBAN DEVELOPMENT CORPORATION d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, 42ND ST. DEVELOPMENT PROJECT, INC. and THE NEW YORK TIMES BUILDING LLC (“LADA”), recorded 10/24/2003 as CRFN 2003000433119 as amended by CRFN 2003000433120.

5.                                                   Terms and conditions of Site 8 South Declaration of Design, Use and Operation by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION and 42ND ST. DEVELOPMENT PROJECT, INC. (“DUO”), recorded 10/24/2003 as CRFN 2003000433121.

6.                                                   Terms and conditions of Site 8 South Project Agreement by and among NEW YORK STATE URBAN DEVELOPMENT CORPORATION d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, 42ND ST. DEVELOPMENT PROJECT, INC., THE NEW YORK TIMES BUILDING LLC, NYT REAL ESTATE COMPANY LLC and FC LION LLC

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(“Project Agreement”), recorded 10/24/2003 as CRFN 2003000433116.

7.                                                   Terms, Covenants, Conditions and Reversionary Rights contained in Deeds dated 9/8/2003 and recorded 10/24/2003 as CRFN 2003000433117 and CRFN 2003000433118.

8.                                                   Terms, Conditions and Provisions in Lease, as evidenced by Memorandum of Agreement of Lease, including an Option to Purchase, between 42ND ST. DEVELOPMENT PROJECT, INC. and THE NEW YORK TIMES BUILDING LLC, dated 12/12/2001, recorded 10/24/2003 as CRFN 2003000433122.

a)                                      Letter Agreement dated 4/8/2004 (as cited in Lease Assignment made by and between The New York Times Building LLC and 42nd St. Development Project, Inc. under CRFN 2006000644732).

b)                                     Lease Assignment (Assignment and Assumption Agreement) made by and between The New York Times Building LLC (assignor) and 42nd St. Development Project, Inc.(assignee) dated as of 8/15/2006, recorded 11/20/2006 as CRFN 2006000644732.

c)                                      Amended and Restated Agreement of Lease by and between 42nd St. Development Project, Inc. (landlord) and 42nd St. Development Project, Inc. (tenant) dated as of 8/15/2006, 11/20/2006 as CRFN 2006000644736 and further amended by CRFN 2007000100154 .

9.                                                   Easement Agreement between THE NEW YORK TIMES BUILDING LLC, THE NEW YORK CITY TRANSIT AUTHORITY, 42ND ST. DEVELOPMENT PROJECT, INC. and THE CITY OF NEW YORK dated 12/12/2001, recorded 10/24/2003 as CRFN 2003000433126.

10.                                             The Condominium Declaration.

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EXHIBIT A-1

SEVERANCE LEASE

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, a memorandum of which was recorded in the Office of the City Register of the City of New York on October 24, 2003 as CRFN 2003000433125, as amended by NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Mortgagor and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

EXHIBIT A-2

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Survey’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the

Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

EXHIBIT B-2

FORM OF LEASE GUARANTY

GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Guaranty”), dated as of the            day of March, 2009, made by The New York Times Company, a New York corporation (“NYTC”), and The New York Times Sales Company, a Massachusetts business trust corporation (“NYT Sales”), (NYTC and NYT Sales, collectively the “Guarantor”), to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”).

W I T N E S S E T H :

WHEREAS, Landlord, as lessor, has entered into a Lease Agreement of even date herewith (the “Lease”), in which Landlord leased to NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Tenant”), certain leasehold condominium premises situate at 620 Eighth Avenue New York, New York (the “Leased Premises”);

WHEREAS, all of the issued and outstanding stock of Tenant is owned by NYTC; and

WHEREAS, the execution and delivery by Guarantor of this Guaranty is a material inducement to Landlord to execute the Lease, and Guarantor expects to derive financial benefit from the Lease.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by Guarantor, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

ARTICLE I
GUARANTEE

Section 1.01           Guaranteed Obligations. Guarantor (and each of them individually) hereby jointly and severally absolutely unconditionally and irrevocably guarantees to and becomes surety for Landlord and its successors and assigns for the due, punctual and full payment, performance and observance of, and covenants with Landlord to duly, punctually and fully pay and perform, the following (collectively, the “Guaranteed Obligations”):

(a)           the full and timely payment of all Rent and all other amounts due or to become due to Landlord from Tenant under the Lease or any other agreement or instrument executed in connection therewith, including without limitation the Seller/Lessee’s Certificate (a copy of which is attached hereto as Exhibit A) of even date therewith in favor of Landlord (“Guarantor’s Certificate”), whether now existing or hereafter arising, contracted or incurred (collectively, the “Monetary Obligations”); and

(b)           all covenants, agreements, terms, obligations and conditions, undertakings, duties representations and warranties contained in the Lease to be observed, performed by or imposed upon Tenant under the Lease, whether now existing or hereafter arising, contracted or incurred (collectively, the “Performance Obligations”), as and when such payment, performance or observance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Lease, which terms are incorporated herein by reference. The Guaranteed Obligations shall not be affected by the Tenant’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceeding affecting the Tenant. If for any reason any Monetary Obligation shall not be paid promptly when due prior to the expiration of any applicable notice and cure period set forth in the Lease, Guarantor shall, immediately upon demand, pay the same to Landlord when due under the terms of the Lease. If for any reason Tenant shall fail to perform or observe any Performance Obligation prior to the expiration of any applicable notice and cure period set forth in the Lease, Guarantor shall, immediately upon demand, perform and observe the same or cause the same to be performed or observed. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, Landlord shall be prohibited from exercising any of Landlord’s rights and remedies, including, but not limited to, enforcement of the terms of the Lease against the Tenant, then as to Guarantor such prohibition shall be of no force and effect, and Landlord shall have the right to make demand upon, and receive payment and/or performance from Guarantor of all Guaranteed Obligations and Guarantor’s obligation in this respect shall be primary and not secondary. Guarantor acknowledges and agrees that the Monetary Obligations include, without limitation, Rent and other sums accruing and/or becoming due under the Lease following the commencement by or against Tenant of any action under the United States Bankruptcy Code or other similar statute. Guarantor, upon such demand by Landlord, shall pay all Monetary Obligations to Landlord at the address and in the manner set forth in the Lease or at such other address as Landlord shall notify Guarantor in writing.

Section 1.02           Guarantee Unconditional. The obligations of Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged, abated, impaired or in any way affected by:

(a)           any amendment, modification, extension, renewal or supplement to the Lease or any termination of the Lease or any interest therein, provided, however, notwithstanding any provision to the contrary set forth in this Guaranty or the Lease, Guarantor shall not be bound by any amendment, modification or supplement to the Lease entered into by a tenant under the Lease that is not an Affiliate (as hereinafter defined) of Guarantor, unless Guarantor shall have consented in writing to such amendment, modification or supplement. As used herein, “Affiliate” of any Person shall mean any Person which shall (i) control, (ii) be under the control of, or (iii) be under common control with such Person (the term “control” as used herein shall be deemed to mean ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity and control interest if such Person is not a corporation) or the power to direct or cause the direction of the management or policies of such Person;

(b)           any assumption by any party of Tenant’s or any other party’s obligations under, or Tenant’s or any other party’s assignment of any of its interest in, the Lease;

(c)           any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty or the Lease or pursuant to applicable law (even if any such right, remedy, power or privilege shall be lost thereby), including, without limitation, any so-called self-help remedies, or any waiver, consent, compromise, settlement, indulgence or other action or inaction in respect thereof;

(d)           any change in the financial condition of Tenant, the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Landlord, Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, Tenant or Guarantor or their respective estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the United States Bankruptcy Code or other similar statute or from the decision of any court;

(e)           any extension of time for payment or performance of the Guaranteed Obligations or any part thereof;

(f)            the genuineness, invalidity or unenforceability of all or any portion or provision of the Lease;

(g)           any defense that may arise by reason of the failure of Landlord to file or enforce a claim against the estate of Tenant in any bankruptcy or other proceeding;

(h)           the release or discharge of or accord and satisfaction with of Tenant or any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise;

(i)            the failure of Landlord to keep Guarantor advised of Tenant’s financial condition, regardless of the existence of any duty to do so;

(j)            any assignment by Landlord of all of Landlord’s right, title and interest in, to and under the Lease and/or this Guaranty as collateral security for any Loan;

(k)           any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations or any or all of the obligations, covenants or agreements of Tenant under the Lease (except by payment in full of all Guaranteed Obligations) or Guarantor under this Guaranty (except by payment in full of all Guaranteed Obligations);

(l)            the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty;

(m)          any actual, purported or attempted sale, assignment or other transfer by Landlord of the Lease or the Leased Premises or any part thereof or of any of its rights, interests or obligations thereunder;

(n)           any merger or consolidation of Tenant into or with any other entity, or any sale, lease, transfer or other disposition of any or all of Tenant’s assets or any sale, transfer or other disposition of any or all of the shares of capital stock or other securities of Tenant or any affiliate of Tenant to any other person or entity;

(o)           Tenant’s failure to obtain, protect, preserve or enforce any rights in or to the Lease or the Leased Premises or any interest therein against any party or the invalidity or unenforceability of any such rights; or

(p)           any other event, action, omission or circumstances which might in any manner or to any extent impose any risk to Guarantor or which might otherwise constitute a legal or equitable release or discharge of a guarantor or surety, all of which may be given or done without notice to, or consent of, Guarantor.

No setoff, claim, reduction or diminution of any obligation, or any defense of any kind or nature which Tenant or Guarantor now has or hereafter may have against Landlord shall be available hereunder to Guarantor against Landlord.

Section 1.03           Disaffirmance of Lease. Guarantor agrees that, in the event of rejection or disaffirmance of the Lease by Tenant or Tenant’s trustee in bankruptcy pursuant to the United States Bankruptcy Code or any other law, Guarantor will, if Landlord so requests, assume all obligations and liabilities under the express terms of the Lease, to the same extent as if Guarantor had been originally named instead of Tenant as a party to the Lease and there had been no rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of Landlord on or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Tenant under the Lease (to the extent permitted by law).

Section 1.04           No Notice or Duty to Exhaust Remedies. Guarantor hereby waives notice of any default in the payment or non-performance of any of the Guaranteed Obligations (except as expressly required hereunder), diligence, presentment, demand, protest and all notices of any kind. Guarantor agrees that liability under this Guaranty shall be primary and hereby waives any requirement that Landlord exhaust any right or remedy, or proceed first or at any time, against Tenant or any other guarantor of, or any security for, any of the Guaranteed Obligations. Guarantor hereby waives notice of any acceptance of this Guaranty and all matters and rights which may be raised in avoidance of, or in defense against, any action to enforce the obligations of Guarantor hereunder. Guarantor hereby waives any and all suretyship defenses or defenses in the nature thereof without in any manner limiting any other provision of this Guaranty. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Landlord may pursue its rights and remedies under this Guaranty and under the Lease in whatever order, or collectively, and shall be entitled to payment and performance hereunder notwithstanding any action taken by Landlord or inaction by Landlord to enforce any of its rights or remedies against any other guarantor, person, entity or property whatsoever. This Guaranty is a guaranty of payment and performance and not merely of collection.

Landlord may pursue its rights and remedies under this Guaranty notwithstanding any other guarantor of or security for the Guaranteed Obligations or any part thereof. Guarantor authorizes

Landlord, at its sole option, without notice or demand and without affecting the liability of Guarantor under this Guaranty, to terminate the Lease, either in whole or in part, in accordance with its terms.

Each default on any of the Guaranteed Obligations shall give rise to a separate cause of action and separate suits may be brought hereunder as each cause of action arises or, at the option of Landlord any and all causes of action which arise prior to or after any suit is commenced hereunder may be included in such suit.

Section 1.05           Subrogation. Notwithstanding any payments made or obligations performed by Guarantor by reason of this Guaranty (including but not limited to application of funds on account of such payments or obligations), Guarantor hereby irrevocably waives and releases, until 366 days after payment in full of the Guaranteed Obligations, any and all rights it may have, at any time, whether arising directly or indirectly, by operation of law, contract or otherwise, to assert any claim against Tenant or any other person or entity or against any direct or indirect security on account of payments made or obligations performed under or pursuant to this Guaranty, including without limitation any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity, and any and all rights that would result in Guarantor being deemed a “creditor” under the United States Bankruptcy Code of Tenant or any other person or entity. If any payment shall be paid to Guarantor on account of any subrogation rights, each and every amount so paid shall immediately be paid to Landlord to be credited and applied upon any of the Guaranteed Obligations, whether or not then due and payable. Every claim or demand which Guarantor may have against Tenant shall be fully subordinate to all Guaranteed Obligations.

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01           Representations and Warranties. The representations and warranties made by Guarantor in the Guarantor’s Certificate (a copy of which is attached hereto as Exhibit B) hereby are incorporated by reference herein (with all related definitions). Guarantor hereby represents and warrants to Landlord as provided therein.

Section 2.02           Financial Statements; Books and Records.

(a)           Guarantor shall deliver to Landlord and to Lender within seventy-five (75) days of the close of each fiscal year of Guarantor, annual audited financial statements of Guarantor (which must include Tenant as part of the Tenant Group) certified by a nationally recognized firm of independent certified public accountants. Guarantor also shall furnish to Landlord within thirty (30) days after the end of each of the three (3) remaining fiscal quarters unaudited financial statements and all other quarterly reports of Guarantor, certified by Guarantor’s chief financial officer, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other Law. All financial statements of Guarantor shall be prepared in accordance with GAAP consistently applied. All annual financial statements shall be accompanied (i) by an opinion of said accountants stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with

GAAP and (ii) by the affidavit of the president or a vice president of Guarantor, dated within five (5) days of the delivery of such statement, stating that (C) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Guarantor has taken or proposes to take with respect thereto and (D) except as otherwise specified in such affidavit, that Guarantor has fulfilled all of its obligations under this Guaranty which are required to be fulfilled on or prior to the date of such affidavit. Notwithstanding any of the foregoing to the contrary, so long as the Guarantor is a public company and the consolidated quarterly and annual financials of Guarantor (which must include Tenant as a part of the Tenant Group) that Guarantor otherwise would be required hereinabove to cause to be delivered are available to Landlord via EDGAR or other online service at no material cost to Landlord, then Landlord agrees that it shall obtain such quarterly and annual financials through such service and that Guarantor shall not be required to make the physical deliveries required hereinabove. In the event that Landlord (or any direct or indirect parent company) is required to disclose Tenant’s or Guarantor’s financial statements, as the case may be (in whole or in summary form), in order to comply with its public filing and disclosure requirements under the rules or regulations promulgated by the Securities & Exchange Commission (“SEC”), then Guarantor shall cause the certified public accountants that audited such financial statements to provide Landlord with written consent to allow such auditor’s report to be disclosed and/or incorporated by reference into Landlord’s or its ultimate parent company’s SEC filings.

Section 2.03           Notice of Certain Events. Promptly upon becoming aware thereof, Guarantor shall give Landlord notice of (i) the commencement or existence of any proceeding by or before any duly constituted governmental authority or agency against or affecting Guarantor which, if adversely decided, would have a material adverse effect on the financial condition of Guarantor or on its ability to perform its obligations hereunder or (ii) any material adverse change in the business, operations or condition, financial or otherwise, of Guarantor, to the extent the ability of Guarantor to perform its obligations hereunder is materially adversely affected.

Section 2.04           Estoppel Certificates. Guarantor shall, at any time upon not less than ten (10) days’ prior written request by Landlord or Lender, deliver to the party requesting the same a statement in writing, executed by the president or a vice president or other duly authorized officer of Guarantor, certifying (i) that, except as otherwise specified, this Guaranty is unmodified and in full force in effect, (ii) that Guarantor is not in default hereunder and that no event has occurred or condition exists which with the giving of notice or the passage of time or both would constitute a default hereunder, (iii) that Guarantor has no defense, setoff or counterclaim against Landlord arising out of or in any way related to this Guaranty, and (iv) that, except as otherwise specified, there are no proceedings pending against Guarantor before any court, arbiter or administrative agency which, if adversely decided, could have a material adverse effect on the financial condition of Guarantor or on its ability to perform its obligations hereunder.

Section 2.05           Guarantor’s Assets. NYTC hereby represents and warrants that all material assets (collectively, the “Strategic Assets”) necessary for the operation of Guarantor’s business of reporting, collecting, publishing and distributing news and related content through (i)

The New York Times newspaper and the printing and sales thereof, and (ii) nytimes.com and its distribution or dissemination, including, in any case, all material intellectual property rights (the “IP Assets”), including, without limitation, all logos, copyrights, patents, trademarks and service marks for The New York Times and nytimes.com, and all licenses and web addresses, is held by Guarantor either directly through its divisions such as, The New York Times News Services, nytimes.com, and The New York Times Newspaper, or indirectly through its wholly-owned Subsidiary, The New York Times Sales Company. If any material portion of the Strategic Assets shall be sold, assigned, conveyed or otherwise transferred to any Affiliate or Subsidiary of Guarantor then, concurrently with such transfer, such Affiliate or Subsidiary, as the case may be, shall execute a counterpart of this Guaranty as an additional Guarantor hereunder.

ARTICLE III
EVENTS OF DEFAULT

Section 3.01           Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Guaranty:

(a)           a failure by Guarantor to make any payment of any Monetary Obligation within five (5) days after demand by Landlord, regardless of the reason for such failure;

(b)           a failure by Guarantor duly to perform and observe, or a violation or breach of, any other provision hereof not otherwise specifically mentioned in this Section 3.01, in each case continuing for ten (10) Business Days after written notice is given by Landlord;

(c)           any representation or warranty made by Guarantor herein or in any certificate, demand or request made pursuant hereto now or hereafter proves to have been incorrect when made, in any material respect, and any such incorrectness or failure remains uncured for five (5) days from the date on which notice thereof is given by Landlord;

(d)           Guarantor shall (A) voluntarily be adjudicated a bankrupt or insolvent, (B) seek or consent to the appointment of a receiver for itself or its assets, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (D) make a general assignment for the benefit of creditors, or (E) be unable to pay its debts as they mature;

(e)           a court shall enter an order, judgment or decree appointing, without the consent of Guarantor, a receiver or trustee for it or approving a petition filed against Guarantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or unstayed sixty (60) days after it is entered;

(f)            Guarantor shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution;

(g)           Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or substantially all of its assets to any Person or Persons, without the express prior written approval of Landlord in its sole and absolute discretion, unless either (i) the Lease is assigned to and assumed by the Person or Persons acquiring such assets pursuant to a written agreement, or (ii) the Person or Persons acquiring such assets execute and deliver to Landlord a guaranty of the Lease substantially in the form of this Guaranty (in which case the Lease may be assigned to and assumed by an SPE or other non-operating Subsidiary of such Person).

(h)                                 Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or substantially all of the Strategic Assets to any Person without the express prior written approval of Landlord in its sole and absolute discretion, unless either (i) the Lease is assigned to and assumed by the Person or Persons acquiring such assets pursuant to a written agreement, or (ii) the Person or Persons acquiring such assets execute and deliver to Landlord a guaranty of the Lease substantially in the form of this Guaranty (in which case the Lease may be assigned to and assumed by an SPE or other non-operating Subsidiary of such Person).

(i)                                     Guarantor shall, in a single transaction or series of transactions, sell, assign or otherwise transfer or enter into an agreement to sell, assign or otherwise transfer all or any material portion of the IP Assets to any Person (other than to a wholly-owned Subsidiary that executes a counterpart of this Guaranty as required by Section 2.05 hereof) without the express prior written approval of Landlord in its sole and absolute discretion; provided that, (x) the provision of Section 3.01(j) below shall not be applied to permit any sale, assignment or other transfer of the IP Assets and (y) (i) the sale, assignment or other transfer of all or substantially all of the IP Assets shall be permitted under the terms of Section 3.01(g) above as a part of the sale, assignment or other transfer of all or substantially all of the assets of Guarantor or under the terms of Section 3.01(h) above as a part of the sale, assignment or other transfer of all or substantially all of the Strategic Assets to the same Person, and (ii) the sale, assignment or other transfer of all or any material portion of the IP Assets shall be permitted if (A) the Person acquiring the IP Assets is either (1) a Credit Entity or (2) a Subsidiary of such Credit Entity, if such Credit Entity executes and delivers to Landlord a guaranty of the Lease substantially in the form of this Guaranty, and (B) in any case, the Lease is assigned to and assumed by the Person acquiring the IP Assets pursuant to a written agreement.

(j)                                     a failure by Guarantor to duly to perform and observe, or a violation or breach of, the following:

1. Guarantor shall not, in a single transaction or series of transactions (including any interim merger or consolidation), enter into an agreement to sell or convey, transfer or lease or sell or convey, transfer or lease any material portion of the Strategic Assets (an “Asset Transfer”) to any Person (other than an Excluded Disposition and other than an Asset Transfer to a wholly-owned Subsidiary that executes a counterpart of this Guaranty as required by Section 2.05 hereof) without the express prior written approval of Landlord in its sole discretion; provided that, so long as such Asset Transfer is for a valid corporate purpose to a bona fide third party operating company (and not merely or primarily for the purpose of, or with the intent of, circumventing or attempting to circumvent the restrictions contained in this Section 3.01(j) or precipitating a sale of the Leased Premises back to Guarantor or any of its Affiliates or Subsidiaries), Guarantor shall have the right to conduct an Asset Transfer to a Person without Landlord’s consent provided and upon condition that:

(i)            With respect to the first proposed Asset Transfer and any subsequent proposed Asset Transfer if Guarantor has not previously provided an Asset L/C: Guarantor shall make a written rejectable offer to Landlord (the “Offer”) to terminate the Lease and this Guaranty for a termination price not less than the amount corresponding to the proposed month of such termination as set forth on Schedule 1 annexed hereto and made a part hereof. If Landlord rejects such offer, then Guarantor nevertheless shall have the right to conduct such Asset Transfer provided that Guarantor delivers to Landlord a letter of credit (the “Asset L/C”) meeting the criteria for an acceptable “Letter of Credit” as set forth in Paragraph 37 of the Lease in an amount equal to the Basic Rent due under the Lease for the Lease Year in which Guarantor makes such Offer at least five (5) Business Days prior the effective date of any such Asset Transfer. If Landlord fails to accept such Offer by written notice to Guarantor given within thirty (30) days after the date the Offer was given by Guarantor then the Offer shall be deemed rejected by Landlord. Upon the tender of the Asset L/C same shall constitute an additional Security Deposit (i.e., in addition to and not in lieu of the Earnout Security Deposit deposited by Tenant under the terms of the Lease concurrently with the execution of this Lease). The Asset L/C shall be held, utilized and returned, and otherwise subject to, all of the terms and provisions of Paragraph 37 (and Paragraph 22(a)) of the Lease applicable to a Security Deposit; and

(ii)           With respect to any subsequent proposed Asset Transfer after Guarantor has delivered an Asset L/C: Guarantor shall make a written rejectable offer to Landlord (the “Offer”) to terminate the Lease and this Guaranty for a termination price not less than the amount corresponding to the proposed month of such termination as set forth on Schedule 1 annexed hereto and made a part hereof. If Landlord rejects such offer, then Guarantor nevertheless shall have the right to conduct such Asset Transfer and no additional Asset L/C or other security shall be required in connection therewith.

Notwithstanding the foregoing, (A) the sale, conveyance or other transfer or disposal of used, obsolete or worn-out items of equipment, machinery, vehicles or other similar personal property assets that currently constitute a part of the Strategic Assets, (B) the sale, conveyance or other transfer of real or personal property assets the retention of which is no longer deemed necessary, advisable or advantageous by Guarantor in connection with or following the outsourcing of labor, services or production as a cost-savings measure in accordance with Guarantor’s strategic planning, and (C) the sale or other transfer of any plant or facility or other real property asset or item of capital equipment that is or will be closed, idle, underutilized or no longer economical to operate and the retention of which is no longer deemed necessary, advisable or advantageous by Guarantor as a result of the consolidation or termination of lines of business in accordance with Guarantor’s strategic planning, shall not, in any case, by itself constitute an Asset Transfer even if such asset or assets might otherwise constitute a material portion of the Strategic Assets (a Asset Transfer meeting the criteria of (A), (B) or (C) hereof, an “Excluded Disposition”).

For purposes of clarification, NYTC’s ownership and control of the equity interests of NYT Sales shall be deemed an asset within the definition of Strategic Assets and any sale, conveyance or other transfer by NYTC of a controlling interest in NYT Sales, in a single transaction or series of transactions, shall be subject to the terms governing an Asset Transfer under this Section 3.05(j).

ARTICLE IV
MISCELLANEOUS

Section 4.01           Effect of Bankruptcy Proceedings. This Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Landlord as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made. Guarantor hereby agrees to indemnify Landlord against, and to save and hold Landlord harmless from any required return by Landlord, or recovery from Landlord, of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason. If an Event of Default at any time shall have occurred and be continuing or exist and declaration of default or acceleration under or with respect to the Lease shall at such time be prevented by reason of the pendency against Tenant of a case or proceeding under any bankruptcy or insolvency law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Lease shall be deemed to have been declared in default or accelerated with the same effect as if the Lease had been declared in default and accelerated in accordance with the terms thereof, and Guarantor shall forthwith pay and perform the Guaranteed Obligations in full without further notice or demand.

Section 4.02           Further Assurances. From time to time upon the request of Landlord, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Landlord reasonably may deem necessary or appropriate to confirm this Guaranty, to carry out the purpose and intent hereof or to enable Landlord to enforce any of its rights hereunder.

Section 4.03           Amendments, Waivers, Etc. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

Section 4.04           No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of Landlord in exercising any right, power or privilege under this Guaranty or the Lease shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Landlord under this Guaranty are cumulative and not exclusive of any rights or remedies which Landlord would otherwise have under the Lease, at law or in equity.

Section 4.05           Notices. All notices, requests, demands, directions and other communications (collectively “notices”) under the provisions of this Guaranty shall be in writing and shall be deemed to have been given and received for all purposes when delivered in person or by Federal Express or other reliable 24-hour delivery service or five (5) business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party or when delivery is refused. All notices shall be sent to the applicable party addressed, if to Landlord, c/o W. P. Carey & Co. LLC,

50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, to the attention of Director, Asset Management, and notices to Tenant shall be sent c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 to the attention of General Counsel and CEO (in separate envelopes) and shall simultaneously be given by Landlord to DLA Piper LLP, 1251 Avenue of the Americas, New York, New York, 10020 Attention:  Martin D. Polevoy, Esq. A copy of any notice given by Tenant to Landlord shall simultaneously be given by Tenant to Reed Smith LLP, 599 Lexington Avenue, 29th Floor, New York, New York, 10022, Attention: Chairman, Real Estate Department, or in accordance with the last unrevoked written direction from such party to the other party.

Section 4.06           Expenses. Guarantor agrees to pay or cause to be paid and to save Landlord harmless against liability for the payment of all reasonable out-of-pocket expenses, including fees and expenses of counsel for Landlord, incurred by Landlord from time to time arising in connection with Landlord’s enforcement or preservation of rights under this Guaranty or the Lease, including but not limited to such expenses as may be incurred by Landlord in connection with any default by Guarantor of any of its obligations hereunder or by Tenant of any of its obligations under the Lease.

Section 4.07           Survival. All obligations of Guarantor to make payments to or indemnify Landlord shall survive the payment and performance in full of the Guaranteed Obligations.

Section 4.08           Severability. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

Section 4.09           Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

Section 4.10           Governing Law. (a)      This Guaranty was negotiated in New York, and accepted by Landlord in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contract made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty, and the Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to § 5-1401 of the New York General Obligations Law.

(b)           Any legal suit, action or proceeding against Guarantor or Landlord arising out of or relating to this Guaranty shall be instituted in any federal or state court in New York, New York, pursuant to § 5-1402 of the New York General Obligations Law, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

Section 4.11           Jury Trial. GUARANTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT THE LANDLORD HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF ALL WAIVERS CONTAINED HEREIN BY INDEPENDENT LEGAL COUNSEL, SELECTED BY GUARANTOR, AND GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

Section 4.12           Successors and Assigns; Joint and Several. This Guaranty shall bind Guarantor and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns. The obligations and liabilities of each Guarantor under this Guaranty shall be joint and several. As used in this Guaranty, the singular shall include the plural and vice-versa.

Section 4.13           Incorporation of Recitals; Definitions. The recitals set forth on page 1 of this Guaranty are hereby specifically incorporated into the operative terms of this Guaranty as if fully set forth. Terms not otherwise specifically defined herein shall have the meanings set forth in the Lease.

Section 4.14           Rights of Lender. Guarantor acknowledges that the rights of Landlord under this Guaranty may be assigned to Lender and, upon such assignment, Lender shall have all of the rights and benefits of Landlord hereunder.

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date first above written.

WITNESS:	THE NEW YORK TIMES COMPANY

By:	By:

Name:

Title:

WITNESS:	THE NEW YORK TIMES SALES COMPANY.

By:	By:
Name: Kenneth A. Richieri
Title:

Schedule 1

Rejectable Offer Schedule for Guaranty

Month	Amount
3/2009	$329,939,192
4/2009	$329,573,263
5/2009	$329,205,505
6/2009	$328,835,907
7/2009	$328,464,462
8/2009	$328,091,159
9/2009	$327,715,990
10/2009	$327,338,945
11/2009	$326,960,015
12/2009	$326,579,190
1/2010	$326,196,461
2/2010	$325,811,818
3/2010	$325,395,018
4/2010	$324,976,133
5/2010	$324,555,155
6/2010	$324,132,071
7/2010	$323,706,872
8/2010	$323,279,547
9/2010	$322,850,085
10/2010	$322,418,476
11/2010	$321,984,709
12/2010	$321,548,773
1/2011	$321,110,658
2/2011	$320,670,352
3/2011	$320,197,156
4/2011	$319,721,595
5/2011	$319,243,656
6/2011	$318,763,327
7/2011	$318,280,596
8/2011	$317,795,452
9/2011	$317,307,882
10/2011	$316,817,874
11/2011	$316,325,416
12/2011	$315,830,496
1/2012	$315,333,101
2/2012	$314,833,219
3/2012	$314,299,690
4/2012	$313,763,493
5/2012	$313,224,615
6/2012	$312,683,042
7/2012	$312,138,762
8/2012	$311,591,760
9/2012	$311,042,024
10/2012	$310,489,538
11/2012	$309,934,291
12/2012	$309,376,267
1/2013	$308,815,453
2/2013	$308,251,834
3/2013	$307,653,783
4/2013	$307,052,741
5/2013	$306,448,693
6/2013	$305,841,626
7/2013	$305,231,523
8/2013	$304,618,370
9/2013	$304,002,151
10/2013	$303,382,851
11/2013	$302,760,454
12/2013	$302,134,945
1/2014	$301,506,309
2/2014	$300,874,530
3/2014	$300,207,502
4/2014	$299,537,139
5/2014	$298,863,424
6/2014	$298,186,341
7/2014	$297,505,872
8/2014	$296,822,000
9/2014	$296,134,710
10/2014	$295,443,983
11/2014	$294,749,802
12/2014	$294,052,151
1/2015	$293,351,011
2/2015	$292,646,365
3/2015	$291,905,626
4/2015	$291,161,182
5/2015	$290,413,016
6/2015	$289,661,110
7/2015	$288,905,444
8/2015	$288,146,000
9/2015	$287,382,758
10/2015	$286,615,700
11/2015	$285,844,807
12/2015	$285,070,060
1/2016	$284,291,438
2/2016	$283,508,924
3/2016	$282,689,437
4/2016	$281,865,853
5/2016	$281,038,151
6/2016	$280,206,311
7/2016	$279,370,311
8/2016	$278,530,132
9/2016	$277,685,751
10/2016	$276,837,149
11/2016	$275,984,304
12/2016	$275,127,194
1/2017	$274,265,799
2/2017	$273,400,097
3/2017	$272,496,510
4/2017	$271,588,406
5/2017	$270,675,762
6/2017	$269,758,554
7/2017	$268,836,760
8/2017	$267,910,357
9/2017	$266,979,323
10/2017	$266,043,633
11/2017	$265,103,264
12/2017	$264,158,194
1/2018	$263,208,398
2/2018	$262,253,853
3/2018	$261,260,477
4/2018	$260,262,134
5/2018	$259,258,800
6/2018	$258,250,448
7/2018	$257,237,055
8/2018	$256,218,595
9/2018	$255,195,042
10/2018	$254,166,372
11/2018	$253,132,559
12/2018	$252,093,576
1/2019	$251,049,398
2/2019	$251,049,398
Thereafter	$250,000,000

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION OF SEVERANCE LEASE

ASSIGNMENT AND ASSUMPTION OF SUBLEASE

This ASSIGNMENT AND ASSUMPTION OF SUBLEASE (the “Assignment”) dated as of March       , 2009 (the “Effective Date”), by and between NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Assignor”), having an office address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York, 10018, and 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Assignee”), having an office address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020.

W I T N E S S E T H :

WHEREAS, The New York Times Building LLC and 42nd St. Development Project, Inc. entered into that certain Agreement of Lease dated December 12, 2001, as tenant and landlord, respectively, (the “Ground Lease”), with respect to that certain real property located at 620 Eighth Avenue, New York, New York, 10018, as more particularly described in Exhibit A attached hereto and made a part hereof and all improvements then or thereafter located thereon (collectively, the “Property”);

WHEREAS, The New York Times Building LLC and Assignor entered into that certain Agreement of Sublease dated December 12, 2001, as landlord and tenant, respectively, (the “Original NYT Severance Lease”), a Memorandum of which was recorded on October 24, 2003, in the Office of the City Register, New York County, as CRFN # 2003000433125, which Original NYT Severance Lease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated August 15, 2006, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006, as CRFN # 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated January 29, 2007, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007, as CRFN # 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated as of March 6, 2009, between Landlord and Tenant and intended to be recorded in the Office of the City Register of the City of New York prior to this Assignment (Original NYT Severance Lease, as so amended, the “NYT Sublease”);

WHEREAS, The New York Times Building LLC submitted the Ground Lease to a leasehold condominium structure pursuant to Article 9-B of the Real Property Law of the State of New York and the NYT Sublease covers the condominium units more particularly described on Exhibit B attached hereto and made a part hereof (the “NYT Sublease Premises”);

WHEREAS, Assignor wishes to assign all of its right, title and interest in and to the NYT Sublease to Assignee, and Assignee wishes to assume all such right, title and interest; and

WHEREAS, immediately following such assignment by Assignor to Assignee, Assignee, as landlord, is entering into a triple-net lease of the NYT Sublease Premises with Assignor, as tenant, dated as of the date hereof (the “WPC Lease”).

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NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby covenant and agree as follows:

1.        Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the NYT Sublease. References herein to any document or instrument shall refer to the same as it may be amended, modified, supplemented, extended, renewed or assigned from time to time.

2.        Assignor hereby assigns, grants, bargains, sells and transfers all of its right, title and interest in and to the NYT Sublease, together with any and all amendments, extensions and renewals thereof, and together with all rights and obligations accrued or to accrue under said NYT Sublease on and after the date hereof, to Assignee and its successors and assigns, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof, for all the rest of the respective term of the NYT Sublease.

3.        Assignee hereby assumes the duties and obligations and agrees to perform and comply with all of the covenants and conditions of the NYT Sublease to be performed or complied with by the tenant thereunder on and after the date hereof, as if Assignee originally had executed the NYT Sublease as the tenant thereunder; provided that, as between Assignor and Assignee, nothing herein shall limit or alter Assignor’s obligation to continue to perform such obligations pursuant to the terms of the WPC Lease and the obligations under the Condominium Documents.

4.        Assignor indemnifies Assignee from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements) that may be imposed on the Assignee by reason of any failure by Assignor to perform any of the obligations under the NYT Sublease arising prior to the Effective Date.

5.        Assignee indemnifies Assignor from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements) that may be imposed on the Assignor by reason of any failure by Assignee to perform any of the obligations under the NYT Sublease arising from and after the Effective Date; subject, however, to Assignor’s obligation to continue to perform such obligations pursuant to (i) the WPC Lease and (ii) the Condominium Documents.

6.        Promptly upon request of the other party, Assignor and Assignee shall each execute, acknowledge (as appropriate) and deliver to the other such other assurances and take such other actions as may be reasonably required to carry out the intent and purpose of this Assignment, provided that neither party shall incur any material additional cost, expense or obligation in connection with any act that the other party may request.

7.        This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

8.        Nothing expressed or implied in this Assignment is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or

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permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment, or result in such Person being deemed a third-party beneficiary of this Assignment.

9.        This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.      This Assignment may be executed in counterparts, each of which shall be an original and all of which together shall constitute but one (1) and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Assignment as of the date first set above.

ASSIGNOR:

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
Name:
Title: Manager

ASSIGNEE:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a
Delaware limited liability company, its general partner

By: CPA:17 LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole member

By: CORPORATE PROPERTY
ASSOCIATES 17 – GLOBAL INCORPORATED,
a Maryland corporation, its general partner

By:
Name: Jason E. Fox
Title: Executive Director

4

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the          day of March in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                  personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the          day of March in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                  personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Notary Public

5

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

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TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXECUTION COPY

EXHIBIT D

FORM OF BILL OF SALE AND ASSIGNMENT

BILL OF SALE

NYT REAL ESTATE COMPANY LLC,

a New York limited liability company

to

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP,

a Delaware limited partnership

KNOW ALL MEN BY THESE PRESENTS, that NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Seller”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid by 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”), at or before the sealing and delivery of these presents, the receipt and sufficiency of which hereby is acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto Purchaser on this        day of March, 2009, the following (the “Personal Property”):

(i)

all machinery and equipment listed and described on Exhibit B attached hereto and made a part hereof owned by Seller and located on property (the “Property”) situate in New York, New York, as described on Exhibit A attached hereto and made a part hereof;

(ii)	all certificates of occupancy, licenses, permits, approvals and authorizations, if any, which customarily are required to be transferred with the Property;

(iii)	all warranties, indemnity agreements and bonds with respect to any portion of the Property;

(iv)	any warranties or guaranties given by any contractor, manufacturer or materialmen in connection with the construction, maintenance, repair or renovation of the Property; and

(v)	all plans and specifications, drawings, technical manuals and similar matters with respect to the Property.

The term “Personal Property” shall exclude the following:

(i)	Any existing cause of action, or damage claim, of or against Seller.

(ii)

All rights and interests of Seller with respect to any amounts due Seller with respect to the Property and arising prior to the closing of the transaction contemplated hereby (including, but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property), to the extent attributable to periods prior to such closing.

1

(iii)

All rights and interests of Seller with respect to the condominium units comprising Floors 21 through 27 of the Building (as defined in Exhibit A attached hereto) and their respective undivided interest in the Condominium (as defined in Exhibit A attached hereto) common elements (the “Excluded Units”).

(iv)	All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups.

(v)

All right, title and interest of Seller in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units (as defined in Exhibit A attached hereto) and the Excluded Units between Seller and First New York Partners Management, LLC dated as of January 4, 2007, as amended, and (ii) that certain Management Agreement relating to the Excluded Units between Seller and First New York Partners Management, LLC dated as of April 4, 2008.

TO HAVE AND TO HOLD the Personal Property unto Purchaser and its successors and assigns to and for their own proper use and benefit forever.

AND Seller, for itself and for its successors and assigns, hereby does covenant with Purchaser and its successors and assigns that it is the true and lawful owner of the Personal Property hereby sold, and has full power to sell and convey the same; that the title so conveyed is clear, free and unencumbered; and further that Seller hereby does bind Seller and Seller’s heirs, legal representatives, successors and assigns to warrant and forever defend title to the Personal Property against the claim or claims of all persons whomsoever claiming or to claim the same or any part thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

EXECUTION COPY

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed on its behalf on the date and year first above written.

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:

Name: Kenneth A. Richieri

Title: Manager

3

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

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THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

5

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXHIBIT B

MACHINERY AND EQUIPMENT

All fixtures, machinery, apparatus, equipment, fittings and appliances of every kind and nature whatsoever now or hereafter affixed or attached to or installed in any of the Property (except as hereafter provided), including all electrical, anti-pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, fire prevention, fire extinguishing, security, and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells and passenger and freight elevators, together with all additions thereto, substitutions therefor and replacements thereof required or permitted by that certain Lease Agreement (“Lease”) by and between Seller, as tenant, and Purchaser, as landlord, for the Property dated of even date herewith, but excluding “Tenant’s Personal Property” (as that term is defined in the Lease).

7

EXHIBIT F

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by                                                  (“Transferor”), the undersigned hereby certifies the following on behalf of Seller:

Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);

Transferor’s U.S. employer identification number is:                                                      ; and

Transferor’s office address is                                                                                         .

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated:

,
a

By:
Name:
Its:

NOTICE TO TRANSFEREE (BUYER):  You are required by law to retain this Certificate until the end of the fifth tax year following the tax year in which the transfer takes place and make the Certificate available to the Internal Revenue Service if requested to do so during that period.

1

EXHIBIT G

SEVERANCE LEASE / LANDLORD’S ESTOPPEL CERTIFICATE

To:                              620 EIGHTH NYT (NY) LIMITED PARTNERSHIP (“Purchaser”) and 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP (“WPC Lender”)

Re:                               Agreement of Sublease dated as of December 12, 2001, between The New York Times Building LLC (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company (“Tenant”), NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006, to 42nd St. Development Project, Inc., as landlord (in such capacity, “Landlord”), which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006, as CRFN # 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007, as CRFN # 2007000100157 and by Third  Amendment to Agreement of Sublease (NYT) dated as of March 6, 2009, between Landlord and Tenant and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

Date:  March     , 2009

In connection with the proposed assignment to Purchaser of the interest of NYT Real Estate Company LLC (“Seller”) in the Severance Lease (the “Assignment”), the undersigned hereby certifies to and agrees with Seller, WPC Lender and Purchaser as follows as of the date hereof:

1.                                       All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Severance Lease.

2.                                       Landlord, Tenant and Purchaser have concurrently herewith entered into a letter agreement regarding the Assignment, a copy of which is annexed hereto as Exhibit 1 (the “Letter Agreement”).

3.                                       In connection with the Assignment, Landlord hereby acknowledges and recognizes Purchaser as the tenant under the Severance Lease, subject, however, to the matters set forth in the Letter Agreement and in clause (ii) of the last sentence of Paragraph 7 hereof.

4.                                       Purchaser, as a Tenant under the Severance Lease, also is entitled specifically to the rights and benefits granted Tenant under Section 18.1 (Quiet Enjoyment) of the Severance Lease.

5.                                       The Severance Lease has not been further modified and is in full force and effect.

1

6.                                       The Charges payable by Tenant under the Severance Lease to Landlord have been paid in full up to and including the following date(s):

PILOT:                                                                                                                                                        June 30, 2009

Theater Surcharge:                                                                                           December 31, 2009

7.                                       To the best knowledge of Landlord, neither an Event of Default under the Severance Lease nor any event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Severance Lease, has occurred.  To the best knowledge of Landlord, no Default has occurred in Tenant’s performance of any covenant, agreement, obligation or condition contained in the Severance Lease.  Notwithstanding the statements in the preceding two (2) sentences, Landlord has advised Tenant that (i) Tenant is not in compliance with its obligations to provide Landlord, for Landlord’s review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat screen televisions installed by Tenant in lieu of retail signage (the “Signage Obligations”) and Landlord reserves all rights and powers to enforce the Signage Obligations and remedies with respect thereto, and (ii) with respect to the “Prohibited Person” status of Purchaser as a proposed transferee of the NYTC Sublease, Landlord’s knowledge is limited to a search of the NYC Vendex database indicating that no “Caution” or “Warrant” information was discovered.

8.                                       From and after the date hereof, any notice that Tenant is entitled to receive under the Severance Lease shall be sent as follows:

NYT Real Estate Company LLC
c/o The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: General Counsel

With copies to:

The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: Director of Real Estate

DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Attention: Martin D. Polevoy, Esq.

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP
c/o W.P. Carey & Co. LLC
50 Rockefeller Plaza, 2nd Floor
New York, NY 10020

2

Attn: Asset Management, Director

Reed Smith LLP
599 Lexington Avenue, 29th Floor
New York, NY 10029
Attn: Real Estate Department, Chair

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3

IN WITNESS WHEREOF, the undersigned duly executed this Estoppel, in its capacity as fee owner of the Property, as lessor under the Initial Ground Lease, as lessee under the Ground Lease and as Landlord under the Severance Lease and the New NYTC Sublease, on the date and year first above written.

42nd ST. DEVELOPMENT PROJECT, INC.

By:
Name:
Title:

4

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the      day of March in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that    he executed the same in h    capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

5

Exhibit 1

Letter Agreement

[TO BE TYPED ON ESDC’S LETTERHEAD]

March     , 2009

NYT Real Estate Company LLC

c/o The New York Times Company

620 Eight Avenue

New York, New York 10018

620 Eight NYT (NY) Limited Partnership

c/o W.P. Carey & Co. LLC

50 Rockefeller Plaza, 2nd Floor

New York, New York, 10020

Re:  Sublease at 620 Eight Avenue, New York, New York 10018

Dear Sirs:

Reference is made that certain Agreement of Sublease (NYT) dated as of December 12, 2001 between The New York Times Building LLC, as landlord (“NYTB”) and NYT Real Estate Company LLC (the “Tenant”), as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433125 in the Office of the City Register of the City of New York, New York County (the “Initial NYTC Sublease”), which Initial NYTC Sublease was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 made by NYTB to 42ND St. Development Project, Inc., a subsidiary of New York State Urban Development Corporation d/b/a as Empire State Development Corporation, as successor in interest to NYTB (“42DP” and in its capacity as landlord, the “Landlord”), and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Initial NYTC Sublease was amended by First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York, New York County on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT)  dated as of January 29, 2007 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York, New York County on February 22, 2007 as CRFN 2007000100157, and that certain Third Amendment to Agreement of Sublease (NYT) of even date herewith between Landlord and Tenant intended to be recorded in the Office of the City Register of the City of New York, New York County promptly hereinafter (the Initial NYTC Sublease, as so assigned and amended, the “NYTC Sublease”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the NYTC Sublease.

Tenant wishes to assign to 620 Eighth NYT (NY) Limited Partnership, a Delaware limited partnership (“Assignee”), having an office address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020, all its rights, interests and obligations under the NYTC Sublease pursuant to an Assignment and Assumption of Sublease of even date herewith, a copy of which is attached hereto as Exhibit A (the “Assignment”) and has requested that Landlord consent to the Assignment.

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Immediately following the Assignment, Tenant and Assignee intend to enter into that certain Lease Agreement of even date herewith, a copy of which is attached hereto as Exhibit B (the “Lease Back Agreement”) pursuant to which, inter alia, Tenant shall undertake to perform all obligations of tenant under the NYTC Sublease on behalf of Assignee.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord, Tenant and Assignee hereby agree as follows:

1.                                       Consent.  Landlord hereby consents to the Assignment subject to the following:

a.               Assignee acknowledges and agrees that with respect to the “Prohibited Person” status of Assignee as a proposed transferee of the NYTC Sublease, Landlord’s consent is based on (i) a search of the NYC Vendex Database indicating that no “Caution” or “Warrant” information was discovered and (ii) Assignee’s representation that it is not a Prohibited Person.

b.              Assignee hereby covenants and agrees that at all times during the term of the NYTC Sublease, Assignee, as tenant under the NYTC Sublease, shall retain, or, as long as the Lease Back Agreement shall be in force and effect, cause Tenant pursuant to the terms of the Lease Back Agreement, to retain, either (i) First NY Partners Management, LLC, a New York limited liability company, or (ii) any other manager having not less than five years’ experience in the ownership and/or management of at least five million square feet of office space ( a “Qualified Manager”) to manage the Demised Premises.

c.               Assignee and Tenant hereby represent to Landlord that the copy of the Lease Back Agreement attached hereto as Exhibit B is a true, complete and accurate copy of the Lease Back Agreement and covenant and agree that the Lease Back Agreement shall not be amended, amended and restated, modified or supplemented in any substantive respect without the prior written consent of Landlord; provided that, with respect to amendments, amendments and restatements, modifications and supplements which do not reduce Tenant’s obligations under the Lease Back Agreement to perform all obligations of tenant under the NYTC Sublease on behalf of Assignee, Landlord’s consent shall not be unreasonably withheld or delayed.

d.              Assignee and Tenant hereby covenant and agree that the Lease Back Agreement shall not be assigned by Tenant, except to (i) a Related Entity of Tenant, or (ii) an entity constituting a Permitted Transferee pursuant to the NYTC Sublease.

2.                                       Ratification of NYTC Sublease.  Except as expressly provided in this letter agreement, all of the terms, covenants, and other provisions of the NYTC Subleases are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.  Nothing herein contained shall be deemed in any way to limit, restrict, or diminish Landlord’s rights under the NYTC Sublease, including Landlord’s rights under Article 13 of the NYTC Sublease with respect to future Transfers.

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3.                                       Governing Law.  This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  All Actions arising out of or relating to this letter agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York.

4.                                       Reliance.  This letter agreement may be relied upon by the Tenant, the Assignee and any Recognize Mortgagee encumbering the Assignee’s interest in the NYTC Sublease, and any title insurance company, and shall bind and benefit the successors and assigns of those persons and the undersigned.

5.                                       Counterparts.  This letter agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Kindly execute below to acknowledge your agreement with the above and return one original to the undersigned.

Sincerely,

42ND ST. DEVELOPMENT PROJECT, INC

By:
Name:
Title:

ACKNOWLEDGED AND AGREED THIS
     DAY OF MARCH, 2009

NYT REAL ESTATE COMPANY LLC

By:
Name: Kenneth A. Richieri
Title: Manager

620 EIGHT NYT (NY) LIMITED PARTNERSHIP

By:	620 EIGHTH GP NYT (NY) LLC,
a Delaware limited liability company, its general partner

	By:	CPA:17 LIMITED PARTNERSHIP,
A Delaware limited partnership, its sole member

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By:	ORPORATE PROPERTY ASSOCIATES
17 – GLOBAL INCORPORATED,
a Maryland corporation, its general partner
By:
Name: Jason E. Fox
Title: Executive Director

4

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

5

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared Jason E. Fox, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

6

Exhibit H

CONDOMINIUM CERTIFICATION

CONDOMINIUM CERTIFICATION / ESTOPPEL CERTIFICATE / RECOGNITION AGREEMENT

To:          620 EIGHTH NYT (NY) LIMITED PARTNERSHIP (“Purchaser”) and 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP (“WPC Lender”)

Re:          Units 0-A, 1-A, 2-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A, 9-A, 10-A, 11-A, 12-A, 13-A, 14-A, 15-A, 16-A, 17-A, 18-A, 19-A, 20-A, 28-A (the “Units”) in The New York Times Building Condominium located at 620 Eighth Avenue, New York, New York, and established under the Declaration of Leasehold Condominium of The New York Times Building Condominium, made as of August 4, 2006, by The New York Times Building LLC, and recorded in the Office of the City Register, New York County, on August 15, 2006, as CRFN # 2006000460293, as amended by that certain First Amendment to Declaration of Leasehold Condominium dated as of January 29, 2007, and recorded in the Office of the City Register, New York County, on February 8, 2007, as CRFN # 2007000075106, and further amended by that certain Second Amendment to the Declaration dated October 11, 2007, and recorded in the Office of the City Register, New York County, on January 8, 2008, as CRFN # 2008000008735, and further amended by that certain Third Amendment to the Declaration dated March 6, 2009, and intended to be recorded in the Office of the City Register, New York County, including the By-Laws and Rules and Regulations thereunder (the “Declaration”).

Date:       March       , 2009

In connection with the proposed sale to Purchaser of the interest of NYT Real Estate Company LLC (the “Seller”) in the Units (the “Transaction”), the undersigned hereby severally certify to and agree with Seller, Purchaser and WPC Lender and their respective successors and/or assigns as follows as of the date hereof:

1.             All initially capitalized terms that are defined in the Declaration and used but not defined herein shall have the meanings set forth for such terms in the Declaration.

2.             The Condominium Board of Managers and the NYTC Board of Managers (collectively, the “Boards”) hereby confirm, pursuant to Article VII, Section 8 of the Declaration, that:

(a)           Unit Owner Expenses in respect of the Units have been paid through and including March 31, 2009, and Seller is not in default in the payment of any Unit Owner Expense with respect to the Units; and

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(b)           to such party’s knowledge, Seller is not in default in the performance of any covenant, agreement or condition contained in the Declaration.

3.             The Boards further hereby acknowledge, agree and confirm that:

 (a)          No portion of the Common Elements has been leased or is being operated as retail space as of the date hereof;

(b)           The Condominium has not incurred any indebtedness (excluding trade debt incurred in the ordinary course) that constitutes a lien or encumbrance on the Condominium.

(c)           Any notice that an NYTC Unit Owner or a Registered Mortgagee of an NYTC Unit Owner is entitled to receive under the Declaration and/or By-Laws shall be sent simultaneously and in like manner to Purchaser at the following address:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP
c/o W.P. Carey & Co. LLC
50 Rockefeller Plaza, 2nd Floor
New York, NY 10020
Attn: Asset Management, Director

With a copy to:

Reed Smith LLP
599 Lexington Avenue, 29th Floor
New York, NY 10029
Attn: Real Estate Department, Chair

4.             Each of the Boards hereby further agree that, irrespective of whether Purchaser constitutes a Unit Owner under the Declaration, (i) the Boards recognize each of (A) that certain Mortgage, Security Agreement and Fixture Filing dated on or about the date hereof (“First Mortgage”) by and between Seller, as borrower, and WPC Lender, as lender, as the same may be amended, restated, increased, split, severed, assigned, consolidated and/or modified from time to time, and (B) that certain Wrap-Around Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated on or about the date hereof (“Wrap Mortgage”) by and between Seller, as borrower, and Purchaser, as lender, as the same may be amended, restated, increased, split, severed, assigned, consolidated and/or modified from time to time, as a Registered Mortgage under the terms of the Declaration; and (ii) the Boards recognize and shall consider Purchaser, and any future holder of either the First Mortgage or the Wrap Mortgage, as a Registered Mortgagee under the terms of the Declaration, with all of the rights and privileges thereof under the Declaration, including without limitation the rights to cast votes subject to and

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in accordance with Section 9 of Article XX of the Declaration; provided, however, the acknowledgement in the case of (i) and (ii) above are subject to the assumption that (A) any such person described therein is not a Prohibited Person (as defined in the Unit Leases referred to in the Declaration) and (B) the second sentence of Article XX, Section 9(a) of the Declaration shall be complied with.

5.             Any title insurer insuring the sale of the Units is entitled to rely on the Boards of Managers’ statements under Section 2 in issuing any title insurance policy to Purchaser.

6.             Any mortgagee of Purchaser (i.e. the holder of any mortgage, deed of trust or other security instrument from Purchaser that (a) encumbers any of the Units or Purchaser’s interest therein and (b) secures Purchaser’s obligation to repay a loan, as the same may be amended, restated, increased, split, severed, assigned, consolidated and/or modified from time to time) also shall be entitled to rely on the Boards’ statements hereunder when considering whether to enter into a loan with Purchaser secured by the Units.

7.             In connection with the Transaction and the assignment by Seller to NYT BUILDING LEASING COMPANY LLC, a New York limited liability company (collectively with its successors and assigns, “NYT-2”), of the subtenant’s interest under that certain Agreement of Sublease (NYT-2) of even date herewith by and between 42DP and Seller (the “New NYTC Sublease”), the Boards hereby acknowledge and agree that Seller and Purchaser and their respective successors and/or assigns shall have no liability with respect to the New NYTC Sublease and the premises demised thereunder (the “New NYTC Sublease Premises”) or any new sublease granted with a Registered Mortgagee for any portion of such New NYTC Sublease Premises.  Furthermore, the Boards hereby release Seller and Purchaser and their respective successors and/or assigns from all obligations and liabilities accruing under or with respect to the New NYTC Sublease and the New NYTC Sublease Premises from and after the date hereof.  The Boards shall have and retain all of their rights and remedies against NYT-2 with respect to the New NYTC Sublease and New NYTC Sublease Premises.

This document may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned duly executed this Certification / Estoppel Certificate on the date and year first above written.

BOARD OF MANAGERS OF THE NEW YORK TIMES BUILDING CONDOMINIUM

By:
	Name:	David A. Thurm
	Title:	President

By:
	Name:	David L. Berliner
	Title:	Vice-President

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NYTC BOARD OF MANAGERS OF THE NEW YORK TIMES BUILDING CONDOMINIUM

By:
	Name:	David A. Thurm
	Title:	President

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EXHIBIT I

ASSUMPTION AGREEMENT

This Assumption Agreement (the “Agreement”), dated March     , 2009, is made by and among NYT REAL ESTATE COMPANY LLC, a New York limited liability company with an address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York, 10018 (“Borrower”), 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership with an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020 (“New Borrower”) and 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership with an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020 (the “Lender”), with reference to the following facts:

RECITALS:

A.            Lender previously made a loan in the original principal amount of $175,000,000.00 (the “Loan”) to Borrower in connection with the Property (hereinafter defined).

B.            The Loan is evidenced by Borrower’s Promissory Note dated of even date herewith (the “Note”) made by Borrower in favor of Lender and is secured by a Mortgage, Security Agreement and Fixture Filing dated of even date herewith (the “Mortgage”) made by Borrower in favor of Lender covering certain property more particular described in the Mortgage (collectively, the “Property”), including but not limited to, certain leasehold condominium units and undivided interest in condominium common elements appurtenant thereto all as more particularly described in Exhibit A attached hereto, all located in the building known as “The New York Times Building” having a street address of 620 Eighth Avenue, New York, New York.

C.            In connection with the execution and delivery of that certain Lease Agreement of even date herewith executed by Borrower and New Borrower (the “Lease”), Borrower proposes to have New Borrower assume its obligations under the Note, and Borrower and New Borrower have requested the Lender’s consent to such assumption on the terms and conditions of this Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Borrower, New Borrower and Lender agree as follows:

1.             Loan Documents.  New Borrower acknowledges that (a) it has received from Lender and has approved, as to both form and content, the Note and the Mortgage; (b) it has read and understands all of the terms and conditions of the Note and the Mortgage; and (c) the Note and the Mortgage were duly executed by Borrower and are in full force and effect.

2.             Assumption of Loan by New Borrower.  New Borrower assumes the Note, and New Borrower (a) shall perform each and all of Borrower’s obligations under the Note accruing from and after the date hereof; and (b) shall be bound by each and all of the terms of the Note from and after the date hereof.

3.             Lender Consent.  Lender consents to New Borrower’s assumption of the Note.  Lender’s consent to New Borrower’s assumption of the Note shall not constitute a consent to any other transfer of such interest in the Note or a waiver of any provision of the Note or the Mortgage, except as expressly provided in this Agreement with respect to the New Borrower’s assumption of the Note.

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4.             No Modification of Loan Documents.  Nothing contained in this Agreement shall be construed to obligate Lender to extend the time for payment of the Note or otherwise modify any of the Note or the Mortgage in any respect.  Nothing in this Agreement, in any way, shall affect the validity or priority of the Mortgage.

5.             Status of Loan.  Lender, Borrower and New Borrower acknowledge and agree that (a) there are no defaults by Lender or Borrower under any of the Note or the Mortgage, and (b) except as expressly set forth in this Agreement, neither the Note nor the Mortgage have been modified, and the Note and the Mortgage are each binding and enforceable in accordance with their terms.

6.             Secured Obligation.  New Borrower acknowledges that its obligations under this Agreement and the Note are secured by the Mortgage.

7.             Subject to Lender’s Rights.  New Borrower’s assumption of the Note at all times shall be subject to and in no way shall affect, diminish or impair Lender’s rights and remedies under the Note or the Mortgage.

8.             Authority.  Borrower and New Borrower each has the full power and authority to enter into and perform all of its obligations under this Agreement, and this Agreement, when executed by the person or entities signing this Agreement on behalf of Borrower and New Borrower, respectively, shall constitute a legal, valid and binding obligation of Borrower and New Borrower enforceable in accordance with its terms.  The persons or entities executing this Agreement on behalf of Borrower and New Borrower have been duly authorized to execute this Agreement by all requisite action on the part of Borrower and New Borrower.

9.             Third Party Mortgagor Provisions.

(a)           Third Party Mortgagor.  Borrower acknowledges and agrees that Borrower understands that the Note and the Mortgage secure certain obligations of Borrower, as maker of the Note, notwithstanding the subsequent assumption by New Borrower of such obligations pursuant to this Agreement.

(b)           Waivers of Subrogation and Contribution.  Borrower unconditionally and irrevocably waives any and all rights and defenses that Borrower may have because the obligations secured by the Note and the Mortgage are secured by real property.  This means, among other things: (a) Lender may enforce its rights and remedies under the Note and the Mortgage against Borrower without first foreclosing on any real or personal property collateral owned by New Borrower (“Maker’s Collateral”), if any; and (b) if Lender forecloses on any Maker’s Collateral, if any: (i) the amount of the obligations secured by the Note and the Mortgage may be reduced only by the price for which such Maker’s Collateral is sold at the foreclosure sale, even if it is worth more than the sale price; and (ii) Lender may enforce its rights and remedies under the Note and the Mortgage against Borrower even if Lender, by foreclosing on such Maker’s Collateral, has destroyed any right Borrower may have to collect from New Borrower or from any other person or entity.

(c)           Obligations Independent; Other Waivers.  Borrower agrees that (i) its obligations and liabilities under the Note and the Mortgage are independent of and in

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addition to the undertakings of New Borrower pursuant to the Note; and (ii) a separate action may be brought to enforce the provisions of the Note and the Mortgage against Borrower whether or not New Borrower is a party to any such action.  Lender shall be under no obligation to marshal any assets in favor of Borrower.  Borrower hereby waives (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the obligations secured by the Note and the Mortgage, and promptness in commencing suit against any party thereto or liable thereon, or in giving any notice to or making any claim or demand hereunder upon it; (ii) any right to require Lender to (A) proceed against New Borrower or any other party liable with respect to such obligations, (B) proceed against or exhaust any security held by New Borrower, or (C) pursue any remedy in Lender’s power whatsoever; (iii) any defense arising by reason of any disability or other defense of New Borrower or by reason of the cessation from any cause whatsoever of the liability of New Borrower other than full and final payment of the obligations secured by the Note and the Mortgage; and (iv) all rights and benefits that might otherwise be available to Borrower under any suretyship defenses or other defenses otherwise available under applicable law.

(d)           Miscellaneous.  Borrower warrants that (a) to the extent the Note and the Mortgage secure the obligations of New Borrower to Lender, the Note and the Mortgage were executed at the request of Borrower; and (b) Lender has made no representation to Borrower as to the creditworthiness of New Borrower.  Borrower agrees to keep adequately informed, as it deems appropriate, of any facts, events or circumstances that might in any way affect its risks and liabilities under the Note or the Mortgage and further agrees that Lender shall have no further obligation to disclose to Borrower information or materials acquired in the course of Lender’s relationship with New Borrower.

(e)           Further Assurances.  In the event the Note or the Mortgage are assigned by Lender to a new third party lender or any such new third party lender amends, restated, consolidates or modifies the Note or the Mortgage, Borrower shall acknowledge any such assignment and any such amendment, restatement, consolidation or modification in writing as reasonably required by Lender, which acknowledgement, may include, without limitation, Borrower acknowledging certain third party mortgagor provisions consistent with the terms of this Agreement to be set out in any such amendment, restatement, consolidation or modification, subject to the provisions of paragraph 9(g) below.

(f)            Nonrecourse Obligations.  Subject to the qualifications that the Mortgage and the estate of the Borrower in the Property shall continue to secure the Note, notwithstanding the subsequent assumption by New Borrower of such obligations pursuant to this Agreement, the Borrower shall be liable for payment and performance of all of the obligations, covenants and agreements of the New Borrower under the Note to the full extent (but only to the extent) of all of Borrower’s interest in the Property.  If a default occurs in the timely and proper payment of any portion of the Note, except to the extent set forth above in this paragraph 9(f), Borrower shall not be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees due under the Note.

(g)           Subordination.  If the Option Lapse Date (as defined in the Lease) shall occur, the Beneficial Transfer Documents (as defined in the Lease) have been delivered, and the Note shall not have been fully paid, on the Option Lapse Date, provided the holder of the Note shall be an Affiliate (as defined in the Lease) of the Lender, the Lender will promptly grant Borrower a subordination non-disturbance and attornment agreement (an “Subordination”) substantially in the form of Exhibit B, annexed hereto.  However, upon any refinance of the Note

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and an assignment of the Mortgage to any person or entity who is not an Affiliate of the Lender (the “Refinanced Mortgage”), any such Subordination shall be terminated and, immediately upon such termination, replaced by the SNDA (as defined in the Lease) required by the terms of Paragraph 32(a) of the Lease with the same force and effect as if the Refinanced Mortgage were a Mortgage (as defined in the Lease) (other than the Landlord Mortgage (as such term is defined in the Lease)).

10.           No Waiver.  No waiver by Lender of any of its rights or remedies in connection with the Loan shall be effective unless such waiver is in writing and signed by Lender.  Without limiting the generality of the preceding sentence, nothing contained in this Agreement nor any delay or omission by Lender in exercising or enforcing any of its rights and remedies in connection with the Loan constitutes or shall be construed as a waiver by Lender of (a) any breach or default by Borrower or New Borrower under the Note or the Mortgage; (b) any of Lender’s rights or remedies in connection with the Loan; or (c) any of the provisions of the the Note or the Mortgage.  Lender’s rights and remedies under this Agreement are cumulative with and in addition to any and all legal and equitable rights and remedies that Lender may have in connection with the Loan.

11.           Entire Agreement.  Except as to those matters to be governed by the Lease as between Borrower and New Borrower only, this Agreement and the Note and the Mortgage contain the entire agreement and understanding among New Borrower, Borrower and Lender concerning the matters covered by this Agreement and the Note and the Mortgage and supersede all prior and contemporaneous agreements, statements, understandings, terms, conditions, negotiations, representations and warranties, whether written or oral, made by Lender, Borrower or New Borrower concerning the matters covered by this Agreement and the Note and the Mortgage.

12.           Modifications.  This Agreement may be modified only by a written agreement signed by New Borrower, Borrower and Lender.

13.           Descriptive Headings; Interpretation.  The headings to sections of this Agreement are for convenient reference only, do not limit in any way or amplify the terms of this Agreement, and shall not be used in interpreting this Agreement.  For purposes of this Agreement, the term “including” shall be deemed to mean “including without limitation.”

14.           No Claims.  Borrower and New Borrower each acknowledges and agrees that (a) it has no offsets or deductions of any kind against any indebtedness secured by the Mortgage or otherwise owing to Lender under the Note, and (b) it has no defenses or claims against Lender in connection with the Loan.

15.           Continuing Effect of Documents.  The Note, as modified by this Agreement, and the Mortgage shall remain in full force and effect in accordance with their terms and are affirmed by New Borrower.

16.           Time of the Essence.  Time is of the essence with respect to each provision of this Agreement.

17.           Counterparts; Successors.  This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute

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one and the same agreement.  This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns.

18.           Review by Borrower and New Borrower with Independent Counsel.  Borrower and New Borrower each acknowledges and agrees that (a) it has carefully read all of the terms and conditions of this Agreement and the documents contemplated by this Agreement, and it fully understands all of the terms and conditions of this Agreement, and (b) it has entered into this Agreement freely and voluntarily, after having consulted with its independent legal counsel or after having had a full and adequate opportunity to consult with its independent legal counsel.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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BORROWER:

NYT REAL ESTATE COMPANY LLC, a
New York limited liability company

By:
Name: Kenneth A. Richieri
Title: Manager

NEW BORROWER:

620 EIGHTH NYT (NY) LIMITED
PARTNERSHIP, a Delaware limited
partnership

By: 620 EIGHTH GP NYT (NY) LLC, a
Delaware limited liability company, its
general partner

By: CPA:17 LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole
member

By: CORPORATE PROPERTY
ASSOCIATES 17 – GLOBAL
INCORPORATED, a Maryland corporation,
its general partner

By:
Name: Jason E. Fox
Title: Executive Director

6

LENDER:

620 EIGHTH LENDER NYT (NY)
LIMITED PARTNERSHIP, a Delaware
limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a
Delaware limited liability company, its
general partner

By: CPA:17 LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole
member

By: CORPORATE PROPERTY
ASSOCIATES 17 – GLOBAL
INCORPORATED, a Maryland corporation,
its general partner

By:
Name: Jason E. Fox
Title: Executive Director

7

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

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THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXHIBIT B

SNDA

11

LENDER

EXHIBIT

SUBORDINATION, NON-DISTURBANCE,
AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made as of the            day of                          (this “Agreement”) between NYT REAL ESTATE COMPANY LLC, a New York limited liability company, with offices at 620 Eighth Avenue, New York, New York (“Tenant”) and                                                   , a                                                    having offices at                                                    (as hereinafter defined; and in such capacity, together with its successors in such capacity, “Mortgagee”).

W I T N E S S E T H :

WHEREAS, Mortgagee is the present owner and holder of the mortgages described in Schedule 1 attached hereto and made a part hereof (such mortgages, as the same may be amended, modified, extended, renewed, supplemented, spread, consolidated or replaced, and all advances heretofore made, or hereafter to be made, pursuant thereto, being hereinafter collectively referred to as the “Mortgage”) covering the lessee’s interest under a certain lease more particularly described in Exhibit “A-1”, including an interest in certain leasehold condominium units in The New York Times Building Condominium more particularly described on Exhibit “A-2”, located in the building having a street address of 620 Eighth Avenue, New York, New York (hereinafter all or any portion of the foregoing leasehold interest subject to the lien of the Mortgage shall be referred to as the “Property”); and

WHEREAS,                                                    (“Landlord”) is the owner of the aforementioned Property.

WHEREAS, Tenant is the holder of a subleasehold estate in the Property (the “Premises”) under and pursuant to the provisions of a certain Lease Agreement dated as of                         , 2009, between Landlord and Tenant (such Lease Agreement (including all exhibits and schedules attached thereto, as the same may be amended, modified, extended, renewed, supplemented or replaced with, to the extent required hereunder, the consent of Mortgagee, being hereinafter referred to as the “Lease”); and

WHEREAS, Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof and Mortgagee has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth;

NOW, THEREFORE, Mortgagee and Tenant agree as follows:

1.             Subordination.  Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be fully subject and subordinate in all respects to the Mortgage, and to all advances heretofore made, and hereafter to be made, pursuant thereto provided that, as between Landlord and Tenant, nothing contained in this Agreement shall be deemed to affect the obligations of Landlord or the rights of Tenant under the Lease.  This provision shall be self-operative and no further instrument shall be required to confirm or perfect such subordination.  However, at the request of Mortgagee and at no cost to Tenant, Tenant shall execute and deliver such other documents reasonably satisfactory to Tenant and take such other action as Mortgagee reasonably requests to perfect, confirm or effectuate such subordination, provided that such documents do not diminish any of Mortgagee’s obligations or increase any of Tenant’s obligations or adversely affect any of Tenant’s rights hereunder or under the Lease.

2.             Non-Disturbance.  Mortgagee agrees that (a) Mortgagee shall not terminate the Lease nor shall Mortgagee disturb or affect Tenant’s leasehold estate, use and possession of the Premises or any portion thereof in accordance with the terms of the Lease or any rights of Tenant under the Lease by reason of the subordination of the Lease to the Mortgage or by reason of any foreclosure action or any other action or proceeding instituted under or in connection with the Mortgage, including, without limitation any right to purchase and certain rights to receive and retain insurance proceeds and condemnation awards in respect of the Premises, all as more particularly set forth in the Lease, and (b) if any action or proceeding is commenced by Mortgagee for the foreclosure of the Mortgage or the sale of the Property pursuant to the Mortgage or any other proceeding to enforce the Mortgage, Tenant shall not be named or joined as a party therein, and the sale of the Property in any such action or proceeding and the exercise by Mortgagee of any of its other rights under the Mortgage shall be made subject to all rights of Tenant under the Lease, provided that (i) at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights set forth in clauses (a) or (b) of this Section 2, (x) the Lease shall be in full force and effect and (y) Tenant shall not be in default (after all applicable notices have been given and all applicable grace periods have expired in accordance with the terms of the Lease) under any of the terms, covenants or conditions of the Lease, and (ii) Tenant may be so named or joined in any such action or proceeding if required by law, so long as (1) in connection with such naming and joining of Tenant, Mortgagee will not seek to terminate or extinguish Tenant’s rights under this Agreement or the Lease, except as specifically set forth elsewhere in this Agreement, and (2) none of Tenant’s rights under this Agreement or the Lease shall be impaired or otherwise affected by such naming or joining of Tenant.  The immediately preceding sentence shall in no way be deemed a waiver of Mortgagee’s rights to enforce any remedy against Tenant under the Lease, as Landlord, pursuant to the terms of the Lease in the event that Mortgagee becomes the owner of the Property by reason of any such sale or exercise of any such other rights set forth in clauses (a) or (b) of this Section 2.

3.             Non-Liability.  If and when Mortgagee shall take possession of the Property or a receiver shall be appointed therefor, or, if Mortgagee or another purchaser shall become the owner of the Property by reason of a foreclosure, deed in lieu of foreclosure or otherwise (Mortgagee or such other purchaser being hereinafter referred as “Purchaser”), and the conditions set forth in clauses (x) and (y) of Section 2 above have

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been met at the time Purchaser becomes owner of the Property, the Lease shall, notwithstanding any provision to the contrary therein contained, continue in full force and effect as a direct lease between Purchaser and Tenant, and Purchaser shall be subject to the provisions of the Lease with the same force and effect as if the Lease was a direct lease between Purchaser and Tenant, provided that in no event shall Purchaser or its successors or assigns, unless such Mortgagee or its successors or assigns shall be an entity which controls, is controlled by, or is under common control with Landlord (‘control’ for purposes of this Agreement shall be deemed to mean ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity and control interest if such Person is not a corporation), be:

(a)           liable for any previous act, omission or negligence of any prior landlord under the Lease (including, without limitation, Landlord) or the failure or default of any prior landlord (including, without limitation, Landlord) to comply with any of its obligations under the Lease except to the extent such act, omission, negligence, failure or default accrues and continues after the date that Purchaser succeeds to the interest of Landlord under the Lease and Purchaser shall have received written notice of such act, omission, negligence, failure or default and has had a reasonable opportunity to cure the same, all subject to the terms and conditions of the Lease; or

(b)           subject to any defenses, offsets or counterclaims that Tenant may have against any prior landlord (including, without limitation, Landlord) which accrued prior to the date upon which Purchaser shall become the owner of the Property in connection with a default by Landlord thereunder,; or

(c)           bound by any payment of base rent or additional rent that Tenant might have made more than one month in advance of the due date of such payment unless the prepayment was expressly approved in writing by the Mortgagee; or

(d)           bound by any action listed in Section 4 below made without Mortgagee’s prior written consent; or

(e)           liable for any brokerage commissions or costs, expenses or liabilities in connection therewith; or

(f)            liable for any monies on deposit with Landlord to the credit of Tenant except to the extent received by Mortgagee.

4.             No Changes to Lease.  The Lease constitutes an inducement to Mortgagee to enter into this Agreement.  Consequently, Tenant shall not, without obtaining the prior written consent of Mortgagee, (i) enter into any agreement modifying, amending, extending, renewing, terminating or surrendering the Lease which are not specifically referenced in the Lease, (ii) prepay any of the base rent or any additional rent due under the Lease for more than one (1) month in advance of the due dates thereof (except as permitted under Section 3(c) above), (iii) voluntarily surrender the premises demised under the Lease, in whole or in part, or cancel or terminate the Lease, except as

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and to the extent provided for in the Lease and after Tenant’s compliance with Section 6(a) below, (iv) assign the Lease or sublet the premises demised under the Lease or any part thereof other than pursuant to the provisions of the Lease or (v) subordinate or permit the subordination of the Lease to any lien other than the Mortgage except to the extent provided or permitted by the Lease; and any such prohibited amendment, modification, termination, cancellation, prepayment, voluntary surrender, assignment or subletting, without Mortgagee’s prior consent, shall not be binding upon Mortgagee.

5.             Attornment.  If the interest of Landlord under the Lease is transferred (or surrendered or terminated) to Purchaser by reason of Landlord’s default under the Mortgage or by reason of assignment of the Lease (or any similar device) in lieu of transfer (or surrender or termination or deed in lieu of foreclosure or other similar device) following Landlord’s default, Tenant shall attorn to Purchaser and recognize Purchaser as Tenant’s landlord under the Lease, and so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Purchaser shall recognize Tenant as the tenant under the Lease and Purchaser and Tenant shall be bound to each other under all of the terms, covenants and conditions of the Lease (except as set forth in paragraph 3) for the balance of the term thereof and for any extension or renewals thereof that are effected in accordance with the Lease, with the same effect as if Purchaser were the Landlord under the Lease, such recognition and attornment to be effective as of the time Purchaser succeeds to the interest of Landlord under the Lease, without the execution of any further agreement.  However, Tenant agrees, at its own expense, to execute and deliver, at any time and from time to time upon request of Purchaser, any agreement reasonably satisfactory to Purchaser that may reasonably be necessary or appropriate to evidence such attornment and recognition provided that such agreement does not increase the liabilities and obligations of Tenant hereunder nor diminish the Tenant’s rights hereunder, other than to a deminimus extent.  Failure of Tenant to so execute any such an agreement shall not vitiate such attornment and recognition.

6.             Notice of Default.

(a)           Tenant will promptly deliver to Mortgagee (and any subsequent Mortgagee provided that such Mortgagee provides written notice to Tenant of its acquisition of Mortgagee’s interest in the Mortgage and designates the address to which such notices are to be sent) any written notice from Tenant to Landlord of any default of Landlord or other circumstance that would entitle Tenant to cancel the Lease or to abate the rent or additional rent or any other amounts payable thereunder.  Tenant agrees that notwithstanding any provision of the Lease, no cancellation thereof or abatement shall be effective unless Tenant shall have sent Mortgagee a notice in the manner herein provided and Mortgagee has failed to cure the default giving rise to such right to cancellation or abatement within the time period as Landlord may be entitled to under the Lease plus thirty (30) days after receipt of such notice or if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, Mortgagee has notified Tenant of its intention to cure such default and has commenced and is diligently pursuing the remedies necessary to cure such default (including, without

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limitation, commencement of foreclosure proceedings or eviction proceedings, if necessary, to effect such cure) provided that such period shall in no event exceed ninety (90) days.  No cure of Landlord’s default by Mortgagee shall be deemed an assumption of Landlord’s other obligations under the Lease and no right of Mortgagee hereunder to receive any notice or to cure any default shall be deemed to impose any obligation on Mortgagee to cure (or attempt to cure) any such default.

(b)           Tenant agrees, from time to time, to state in writing to Mortgagee, upon request whether or not, to the best of Tenant’s actual knowledge, any default on the part of Landlord exists under the Lease and the nature of any such default, provided, however, that Tenant shall not have any liability to Mortgagee to the extent such statement shall not be true and correct in all material respects but such statement shall estop Tenant as to matters as to which Tenant had so stated.

7.             Acknowledgement of Assignment of Lease.

(a)           Without limitation of its other consents, agreements and covenants in this Agreement, Tenant hereby:

(i)            consents to the absolute assignment of, and creation of a security interest in, all right, title and interest of Landlord in, to and under the Lease and all rents and other sums, moneys and other amounts payable thereunder and all rights of Landlord thereunder, in each case to and for the benefit of Mortgagee as provided and for the purposes as may be set forth in such assignment (the “Assignment of Leases”);

(ii)           agrees that upon notice from Mortgagee, or its successors or assigns at least five (5) business days prior to the date such payments are due, all rents and other sums, moneys and other amounts due or to become due and payable by Tenant under the Lease from time to time (including, without limitation, all base rent and additional rent thereunder ) shall be paid to Mortgagee or as otherwise directed by Mortgagee and Landlord shall have no claim against Tenant in connection therewith; provided, however, such receipt of rents and other sums, moneys and other amounts shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look to Landlord only for performance thereof; and further provided that Tenant shall retain all of its rights as against Landlord to the extent Landlord shall fail to pay or perform such obligation;

(iii)          agrees that, from and after the date that Mortgagee notifies Tenant that there has been an Event of Default under the Mortgage, any notice, demand, approval, consent, election, determination, waiver or other action given or taken by Mortgagee or in respect of the Lease from time to time shall have the same force and effect as a notice, demand, approval, consent, election, determination, waiver or other action given or taken by Landlord thereunder in respect of the subject matter thereof and that, in the event of an inconsistent notice, demand,

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approval, consent, election, determination, waiver or other action given or taken from or by Landlord or Mortgagee, the notice, demand, approval, consent, election, determination, waiver or other action given or taken from or by Mortgagee shall control and be dispositive and binding on Tenant and Landlord for all purposes of the Lease;

(iv)          agrees, upon request of Mortgagee, to provide Mortgagee with estoppel certificates addressed to Mortgagee and containing the information required under Paragraph 25 of the Lease; and

(v)           agrees that Mortgagee shall not, by reason of the Assignment of Leases, be subject to any obligation, duty or liability under the Lease, except that when Mortgagee is exercising rights under the Mortgage, it shall do so in accordance with the terms and conditions thereof and, to the extent applicable, this Agreement.

(b)           Landlord hereby authorizes Tenant to comply with the provisions of clause (a) above and Landlord shall have no claim against Tenant in connection with any such payment to the Mortgagee made in accordance with clause (a) above.

8.             Representations.  Tenant represents and warrants to Mortgagee that as of the date hereof (i) Tenant is the owner and holder of the tenant’s interest under the Lease; (ii) the Lease (including exhibits and schedules thereto) is a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, has not been modified or amended except as otherwise indicated on Schedule 2 annexed hereto; (iii) the Lease is in full force and effect; (iv) to the best of Tenant’s actual knowledge, neither Tenant nor Landlord is in default under any of the terms, covenants or provisions of the Lease; (v) no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof; (vi) to the best of Tenant’s actual knowledge, there are no present offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease except as otherwise indicated on Schedule 3 annexed hereto.  Tenant represents that the Lease and this Agreement have been duly authorized and entered into by Tenant and constitute the valid and binding obligations of Tenant.

9.             Notices.

9.1           All notices, consents, approvals, demands and other communications (“notices”) hereunder shall be in writing and shall be delivered in person, sent by Federal Express or overnight courier or sent by registered or certified mail, return receipt requested, to any party hereto at its address below stated or at such other address and to such other persons (but not more than three at any one time) of which it shall have notified the party giving such notice in writing.  Notices to Mortgagee shall be addressed to Mortgagee at                                                                         , with a copy to                                                                         , and a copy of all notices given to

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Mortgagee shall simultaneously be sent to its counsel,                                                                         .

Notices to Tenant shall be addressed to Tenant at                                                                         , and a copy of all notices given to Tenant shall simultaneously be sent to its counsel,                                                                         .

Any notice sent by such registered or certified mail shall be deemed to have been served when the addressee either actually receives such notice or refuses to accept delivery thereof.  Any notice sent by Federal Express or overnight courier shall be deemed to have been served two (2) business days after the date it is sent.  Any notice sent by personal delivery shall be deemed to have been served on the date of such delivery.  Any notice shall be deemed effective and deemed given by Mortgagee or Tenant, as the case may be, if signed and sent by its respective counsel.

9.2           Tenant shall promptly send Mortgagee copies of any termination or default notice given by Tenant under the Lease.

10.           Limitations on Purchaser’s Liability.  In no event shall the Purchaser, nor any heir, legal representative, successor, or assignee of the Purchaser have any personal liability for the obligations of Landlord under the Lease and should the Purchaser succeed to the interests of the Landlord under the Lease, Tenant shall look only to the estate and property of any such Purchaser in the Property for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Purchaser as landlord under the Lease, and no other property or assets of any Purchaser shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease; provided, however, that the Tenant may exercise any other right or remedy provided thereby or by law in the event of any failure by Landlord to perform any such obligation.

11.           Miscellaneous.

(a)           This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and may not be modified or terminated orally.  In the event of the assignment or transfer of the interest of Mortgagee in the Mortgage, all obligations and liabilities of Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liability shall automatically be the responsibility of the party to whom Mortgagee’s interest is assigned or transferred and such party shall be deemed to have assumed the same.  This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the law of the State of New York.  This Agreement may be signed in counterparts.

(b)           The term “Mortgagee” as used in this Agreement shall include the successors and assigns of Mortgagee and any person, party or entity which shall become

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the owner of Landlord’s interest in the Premises by reason of foreclosure of the Mortgage or the acceptance of a deed (or assignment) in lieu of a foreclosure of the Mortgage or other similar process.  The term “Landlord” as used in this Agreement shall mean and include the present landlord under the Lease and such landlord’s successors in interest under the Lease.  The term “Tenant” as used in this Agreement shall mean and include the present tenant and any permitted successor or assignee under the Lease.

(c)           This Agreement constitutes the final expression of the entire agreement of the parties with respect to the subordination of the Lease to the lien of the Mortgage.  This Agreement may not be modified other than by an agreement in writing, signed by the parties hereto or their respective successors in interest.

(d)           Except as modified by this Agreement, all of the terms and provisions of the Lease will remain in full force and effect.  If there are any conflicts between the Lease and this Agreement, the terms and provisions of this Agreement will control.

(e)           LANDLORD, TENANT AND MORTGAGEE HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TENANT:

NYT REAL ESTATE COMPANY LLC

By:
Name:
Title:

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MORTGAGEE:

[ ]

By:
Name:
Title:

CONSENTED AND AGREED TO:

LANDLORD:

[ ]

By:
Name:
Title:

10

LENDER

EXHIBIT “A-1”

SEVERANCE LEASE

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company (“Tenant”), NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), a subsidiary of New York State Urban Development Corporation (“UDC”) d/b/a Empire State Development Corporation (“ESDC”), a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as landlord (in such capacity, “Landlord”), which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third  Amendment to Agreement of Sublease (NYT) dated as of March 6, 2009 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on                             , 2009 as CRFN                                          (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

EXHIBIT “A-2”

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

State of New York  )
County of                ) ss.:

On the        day of                  in the year                  before me, the undersigned, personally appeared                                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Signature and Office of individual
taking acknowledgement

State of New York  )
County of                ) ss.:

On the        day of                  in the year          before me, the undersigned, personally appeared                                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Signature and Office of individual
taking acknowledgement

State of New York  )
County of                ) ss.:

On the        day of                  in the year          before me, the undersigned, personally appeared                                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Signature and Office of individual
taking acknowledgement

EXHIBIT J

TITLE CONFIRMATION LETTER

Chicago Title Insurance Company

Commercial Service Unit, 711 Third Avenue, 5th Floor, New York, N.Y. 10017-4014

March       , 2009

BY HAND DELIVERY

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP

c/o W. P. Carey & Co. LLC

50 Rockefeller Plaza, 2nd Floor

New York, New York 10020

620 EIGHTH NYT LENDER (NY) LIMITED PARTNERSHIP

c/o W. P. Carey & Co. LLC

50 Rockefeller Plaza, 2nd Floor

New York, New York 10020

NYT REAL ESTATE COMPANY LLC

c/o The New York Times Company

620 Eighth Avenue

New York, New York 10018

Title No.:	3108-00805
Premises:	New York Times, 620-28 8th Avenue, New York, NY

Gentlemen:

We have reviewed the following documents:  (1) Wrap-Around Mortgage dated on or about the date hereof (the “Wrap Mortgage”) made by NYT REAL ESTATE COMPANY LLC, as mortgagor, in favor of 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, as mortgagee, and NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION, as co-mortgagee, and (2) First Mortgage dated on or about the date hereof made by NYT REAL ESTATE COMPANY LLC, as mortgagor, in favor of 620 EIGHTH NYT LENDER (NY) LIMITED PARTNERSHIP, as mortgagee, and NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION, as co-mortgagee,  (the “First Mortgage”); both of which are being recorded in connection with the transaction being closed today in connection with which we are, as coinsurers, issuing lender’s title insurance policies to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP and 620 EIGHTH NYT LENDER (NY) LIMITED PARTNERSHIP, respectively.

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This will confirm that upon an assignment of the underlying First Mortgage or the Wrap Mortgage to a third-party lender in connection with which an appropriate Real Property Law Section 275 Affidavit is filed we will insure the assignment of the First Mortgage, the Wrap Mortgage and/or its respective amendment, modification, consolidation and/or restatement by the new holder, without payment of new mortgage recording tax on the outstanding principal amount of the First Mortgage or the Wrap Mortgage so assigned.

The foregoing assurance is subject to:  ( a )  no re-advances of principal having been made which are secured by the underlying the First Mortgage or the Wrap Mortgage;  ( b )  if the new holder of the First Mortgage or the Wrap Mortgage, as applicable, shall by its respective amendment, modification, consolidation and/or restatement increase the outstanding principal indebtedness at such time, the applicable mortgage recording tax payable on such increase in the outstanding principal indebtedness shall be paid;  ( c ) any unresolved exceptions to title revealed by a title continuation as of such date provided such exception to title shall have created a lien subsequent to the date of the First Mortgage or the Wrap Mortgage, as applicable;  ( d ) the occurrence of the closing of such third party mortgage transaction;  ( e )   payment of the then applicable title insurance premium or other related charges;  ( f) payment of any recording charges; and ( g ) any changes in applicable law.

Very truly yours,

CHICAGO TITLE INSURANCE COMPANY

By:

ACKNOWLEDGED AND AGREED BY

THE FOLLOWING OTHER CO-INSURERS

ON THIS        DAY OF MARCH, 2009

FIRST AMERICAN TITLE INSURANCE COMPANY OF NEW YORK

By:

STEWART TITLE INSURANCE COMPANY, through its division,
TITLE ASSOCIATES, INC.

By:

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EXHIBIT K

IDA CONSENT, SUBORDINATION AND ASSUMPTION AGREEMENT

CONSENT, SUBORDINATION AND ASSUMPTION AGREEMENT

THIS CONSENT, SUBORDINATION AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of the        day of February, 2009 by and among NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, duly organized and existing under the laws of the State of New York, having its principal office at 110 William Street, New York, New York 10038 (“IDA”), NYT BUILDING LEASING COMPANY LLC, a New York limited liability company (“NYT Building”), having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, and THE NEW YORK TIMES COMPANY, a New York corporation, having an office at 620 Eighth Avenue, New York, New York 10018 (“NYT Company”).

RECITALS:

WHEREAS,

A.            42ND ST. DEVELOPMENT PROJECT, INC. (“42DP”), a subsidiary of New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as landlord (in such capacity, “Master Landlord”), and The New York Times Building LLC (“NYTB”) entered into that certain Agreement of Lease dated as of December 12, 2001, as amended by letter dated April 8, 2004 (the “Initial Ground Lease”), with respect to certain land and improvements more particularly described in the Initial Ground Lease, a memorandum of which was recorded October 24, 2003 in the Office of the City Register of the City of New York (the “Office of the City Register”) as CRFN 2003000433122;

B.            NYTB submitted the Initial Ground Lease to a leasehold condominium structure pursuant to Article 9-B of the Real Property Law of the State of New York;

C.            Pursuant to that certain Assignment and Assumption Agreement dated as of August 15, 2006 (being the “Lease Assignment Date” under the Initial Ground Lease) between NYTB and 42DP (the “Assignment”), NYTB assigned to 42DP all of NYTB’s right, title and interest in and to the Initial Ground Lease (42DP, in such capacity, “Master Tenant”) (among other documents and interests), and pursuant to the provisions of the Initial Ground Lease and the Assignment, the Assignment did not cause a merger of the interests of Master Landlord and Master Tenant under the Initial Ground Lease, which interests are and remain separate and distinct;

D.            The Initial Ground Lease was amended and restated pursuant to Amended and Restated Agreement of Lease dated as of August 15, 2006 and recorded in the Office of the City Register on November 20, 2006 as CRFN 2006000644736 (the Initial Ground Lease, as so amended and restated, and as may have been further amended and may hereafter be amended, assigned or otherwise modified, the “Ground Lease”);

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E.             NYTB, as landlord, entered into (among other agreements) that certain Agreement of Sublease (NYT) dated as of December 12, 2001 with NYT Real Estate Company LLC, a New York limited liability company (“NYT Real Estate”), as tenant (as may have been amended, including by the Third Amendment to the NYTC Sublease (as hereinafter defined), and as may hereafter be amended, assigned or otherwise modified, the “NYTC Sublease”), a memorandum of which was recorded October 24, 2003 as CRFN 2003000433125 in the Office of the City Register, which NYTC Sublease leased the real estate and interests described therein (collectively, the “NYTC Sublease Premises”) to NYT Real Estate;

F.             Pursuant to the Assignment, NYTB assigned to 42DP all of NYTB’s right, title and interest in and to the NYTC Sublease (42DP, in such capacity, “Master Sublandlord”) (among other documents and interests);

G.            Master Sublandlord and NYT Real Estate have on the date hereof amended the NYTC Sublease pursuant to that certain Third Amendment to Agreement of Sublease (NYT) (the “Third Amendment to the NYTC Sublease”), which Third Amendment to the NYTC Sublease (i) is intended to be duly recorded in the Office of the City Register prior hereto and (ii) inter alia, removed from the NYTC Sublease Premises a portion of the NYTC Collective Unit consisting of Units 21-A, 22-A, 23-A, 24-A, 25-A, 26-A and 27-A, together with their undivided percentage interest in the Common Elements, as more particularly described in Exhibit A annexed to such Third Amendment to the NYTC Sublease (such removed portion, collectively, the “New NYTC Sublease Premises,” and such remaining portion of the NYTC Sublease Premises covered by the NYTC Sublease, the “Remainder NYTC Sublease Premises”);

H.            NYT Real Estate has on the date hereof (but effective after the Third Amendment to the NYTC Sublease) assigned its interest as tenant under the NYTC Sublease to 620 Eighth NYT (NY) Limited Partnership, a Delaware limited partnership (“WPCarey”) pursuant to that certain Assignment and Assumption of Sublease (the “WPCarey Assignment”);

I.              Master Sublandlord, as landlord, has on the date hereof entered into that certain Agreement of Sublease (NYT-2) with NYT Real Estate, as tenant (as assigned by the Assignment of the New NYTC Sublease (as hereinafter defined), and as may hereafter be amended, assigned or otherwise modified, the “New NYTC Sublease”), a memorandum of which is intended to be duly recorded in the Office of the City Register prior hereto, whereby Master Sublandlord leased the New NYTC Sublease Premises to NYT Real Estate;

J.             NYT Real Estate has on the date hereof assigned its interest as tenant under the New NYTC Sublease to NYT Building pursuant to that certain Assignment and Assumption of Sublease, which is intended to be duly recorded in the Office of the City Register prior hereto (the “Assignment of the New NYTC Sublease”);

K.            WPCarey, as landlord, has on the date hereof entered into that certain Lease Agreement with NYT Real Estate, as tenant (the “WPCarey Leaseback”), a memorandum of which is intended to be duly recorded in the Office of the City Register prior hereto, whereby WPCarey leased back to NYT Real Estate the Remainder NYTC Sublease Premises;

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L.             NYT Real Estate, as landlord, entered into that certain Company Lease Agreement dated as of December 1, 2001 with IDA, as tenant (as may have been amended and as may hereafter be amended, assigned or otherwise modified, the “Company Lease”), whereby NYT Real Estate leased the NYTC Sublease Premises to IDA;

M.           IDA, as landlord, entered into that certain Lease Agreement dated as of December 1, 2001 with NYT Company, as tenant (as may have been amended and as may hereafter be amended, assigned or otherwise modified, the “IDA Space Sublease”);

N.            None of the rights, interests and obligations of NYT Real Estate as landlord under the Company Lease, the IDA Subleases and/or the Project Agreement (as defined in the IDA Subleases) are being assigned to or assumed by WPCarey in connection with the WPCarey Assignment or otherwise;

O.            NYT Real Estate and NYT Building now wish to, by entering into this Agreement, acknowledge and agree that (i) the New NYTC Sublease Premises remains part of the premises demised and leased to IDA pursuant to the Company Lease, (ii) NYT Building is the new successor landlord under the Company Lease with respect to the New NYTC Sublease Premises, and will agree to abide by the terms thereof, and (iii) NYT Real Estate remains the landlord under the Company Lease with respect to the Remainder NYTC Sublease Premises; and

P.             NYT Real Estate, NYT Building and WP Carey have requested that IDA (i) consent to the execution of the Third Amendment to the NYTC Sublease, the New NYTC Sublease, the Assignment of the New NYTC Sublease, the WPCarey Assignment and the WPCarey Leaseback (collectively, the “Superior Lease Modification Documents”) by the parties thereto and (ii) subordinate its interest in the Company Lease to the WPCarey Leaseback, and IDA has agreed to so consent and subordinate pursuant to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions.  All capitalized terms used herein without definition shall have the meanings ascribed to them in the NYTC Sublease as in effect on the date hereof.

2.     Consent of IDA.

IDA hereby consents to the execution of the Superior Lease Modification Documents by the parties thereto.

3.     Assumption by NYT Building.

Effective as of the date hereof, NYT Real Estate hereby assigns to NYT Building all right, title and interest of NYT Real Estate as landlord under the Company Lease (with respect only to the New NYTC Sublease Premises), and NYT Building hereby assumes all rights, privileges and obligations of NYT Real Estate under the Company Lease (with respect only to

3

the New NYTC Sublease Premises), with the same effect as if NYT Building had been an original signatory to the Company Lease as a co-landlord with NYT Real Estate as to their respective premises.  In consideration of such assignment to and assumption by NYT Building, IDA hereby releases NYT Real Estate from all obligations and liabilities under the Company Lease (with respect only to the New NYTC Sublease Premises but retaining all obligations and liabilities under the Company Lease with respect to the Remainder NYTC Sublease Premises) from and after the date hereof.

4.     Subordination.  IDA, NYT Real Estate and NYT Company hereby agree that the Company Lease and the IDA Space Sublease (in each case, with respect to the Remainder NYTC Sublease Premises only) are and shall be subject and subordinate in lien (but not subject and subordinate in respect of contractual rights and remedies) to the WPCarey Leaseback.  In the event the WP Carey Leaseback shall expire or terminate for any reason whatsoever (other than in connection with the reacquisition by NYT Real Estate of the lessee’s interest under the NYTC Sublease), the Company Lease and the IDA Space Sublease (in each case, with respect to the Remainder NYTC Sublease Premises only) shall automatically terminate, subject, however, to the survival of those obligations of NYT Company stated in the IDA Space Lease to survive termination; provided, further, that no such termination shall result in a release of NYT Real Estate or NYT Company of any amounts which are due and payable to IDA or the performance of any accrued obligation owing by NYT Real Estate or NYT Company.

5.     Ratification and Estoppel.

(a)           NYT Real Estate and IDA hereby ratify and confirm their respective rights, privileges and obligations under the Company Lease with respect to the Remainder NYTC Sublease Premises.  To each such party’s knowledge, the Company Lease remains in full force and effect.

(b)           NYT Building and IDA hereby ratify and confirm their respective rights, privileges and obligations under the Company Lease with respect to the New NYTC Sublease Premises.  To each such party’s knowledge, the Company Lease remains in full force and effect.

(c)           IDA and NYT Company hereby ratify and confirm their respective rights, privileges and obligations under the IDA Space Sublease.  To each such party’s knowledge, the IDA Space Sublease remains in full force and effect.

6.     Recording.  The parties hereto agree that NYT Company shall cause this Agreement to be recorded and that NYT Company shall pay any transfer or similar taxes that may be payable as a result of this Agreement.

7.     No Recourse against IDA; Special Obligation.

(a)           The obligations and agreements of the IDA contained herein shall be deemed the special obligations and agreements of the IDA, and not of any member, director, officer, agent or employee of the IDA, and no member, director, officer, agent or employee of the IDA shall be liable personally hereon or be subject to any personal liability by reason of any transaction contemplated hereby.

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(b)           The obligations and agreements of the IDA contained herein shall not constitute or give rise to an obligation of the State of New York or The City of New York or any political subdivision of the State of New York and neither the State of New York nor The City of New York or any political subdivision of the State of New York shall be liable hereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the IDA, but rather shall constitute limited obligations of the IDA payable solely from the amounts payable by NYT Company under the IDA Space Sublease.

8.     Miscellaneous.

(a)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)           Each party hereto warrants and represents to the other parties hereto that the execution and delivery of this Agreement has been duly authorized by all necessary action on the part of the representing party and that the person who signs this Agreement on behalf of such party is duly authorized to do so.

(c)           All of the terms, covenants and conditions hereof shall run with the land and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns.

(d)           This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, waived or cancelled except by an agreement in writing executed by the party against whom enforcement of such modification, change, waiver or cancellation is sought.  This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument.

[the remainder of this page is intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY, a New York public benefit corporation

By:
Name:
Title:

NYT BUILDING LEASING COMPANY LLC,
a New York limited liability company

By:
Name:
Title:

THE NEW YORK TIMES COMPANY,
a New York corporation

By:
Name:
Title:

6

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the      day of              in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that    he executed the same in h    capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the      day of              in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that  he executed the same in h  capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

7

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the      day of              in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that  he executed the same in h  capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

8

CONSENT, SUBORDINATION AND ASSUMPTION AGREEMENT

By and Among

NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY

and

NYT BUILDING LEASING COMPANY LLC

and

THE NEW YORK TIMES COMPANY

Premises:

Block:  1012

Lots: 1001, 1003, and 1009 through 1035 (formerly part of Lot 1)

Address

620-628 8th Avenue

263-267 and 241-261 West 40th Street

242-244 West 41st Street

231-235 West 40th Street

248-256, 260-262 and 268 West 41st Street

634 and 630-632 8th Avenue

Borough of Manhattan

County, City and State of New York

RECORD AND RETURN TO:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York 10020
Attention:  Marc Hurel, Esq.

9

EXHIBIT L

RECORDED AT THE REQUEST OF
AND WHEN RECORDED MAIL TO:

Joseph M. Marger, Esq.

Reed Smith LLP

599 Lexington Avenue, 29th Floor

New York, NY 10022

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE, made as of the        day of March, 2009, between 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), having an address at c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, and NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Tenant”), having an address at 620 Eighth Avenue, New York, New York 10018.

1.                                       Lease.  Landlord has demised and let to Tenant pursuant to the terms and conditions of a Lease Agreement dated as of the date hereof (the “Lease”), the terms and conditions of which are incorporated herein as though set forth in full, all of Landlord’s right, title and interest as lessee under that certain lease more particularly described in Exhibit “A-1” (the “Severance Lease”), including, without limitation, all of Landlord’s right, title and interest in and to the leasehold condominium units (the “Condominium Units”) in The New York Times Building Condominium (the “Condominium”) more particularly described on Exhibit “A-2” annexed hereto and Landlord’s undivided interest in the Condominium common elements appurtenant to the Condominium Units (the “Common Elements”).  The parcel of land on which the Condominium is located, as more particularly described in Exhibit “A-2”, is hereinafter called the “Real Property”, and the building in which the Condominium Units are located (i.e., 620 Eighth Avenue, New York, New York), together with all other structures and improvements situated on, or affixed or appurtenant to the Real Property, are collectively herein called the “Building”.  Such Landlord’s right, title and interest in the Land, the Building, the Condominium Units and the Common Elements granted to the Landlord pursuant to the Severance Lease and then subsequently leased by the Landlord to the Tenant pursuant to the Lease shall be defined as the “Leased Premises”.

2.                                       Original Term.  Under the terms of the Lease, Tenant may have and hold the Leased Premises, at the rental and upon the terms and conditions therein stated, for an original term (the “Term”) commencing as of the date hereof and ending at 11:59 p.m. (EST) on March 31, 2024 (the “Expiration Date”).

3.                                       Renewal Term(s).  Under the terms of the Lease, the Tenant shall have the option to extend the Term of the Lease on the Expiration Date and on the tenth (10th) and fifteenth (15th) anniversaries of the Expiration Date (the Expiration Date and each such anniversary being a referred to herein as a “Renewal Date”), for an additional period of ten (10) years, with respect to the first renewal option, and five (5) years each with respect to the second and third renewal options (each such extension, a “Renewal Term”).  Each applicable Renewal Term shall be exercisable by Tenant only by delivering written notice to Landlord in the form required by the Lease at least twelve (12) months prior to the next Renewal Date that Tenant is electing to extend the Term of this Lease (in whole or in part and, if in part, identifying all floors to be renewed) as of the next Renewal Date for the applicable Renewal Term; time being of the

1

essence with respect to the giving of such written notice.  Any such extension of the Term shall be subject to all of the provisions of this Lease, as the same may be amended, supplemented or modified (except that Tenant shall not have the right to any additional Renewal Terms other than as aforesaid).  Tenant also shall have the option to extend the Term of the Lease with respect to only a portion of the Leased Premises, subject to the terms and conditions more particularly set forth in the Lease.

4.                                       Right of First Offer to Purchase.  If Landlord decides to offer the Leased Premises for sale to any third party, Landlord shall offer Tenant such right first, subject to the terms and conditions more particularly set forth in the Lease.

5.                                       Option to Purchase.   Tenant has the right to purchase the Leased Premises from the Landlord, subject to the terms and conditions more particularly set forth in the Lease.

6.                                       No Responsibility for Liens.  NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING ANY OF THE LEASED PREMISES THROUGH OR UNDER TENANT, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO ANY OF THE LEASED PREMISES.

7.                                       Purpose and Intention.  This Memorandum of Lease is executed for the purpose of recordation in the Office of the City Register of New York County, New York, in order to give notice of all of the terms, provisions and conditions of the Lease and is not intended, and shall not be construed, to define, limit or modify the Lease.  The leasehold estate created and conveyed hereby with respect to the Leased Premises is intended to be one and the same estate as was created with respect to the Leased Premises by the Lease and further is intended to be governed in all respects solely by the Lease and all of the provisions thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the day and year first above written.

LANDLORD:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP,
a Delaware limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a
Delaware limited liability company, its general partner

By: CPA:17 LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole member

By: CORPORATE PROPERTY ASSOCIATES
17 — GLOBAL INCORPORATED, a Maryland
corporation, its general partner

By:
Name:	Jason E. Fox
Title:	Executive Director

TENANT:

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
Name:	Kenneth A. Richieri
Title:	Manager

3

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared Jason E. Fox, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

Notary Page to Memorandum of Lease

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EXHIBIT A-1

SEVERANCE LEASE

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, a memorandum of which was recorded in the Office of the City Register of the City of New York on October 24, 2003 as CRFN 2003000433125, as amended by NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Mortgagor and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

Memorandum of Lease

5

EXHIBIT A-2

LEGAL DESCRIPTION

The Condominium Units (hereinafter called the “Units”) in the building (hereinafter called the “Building”) known as The New York Times Building Condominium and by the street address 620 Eighth Avenue, Borough of Manhattan, City, County and State of New York, said Units being designated and described as set forth on Schedule 1 herein and in that certain declaration, dated as of August 4, 2006, made by The New York Times Building LLC under the Condominium Act of the State of New York (Article 9-B of the Real Property Law of the State of New York) establishing condominium ownership of the Building and the land (hereinafter called the “Land”) upon which the Building is situate (which Land is more particularly described below and by this reference made a part hereof), which declaration was recorded in the New York County Office of the Register of The City of New York (the “City Register’s Office”) on August 15, 2006, as CRFN 2006000460293, as amended by CRFN 2006000460293 and CRFN 2008000008734 (which Declaration, and any amendments thereto, are hereinafter collectively called the “Declaration”). The Units are also designated as Tax Lot Nos. as set forth on Schedule 1 herein, in Block 1012 of Section 4 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Bureau of The City of New York and on the floor plans of the Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau of The City of New York on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the City Register’s Office as Map No. CRFN 2006000460294 and on Map No. CRFN 2007000124167 on March 7, 2007, TOGETHER with an undivided percentage interest as set forth in Schedule 1 herein in the Common Elements (as such term is defined in the Declaration) of The New York Times Building Condominium;

The Land upon which the Building containing the Units is erected is more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue;

RUNNING THENCE northerly along said easterly line of 8th Avenue ,197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Memorandum of Lease

6

Schedule 1

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

Memorandum of Lease

7

EXHIBIT M

NYT SUBLEASE AGREEMENT

OPERATING LEASE

This OPERATING LEASE (the “Lease”), made as of March       , 2009, by and between NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an address at 620 Eighth Avenue, New York, New York 10018 (“Landlord”), and THE NEW YORK TIMES COMPANY, a New York corporation, having an office at Eighth Avenue, New York, New York 10018 (“Tenant”).

W I T N E S S E T H :

WHEREAS, pursuant to that certain Lease Agreement, dated as of even date herewith, (the “Overlease”) a copy of which is attached hereto as Exhibit A, 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP (“Overlandlord”) has leased to Landlord: (a) the leasehold condominium unit consisting of (i) Floors 2 through 20 containing approximately 712,000 rentable square feet, (ii) NYTC Unit Owner’s (as defined in the Declaration) portions of the cellar and Floors 28 and 51, containing approximately 53,000 square feet, and (iii) the NYTC Unit Owner’s fractional undivided interest in approximately 100,000 square feet of common elements or limited common elements of the Condominium (as defined in the Overlease) appurtenant thereto (collectively, the “Unit”), all located in the building known as “The New York Times Building” and having a street address of 620 Eighth Avenue, New York, New York 10018 (the “Building”), (b) all other appurtenances and any structures and other improvements now or hereafter constructed within the Unit or which are located on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents (as defined in the Overlease) (collectively, the “Improvements”), and (c) the fixtures, machinery, equipment and other property located within the Unit or on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents, but specifically excluding Tenant’s Personal Property, as such term is defined in the Overlease (collectively, the “Equipment”, and together with the Building and the Improvements, the “Premises”), which Prime Premises is more particularly depicted on Exhibit B attached hereto and made a part hereof; and

WHEREAS, Tenant desires to lease from Landlord, and Landlord is willing to lease to Tenant, the entire Premises (the “Leased Premises”) effective upon the Commencement Date (as hereinafter defined), on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.             Lease of the Premises. For the rent and upon the terms and conditions set forth herein, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord,

1

the Leased Premises, upon and subject to all of the terms, covenants and conditions hereinafter set forth.

2.             Term.  The term (the “Term”) of this Lease shall commence, and Landlord shall deliver possession of the Leased Premises to Tenant, on the date hereof (the “Commencement Date”) and shall expire automatically upon the earlier of (i) March 30, 2024 or (ii) the expiration or earlier termination of the Overlease, as the same may be extended pursuant thereto (the date of such expiration or earlier termination, “Expiration Date”), unless sooner canceled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.

3.             Condition of the Premises.  Tenant shall accept the Leased Premises in its “as-is” condition as of the Commencement Date.  Tenant expressly acknowledges and agrees that Landlord has made no representations with respect to the Leased Premises and is not obligated to make repairs or to perform any work at the Leased Premises.

4.             Fixed Rent.

(a)           Tenant shall pay to Landlord as rent hereunder the “Rent”, as such term is defined in the Overlease, on the same terms and amounts as set forth in Paragraph 6 of the Overlease (the “Rent”).

(b)           If the Term of this Lease shall expire on a day other than the last day of a calendar month, the Rent for such calendar month shall be pro-rated as provided in the Overlease.

5.             Additional Rent.

(a)           In addition to Rent provided for above, Tenant agrees to pay any and all third party expenses that Landlord has agreed to pay in the Overlease (“Additional Rent”).

(b)           In addition to the Rent and Additional Rent provided for above, Tenant agrees to pay all Tenant PILOT payments, Condominium Expenses, Escrow Charges and any other Impositions (all as defined in the Overlease) (collectively, “Impositions”) that Landlord has agreed to pay in the Overlease.

(c)           All amounts payable by Tenant to Landlord pursuant to this Lease, including, without limitation, Rent, Additional Rent and any Impositions, shall be deemed to be and shall constitute rent for all purposes hereunder and, in the event of any

2

non-payment thereof, Landlord shall have all of the rights and remedies provided herein, at law or in equity for non-payment of rent.

6.             Use of Leased Premises.  The Leased Premises shall be used and occupied only for those uses permitted pursuant to Paragraph 4 of the Overlease.  Tenant shall not use the Leased Premises for any other use or purpose whatsoever.

7.             Improvements and Alterations.

(a)           Tenant shall not make, or cause to be made, any repairs, replacements, alterations, improvements or additions in or to the Leased Premises except as provided in Paragraph 13 of the Overlease.  Such consent, such repairs, replacements, alterations, improvements or additions shall be performed in a good workmanlike manner, and must be made in accordance with all applicable provisions of the Overlease and all applicable legal and insurance requirements, including but not limited to, Tenant obtaining all required governmental approvals, permits and licenses required to perform such work, and Tenant paying to Overlandlord all costs due and owing to Overlandlord pursuant to Paragraphs 12 and 13 of the Overlease.  Tenant shall not make any repairs, alterations, additions or improvements or perform any work to or on the Leased Premises unless, prior to the commencement of such work, Tenant shall obtain or cause to be obtained (and during the performance of such work keep in force or cause to be kept in force) all insurance required by the Prime Lease during the time of such work, the amount and terms of which shall be in accordance with the Overlease.  The terms of the Overlease shall govern the extent to which repairs, replacements, alterations, additions and improvements made by Tenant to the Leased Premises (or any portion thereof), whether temporary or permanent in character, become Overlandlord’s property and are to remain upon the Leased Premises at the termination of this Lease.

(b)           Tenant hereby covenants to maintain the Leased Premises in accordance with the terms of Paragraph 12 of the Overlease.

(c)           Notwithstanding any provision to the contrary contained in this Lease or the Overlease, Tenant hereby specifically acknowledges and agrees that it will make, at its sole cost and expense, all alterations, additions, repairs and improvements to the Leased Premises as are necessary to comply with applicable law to the extent Landlord is so obligated under the Overlease.

8.             Surrender and Restoration of the Leased Premises.  The terms of the Overlease shall govern the obligations of Tenant with respect to the required condition of the Leased Premises upon the Expiration Date.

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9.             Subordination to the Overlease; Non-attornment.

(a)           This Lease and all of Tenant’s rights hereunder are and shall remain in all respects (i) subject and subordinate to all of the terms, provisions, covenants, stipulations, conditions and agreements of the Overlease, (ii) any and all amendments to the Overlease or supplemental agreements relating thereto hereafter made between Overlandlord and Landlord and (ii) any and all matters to which the tenancy of Landlord, as tenant under the Overlease, is or may be subordinate.  In furtherance of the foregoing, Tenant shall not take any action or do or permit to be done anything which (i) is or may be prohibited by Landlord, as tenant under the Overlease, (ii) might result in a violation of or default under any of the terms, covenants, conditions or provisions of the Overlease or any other instrument to which this Lease is subordinate, or (iii) would result in any additional cost or other liability to Landlord.  This clause shall be self-operative and no further instrument of subordination shall be required, but Tenant shall execute promptly any certificate confirming such subordination that Landlord or Overlandlord may request.  In the event of any inconsistency between this Lease and the Overlease, such inconsistency shall be resolved in favor of that obligation which is more onerous to Tenant or that restriction which is more restrictive of Tenant, as the case may be.  In the event the Overlease is cancelled or terminated, this Lease shall automatically terminate and Tenant shall have no obligation to and shall not attorn to or recognize Prime Landlord as the landlord hereunder.

10.           Tenant’s Obligations.  Except as specifically set forth herein to the contrary, all acts to be performed by, and all of the terms, provisions, covenants, stipulations, conditions, obligations and agreements to be observed by Landlord, as tenant under the Overlease, shall, to the extent that the same relate to the Leased Premises, be performed and observed by Tenant.

11.           Landlord’s Obligations.  Landlord shall provide such services as reasonably requested by Tenant, and Tenant shall reimburse Landlord for the cost of such services.

12.           Covenants with respect to the Overlease.  In the event that Tenant shall be in default of any term, provision, covenant, stipulation, condition, obligation or agreement of, or shall fail to honor any obligation under, this Lease, Landlord, on giving the notice required by the Overlease and subject to the right, if any, of Tenant to cure any such default within any applicable grace period provided in the Overlease, shall have available to it all of the remedies Landlord at law or in equity.  In no event shall Tenant be entitled to an abatement of Rent hereunder unless Landlord receives a corresponding abatement under the Overlease.

13.           Broker.  Landlord and Tenant each represent and warrant to each other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in connection with the consummation of this Lease.

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14.           Termination of the Overlease.  If the term of the Overlease is terminated by Overlandlord prior to the expiration date set forth therein, then this Lease shall immediately terminate and Landlord shall not be liable to Tenant by reason thereof.

15.           Approvals or Consents.  In all provisions of the Overlease requiring the approval or consent of Overlandlord, Tenant shall be required to obtain the express written approval or consent of Landlord, which consent shall be subject to the approval or consent of Overlandlord, pursuant to the Overlease.  If Landlord shall give its consent to any request made by Tenant then Landlord hereby agrees to promptly furnish to Overlandlord copies of such request for consent or approval received from Tenant.  If Overlandlord shall refuse to give its consent or approval to any request made by Tenant then Landlord’s refusal to give its consent or approval to such request shall be deemed to be reasonable.

16.           Assignment and Subletting.  Notwithstanding anything to the contrary contained herein, Tenant, for itself, its successors and assigns, expressly covenants that it shall not assign (whether by operation of law or otherwise), pledge or otherwise encumber this Lease, or sublet all or any portion of the Leased Premises except an assignment in conjunction with an assignment of the Overlease or as otherwise consented to by Landlord.  Landlord reserves the right to transfer and assign its interest in and to this Lease to any entity or person as permitted in the Overlease.

17.           End of Term.  Tenant acknowledges that possession of the Leased Premises must be surrendered to Landlord on the Expiration Date or earlier termination of this Lease, in the same condition as set forth in Paragraph 8 hereof.  Tenant agrees to indemnify Landlord against and hold Landlord harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys’ fees and other charges) which are paid, suffered or incurred by Landlord as a result of the failure of, or the delay by, Tenant in so surrendering the Leased Premises, including, without limitation, any claims made by Overlandlord or any succeeding tenant founded on such failure or delay.  The provisions of this Paragraph 19 shall survive the Expiration Date or earlier termination of the Overlease.

18.           Insurance, Destruction, Fire and other Casualty; Condemnation.

(a)           Tenant will provide on or before the Commencement Date and to keep in force during the Term for the benefit of Landlord and Overlandlord the same insurance required by the provisions of Paragraph 16 of the Overlease.

(b)           In the event of fire, other casualty, or condemnation, he provisions of the Overlease shall govern.

19.           Notices.  Any notice, request or demands (“Notice”) permitted or required to be given by the terms and provisions of this Lease, or by any law or governmental

5

regulation, either by Landlord or Tenant, shall be in writing and deemed to have been given and received when delivered in person or by Federal Express or other reliable nationally recognized 24-hour delivery service by the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party as follows:

(a)           To Landlord:

c/o The New York Times Company

620 Eighth Avenue

New York, New York  10018

Attention:  General Counsel and CEO (in separate envelopes)

with a copy to

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York  10020

Attention:  Martin D. Polevoy, Esq.

(b)           To Tenant:

The New York Times Company

620 Eighth Avenue

New York, New York  10018

Attention:  General Counsel and CEO (in separate envelopes)

with a copy to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York  10020

Attention:  Martin D. Polevoy, Esq.

or to such other address as designed by notice from Overlandlord, Landlord or Tenant to Overlandlord, Landlord and/or Tenant as applicable.

20.           Miscellaneous.

(a)           The provisions of this Lease shall be governed and interpreted in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

6

(b)           The paragraph headings in this Lease are inserted only as a matter of convenience for reference and are not to be given any effect in construing this Lease.

(c)           If any of the provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

(d)           All of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and, subject to the provisions of Paragraph 19 hereof, their respective successors and assigns.

(e)           Landlord has made no representations, warranties or covenants to or with Tenant with respect to the subject matter of this Lease except as expressly provided herein and all prior negotiations and agreements, written or oral, relating thereto are merged into this Lease.  This Lease may be not be amended or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the party against whom enforcement of such amendment, termination or waiver is sought.

(f)            Landlord and Tenant each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connection with this Lease, the relationship of Landlord and Tenant and/or Tenant’s use or occupancy of the Leased Premises.

(g)           Landlord and Tenant agree that neither this Lease nor any memorandum thereof shall be recorded.

(h)           This Lease does not create, and shall not be construed as intending to create, any relationship, in privity or otherwise, between Overlandlord and Tenant and Overlandlord is not intended to be a third party beneficiary of this Lease.

7

IN WITNESS WHEREOF, this Lease has been duly executed as of the day and year first above written.

TENANT:

NEW YORK TIMES COMPANY, a New York corporation

By:
Name:
Title:

LANDLORD:

NYT REAL ESTATE COMPANY, LLC, a New York limited liability company

By:
Name:
Title:

8

Exhibit B

PRIME PREMISES

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

9

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

10

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

11

EXHIBIT N

WRAP MORTGAGE

WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

Dated:  March      , 2009

among

NYT REAL ESTATE COMPANY LLC,

a New York limited liability company

with an address at:

c/o The New York Times Company

620 Eighth Avenue

New York, New York 10018

(the “Borrower”)

AND

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION,

a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation with an address at:

633 Third Avenue

New York, New York 10017

(“ESDC”), as co- mortgagee,

AND

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP,

a Delaware limited partnership

with an address at:

c/o W.P. Carey & Co. LLC

50 Rockefeller Plaza

New York, New York 10020

Attn.:  Director, Asset Management

(the “Lender”) , as co- mortgagee,

The land affected by the within instrument lies in:

Block:	1012
Lots:	1001, 1003, 1009 through 1027, and 1035 (formerly part of Lot 1)
Addresses:	620-628 8th Avenue,
263-267 and 241-261 West 40th Street,
242-244 West 41st Street,
231-235 West 40th Street,
248-256, 260-262 and 268 West 41st Street
634 and 630-632 8th Avenue,
New York, New York
County:	New York

RECORD AND RETURN TO:

Reed Smith LLP

599 Lexington Avenue, 29th Floor

New York, New York 10022

Attn:  Joseph M. Marger, Esq.

WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (herein “Instrument”) is made this        day of March, 2009 (the “Effective Date”), among NYT REAL ESTATE COMPANY LLC, a New York limited liability company, whose address is c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 (herein “Borrower”), NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, New York, New York 10017 (“ESDC”) as co- mortgagee, and 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, as co-mortgagee (herein “Lender”).

This Instrument is made in connection with the loan (the “Loan”) evidenced by the Lease Agreement (as defined in paragraph 1 below).

ESDC (i) is acting under this Instrument as co-mortgagee solely for the purpose of making available to Borrower an exemption from mortgage recording tax in recognition of the fact that this is necessary to make the Lease Agreement financially feasible, (ii) has no beneficial interest in or discretionary authority whatsoever as co-mortgagee hereunder or under any Loan Documents (as hereinafter defined) and pursuant to the provisions of paragraph 40.14 of this Instrument, effective immediately after the recording of this Instrument, is resigning as co-mortgagee and assigning to Lender, all of its right, title and interest in and to this Instrument and (iii) has no obligations, responsibilities or liabilities whatsoever under this Instrument and/or any other Loan Documents other than to (x) record this Instrument in the City Register’s Office and (y) perform its obligations under paragraph 40.14 of this Instrument.

Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Lease Agreement.

Borrower, in consideration of good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to secure the obligations described in paragraph 1 below, irrevocably mortgages, warrants, grants, conveys and assigns to Lender and its successors and assigns, forever, all of Borrower’s estate, right, title, interest, claim and demand in and to the property in the County of New York, State of New York, known as consisting of certain leasehold condominium units in the property known as 620-628 8th Avenue, 263-267 and 241-261 West 40th Street, 242-244 West 41st Street, 231-235 West 40th Street, 248-256, 260-262 and 268 West 41st Street, 634 and 630-632 8th Avenue, New York, New York (which address is provided for reference only and shall in no way limit the description of the real and personal property otherwise described below), described as follows, whether now existing or hereafter acquired (all of the property described in all parts below is called the “Property”):

(A)          Condominium Units.  The leasehold condominium units and undivided interest in the Condominium common elements appurtenant thereto all as more particularly described in Exhibit “A” attached hereto (collectively, the “Unit”), all located in the building known as “The New York Times Building” having a street address of 620 Eighth Avenue, New York, New York (the “Building”).  The land upon which the Building is constructed and which constitutes a part of the Condominium is herein referred to as the “Land”; and

(B)           Leasehold.  The leasehold estate created by the Severance Lease (the “Severance Lease”) described on Exhibit “B” attached hereto; any and all options to purchase, rights of first refusal and renewal options with respect to the Severance Lease or any real or personal property covered thereby, or any portion thereof or any interest therein; any and all greater estate in such real or personal property (including but not limited to the fee estate) as may subsequently be acquired by or released to Borrower, whether under the Severance Lease or otherwise; any and all interest, estate and other claims, both in law and equity, that Borrower now has or may hereafter acquire in and to any such real or personal property; and any and all other rights and interests of Borrower arising under or as a result of the Severance Lease; and

(C)           Improvements, Appurtenances and Fixtures.  All Appurtenances (hereinafter defined) and any structures and other improvements now or hereafter constructed within the Unit or which are located on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents (as defined below) (collectively, the “Improvements”).  All the fixtures, machinery, equipment and other property described in Exhibit “B” hereto located within the Unit or on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents, but specifically excluding Borrower’s Personal Property (hereinafter defined); and

(D)          Enforcement and Collection.  Any and all rights of Borrower without limitation to make claim for, collect, receive and receipt for any and all rents, income, revenues, issues, earnest money, deposits, refunds (including but not limited to refunds from property taxing authorities, utilities and insurers), royalties, and profits, including mineral, oil and gas rights and profits, insurance proceeds of any kind (whether or not Lender requires such insurance and whether or not Lender is named as an additional insured or loss payee of such insurance), condemnation awards and other moneys, payable or receivable from or on account of any of the Property, including interest thereon, or to enforce all other provisions of any other agreement (including those described in (B) above) affecting or relating to any of the Property, to bring any suit in equity, action at law or other proceeding for the collection of such moneys or for the specific or other enforcement of any such agreement, award or judgment, in the name of Borrower or otherwise, and to do any and all things that Borrower is or may be or become entitled to do with respect thereto, provided, however, that no obligation of Borrower under the provisions of any such agreements, awards or judgments shall be impaired or diminished by virtue hereof, nor shall any such obligation be imposed upon Lender; and

(E)           Accounts and Income.  Any and all rights of Borrower in any and all accounts, rights to payment, contract rights, chattel paper, documents, instruments, licenses, contracts, agreements and general intangibles relating to any of the Property; and

(F)           Leases.  All of Borrower’s rights as landlord in and to all existing and future leases and tenancies, whether written or oral and whether for a definite term or month to month or otherwise, now or hereafter demising all or any portion of the Property, including all renewals and extensions thereof and all rents, deposits and other amounts received or receivable thereunder, and including all guaranties, supporting obligations, letters of credit (whether tangible or electronic)

and letter of credit rights guaranteeing or supporting any such lease or tenancy (in accepting this Instrument Lender assumes no liability for the performance of any such lease); and

(G)           Books and Records.  All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property, but specifically excluding Borrower’s Personal Property; and

(H)          Proceeds.  All proceeds resulting or arising from the foregoing.

PROVIDED, HOWEVER, that the term “Property” shall exclude the following which shall not be subject to the lien of this Instrument:

(i)          Any existing cause of action, or damage claim, of or against Borrower;

(ii)         All rights and interests of Borrower with respect to any amounts due Borrower with respect to the Property and arising prior to the Effective Date (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property) to the extent attributable to periods prior to the Effective Date;

(iii)        All rights and interests of Borrower with respect to and appurtenant to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the “Excluded Units”);

(iv)        All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups; and

(v)           All right, title and interest of Borrower in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Borrower and First New York Partners Management, LLC dated as of January 4, 2007, and (ii)  that certain Management Agreement relating to the Excluded Units between Borrower and First New York Partners Management, LLC dated as of April     , 2008.

Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and that the Severance Lease is in full force and effect without modification and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any Permitted Encumbrances (hereinafter defined).

As used herein, the following terms shall have the following meanings:

“Appurtenances” shall mean all tenements, hereditaments, easements, rights-of-way, rights, privileges in and to the Building or the Land, including (a) easements over other lands granted by any conditions, covenants, restrictions, easements, declarations, licenses and other agreements as may now or hereafter affect the Property, (b) any streets, ways, alleys, vaults, gores or strips of land adjoining the Land and (c) any and all rights to the use or enjoyment of, or access to, any other portion of the Condominium under the terms or provisions of the Condominium Documents, the Severance Lease and/or the Ground Lease (hereinafter defined).

“Borrower’s Personal Property” shall mean all furniture, furnishings equipment and other personal property of Borrower, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Improvements and any other personal property owned by Borrower or a sublessee of Borrower or other occupant of the Property; provided that in no case shall Borrower’s Personal Property include fixtures or built-in heating, ventilating, air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Property.

“Condominium Documents” shall mean collectively, (i) the Declaration (hereinafter defined), and all the terms and provisions thereof, and (ii) the Bylaws (hereinafter defined) and (iii) any rules or regulations adopted under the Declaration or the Bylaws, in each case, now or hereafter in effect and as same may be amended, restated, modified or supplemented from time to time.

“Ground Lease” shall mean that certain Agreement of Lease, dated as of December 12, 2001, between 42nd Street Development Project, Inc., as landlord, and The New York Times Building LLC, as tenant with respect to certain land more particularly described in Exhibit “A” attached hereto as the land area of the Condominium and all improvements then or thereafter located thereon, as evidenced by Memorandum of Agreement of Lease, including an Option to Purchase, between 42nd Street Development Project, Inc. and The New York Times Building LLC, dated December 12, 2001, recorded in the Office of the City Register, New York County on October 24, 2003 as CRFN 2003000433122, as amended by Letter Agreement dated April 8, 2004 (as cited in Lease Assignment made by and between The New York Times Building LLC and 42nd St. Development Project, Inc. under CRFN 2006000644732), as further amended by Lease Assignment (Assignment and Assumption Agreement) made by and between The New York Times Building LLC (assignor) and 42nd St. Development Project, Inc. (assignee) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644732, and as further amended by Amended and Restated Agreement of Lease by and between 42nd St. Development Project, Inc. (landlord) and 42nd St. Development Project, Inc. (tenant) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644736 and further amended by First Amendment to Amended and Restated Agreement of Lease dated January 29, 2007 and recorded in the Office of the City Register, New York County as CRFN 2007000100154, as the same may be amended from time to time.

“Permitted Encumbrances” shall mean the Permitted Encumbrances as defined in the Lease Agreement together with the Underlying Note (hereinafter defined) and the Underlying Mortgage (hereinafter defined).

Borrower covenants with and represents and warrants to Lender as follows:

1.             SECURED OBLIGATIONS.  This Instrument is given for the purpose of securing the following (the “Secured Obligations”):

(A)          Performance and Payment.  The performance of the obligations contained herein and the payment and performance of all obligations pursuant to the terms of a lease agreement of even date herewith made by Borrower in favor of Lender and any and all extensions, renewals, modifications or replacements thereof, whether the same be in greater or lesser amounts (the “Lease Agreement”).  Borrower shall pay and perform all obligations contained in the Lease Agreement at the time and in the manner provided in the Lease Agreement and in this Instrument.  Borrower will duly and punctually perform all of the covenants, conditions and agreements contained in the Lease Agreement, this Instrument and the other Loan Documents (as defined below) all of which covenants, conditions and agreements are hereby made a part of this Instrument to the same extent and with the same force as if fully set forth herein.

(B)           Future Advances.  The repayment of any and all sums advanced or expenditures made by Lender subsequent to the execution of this Instrument and after an Event of Default for the maintenance or preservation of the Property or advanced or expended by Lender pursuant to any provision of this Instrument or the other Loan Documents, together with interest thereon.

(C)           Other Amounts.  All other obligations and amounts now or hereafter owing by Borrower to Lender under this Instrument, the Lease Agreement, that certain Assignment and Assumption of Severance Agreement of even date between Borrower and Lender or any other document, instrument or agreement evidencing, securing or otherwise relating to the Loan and any and all extensions, renewals, modifications or replacements of any thereof (collectively, the “Loan Documents”); provided, however, that this Instrument does not and shall not in any event be deemed to, secure the obligations owing to Lender any guaranty of the Loan.

2.             FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.  Borrower shall cause to be paid all Impositions and insurance premiums now or hereafter levied or assessed or imposed against the Property or any part thereof as provided in the Lease Agreement, and subject to Borrower’s right to contest set forth in Paragraph 14 of the Lease Agreement.  Following the occurrence of an Event of Default with respect to the timely payment of any Impositions or insurance premiums, as the case may be, in accordance with the terms of the Lease Agreement or the Condominium Documents, upon the written request of Landlord, Borrower shall pay into an escrow account controlled by Landlord (or Lender, as the case may be), funds necessary to pay Escrow Charges in accordance with the terms of Paragraph 9(b) of the Lease Agreement.

3.             WAIVER OF NOTICE.  Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Instrument or the Lease Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Instrument or the Lease Agreement do not specifically and expressly provide for the giving of notice by Lender to Borrower.

4.             CHARGES; LIENS.  Borrower shall pay all rents, taxes, assessments, premiums, and Impositions attributable to the Property as provided in and subject to the Lease Agreement.  Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property, all to the extent provided in the Lease Agreement.  Without Lender’s prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

5.             HAZARD INSURANCE.  Borrower, at its sole cost and expense, shall maintain or cause to be maintained insurance with respect to the Property for the mutual benefit of Borrower and Lender (and any other person) as required by Paragraph 16 of the Lease Agreement.  If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (an “Insured Casualty”), Borrower shall, to the extent required under Paragraphs 17, 18 and 19 of the Lease Agreement, promptly repair, replace or rebuild the Property in accordance with, and all amounts paid with respect to such Insured Casualty under all insurance policies maintained by Borrower shall be governed by, the terms and conditions of Paragraphs 17, 18 and 19 of the Lease Agreement. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Secured Obligations and shall be secured hereby and shall be reimbursed by Borrower to Lender in accordance with the terms of the Lease Agreement.  Any adjustment, settlement or compromise of any claims associated with an Insured Casualty is subject to the terms of Paragraph 17 of the Lease Agreement.  Notwithstanding any casualty occurring at all or any portion of the Property, subject to the terms of Paragraphs 17, 18 and 19 of the Lease Agreement, Borrower shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Lease Agreement.  The application of any claims associated with an Insured Casualty shall be governed by Paragraphs 17, 18 and 19 of the Lease Agreement.

6.             PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS.  Borrower shall comply with its maintenance and repair obligations with respect to the Property under the Lease Agreement.  Borrower shall not be permitted to make any alterations to the Property except as provided in the Lease Agreement.

Borrower (i) shall comply with the provisions of the Severance Lease, (ii) shall give immediate written notice to Lender of any default by lessor under the Severance Lease or of any notice received by Borrower from such lessor of any default under the Severance Lease by Borrower, and (iii) shall give immediate written notice to Lender of the commencement of any proceedings for the exercise of remedies under the Severance Lease by any party thereto and, if required by Lender, shall permit Lender as Borrower’s attorney-in-fact to control and act for Borrower in any such proceedings.

Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the Severance Lease, whether or not such covenants run with the land; provided, however, pursuant to and in accordance with the terms of Paragraph 4(c) of the Lease Agreement, the Borrower shall be entitled to exercise, and shall continue to be bound by, certain rights and obligations with respect to the Severance Lease.

Except to the extent provided in Paragraph 4(c) of the Lease, Borrower shall not surrender its right, title or interest in the Severance Lease and interests herein conveyed (the “Severance Leasehold Estate”) nor terminate, or cancel the Severance Lease creating said estate and interests, and, except to the extent provided in Paragraph 4(c) of the Lease, Borrower shall not, without the express written consent of Lender, alter or amend the Severance Lease.  Borrower covenants and agrees that there shall not be a merger of the Severance Lease, or of the leasehold estate created thereby, with the leasehold estate covered by the Severance Lease by reason of said leasehold estate or a merger of the Severance Lease between the lessor under the Severance Lease, or the leasehold estate created by it, with the fee estate covered by such Severance Lease by reason of said leasehold estate or fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger; if Borrower shall acquire such fee estate or leasehold estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate and/or leasehold estate, as the case may be. In the event of such acquisition by Borrower, Borrower shall execute and deliver to Lender such further instruments, conveyances and assurances as Lender may reasonably request in order to further confirm and assure that the fee title or other interest so acquired by Borrower is subject to the terms, provisions and lien of this Instrument.

7.             USE OF PROPERTY.  Unless required by applicable law or unless Lender has otherwise agreed in writing, except as otherwise provided in Paragraph 4 of the Lease Agreement, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed.  Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender’s prior written consent.

8.             PROTECTION OF LENDER’S SECURITY.  Upon the occurrence and during the continuance of any Event of Default beyond applicable notice and cure periods set forth in the Lease Agreement, Lender at Lender’s option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender’s interest, including, but not limited to, (i) disbursement of attorney’s fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in paragraph 5 hereof, (iv) exercise of any option to renew or extend the Severance Lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the Severance Lease, and, (v) the payment of any Impositions or insurance premiums then due and payable.

Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument.  Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the Default Rate stated in the Lease Agreement unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.  Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby.  Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9.             INSPECTION.  Lender may make or cause to be made such reasonable entries upon and inspections of the Property as are permitted under (and in accordance with) the Lease Agreement.

10.          BOOKS AND RECORDS.  Borrower shall furnish to Lender its books and records as and to the extent required by Paragraph 28 of the Lease Agreement.

11.          CONDEMNATION.  In the case of any actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property or any portion thereof, Borrower shall comply with the terms and conditions set forth in Paragraph 17, 18 and 19 of the Lease Agreement.  Subject to the terms of Paragraph 17 of the Lease Agreement, Lender is hereby irrevocably appointed as Borrower’s attorney in fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding.  Notwithstanding any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), subject to the terms of Paragraphs 17 and 18 of the Lease Agreement, Borrower shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Lease Agreement.  The application of any award or payment made in any condemnation or eminent domain proceeding shall be governed by Paragraphs 17, 18 and 19 of the Lease Agreement.

12.          BORROWER AND LIEN NOT RELEASED.  From time to time, Lender may, at Lender’s option, without giving notice to or obtaining the consent of Borrower, Borrower’s successors or assigns or of any junior lienholder or guarantors, without liability on Lender’s part and notwithstanding Borrower’s breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Lease Agreement or change the amount of the monthly installments payable thereunder.  Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower’s successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property.  Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney’s fees as may be incurred at Lender’s option, for any such action if taken at Borrower’s request.

13.          FORBEARANCE BY LENDER NOT A WAIVER.  Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy.  The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.  The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender’s receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower’s default in payment of sums secured by this Instrument.

14.          ESTOPPEL CERTIFICATE.  Borrower shall furnish to Lender estoppel certificates as required by Paragraph 25 of the Lease Agreement.

15.          UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.  To the extent any of the property described in this Instrument is personal property, Borrower, as debtor, grants to Lender, as secured party, a security interest therein together with a security interest in all other personal property of whatsoever nature that is located on or used or to be used in connection with any of the property described in this Instrument, and any products or proceeds of any thereof, pursuant to the Uniform Commercial Code of the State of New York (the “UCC”), on the terms and conditions contained herein.  Borrower hereby authorizes Lender to file any financing statement, fixture filing or similar filing to perfect the security interests granted in this Security Instrument without Borrower’s signature.  Borrower shall:  (a) execute and deliver such documents as Lender deems reasonably necessary to create, perfect and continue the security interests contemplated by this Instrument; (b) not change its name, or, as applicable, its chief executive office, its principal residence (or, if Borrower is a trust or one or more trustees acting with respect to property held in trust, the identity or principal residence of any trustee), the jurisdiction in which it is organized, or otherwise change its location (as that term is used in Article 9 of the UCC), without giving Lender at least thirty (30) days’ prior written notice thereof; and (c)  cooperate with Lender in perfecting all security interests granted in this Security Instrument and in obtaining such agreements from third parties as Lender deems necessary, proper or desirable in connection with the preservation, perfection or enforcement of any of Lender’s rights under this Instrument.

16.          LEASES.  Except as otherwise provided in Paragraph 21 of the Lease Agreement, Borrower shall not, without Lender’s written consent, execute, modify, surrender or terminate, either orally or in writing, any lease or other agreement for the occupancy or use of all or any part of the Property, permit an assignment or sublease of any lease or other agreement for the occupancy or use of all or any part of the Property, or request or consent to the subordination of any lease or other agreement for the occupancy or use of all or any part of the Property of all or any part of the Property to any lien subordinate to this Instrument.

17.          REMEDIES CUMULATIVE.  Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18.          ACCELERATION IN CASE OF BORROWER’S INSOLVENCY.  If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the “Act”), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file any answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower within ninety (90) days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower’s property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower’s creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower’s assets and such seizure is not discharged within fifteen (15) days, then Lender may, at Lender’s option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument.  Any attorney’s fees and other expenses incurred by Lender in connection with Borrower’s bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 8 hereof.

19.          TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER.  Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, and that Lender will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Secured Obligations. Except as expressly permitted under the Lease Agreement, Borrower shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (collectively, “Transfers”) of (i) all or any part of the Property or any interest therein, including, but not limited to, the Lease Agreement, or (ii) any direct or indirect beneficial ownership interest (in whole or in part) in Borrower, irrespective of the number of tiers of ownership, without the prior written consent of Lender.  The occurrence of any Transfer in violation of this paragraph 19 shall constitute an Event of Default hereunder, whereupon Lender at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, may declare the Secured Obligations immediately due and payable, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument.  Lender’s consent to any Transfer of the Property or any interest in Borrower shall not be deemed to be a waiver of Lender’s right to require such consent to any future occurrence of same.  Any attempted or purported Transfer of the Property or of any direct or indirect interest in Borrower, if made in contravention of this paragraph 19, shall be null and void and of no force and effect.

20.          NOTICE.  Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the intended recipient at its address set forth in Paragraph 24 of the Lease Agreement, and shall be made and deemed given in accordance with the terms of the Lease Agreement.

21.          SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS.  The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof.  Lender may at any time sell, assign, participate or securitize all or any portion of Lender’s rights and obligations under the Loan Documents but only in connection with a transfer of Lender’s rights under the Lease Agreement in accordance with and subject to the terms of the Lease Agreement or, subject to the terms of the Lease Agreement, by way of collateral security, to any Person (and its respective successors and assigns) which may, on or after the date hereof, make a Loan (as defined in the Lease Agreement) to Lender or be the holder of a Note.  All covenants and agreements of Borrower shall be joint and several.  In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender.  The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22.          GOVERNING LAW; SEVERABILITY.  This Instrument was negotiated in New York, and made by Borrower and accepted by Lender in the State of New York, and the proceeds were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respect, including, without limiting the generality of the foregoing, matters of construction, validity and performance.  This Instrument and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contract made and performed in such State and any applicable law of the United States of America.  To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Instrument, and this Instrument shall be governed by and construed in accordance with the laws of the State of New York pursuant to § 5-1401 of the New York General Obligations Law.  In the event that any provision of this Instrument or the Lease Agreement conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Lease Agreement which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Lease Agreement are declared to be severable.

23.          FIXTURE FILING.  This Instrument constitutes a financing statement, filed as a fixture filing in the real estate records of the county of the state in which the real property described in Exhibit “A” is located, with respect to any and all fixtures included within the list of improvements and fixtures described in Section (C) of the preambles of this Instrument and to any goods or other personal property that are now or hereafter will become a part of the Property as fixtures.

24.          WAIVER OF MARSHALLING; WAIVER OF SETOFF AND COUNTERCLAIM; TIME OF ESSENCE.  Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein.  Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein.  Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.  All amounts due under this Instrument, the Lease Agreement and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever, except as otherwise expressly provided in the Lease Agreement. Borrower hereby waives the right to assert a setoff, counterclaim or deduction in any action or proceeding in which Lender is a participant, or arising out of or in any way connected with this Instrument, the Lease Agreement, any of the other Loan Documents, or the Secured Obligations.  Time is of the essence as to all of the terms, covenants and condition of this Instrument and the other Loan Documents.

25.          INDEMNIFICATION.  Borrower shall comply with its indemnification obligations pursuant to and in accordance with Paragraph 15 of the Lease Agreement.

26.          ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.  As part of the consideration for the indebtedness evidenced by the Lease Agreement, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable.  Borrower hereby authorizes Lender or Lender’s agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender’s agents; provided, however, that prior to the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in the Lease Agreement with the balance, so long as no such Event of Default has occurred and is continuing, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only.  Upon delivery of written notice by Lender to Borrower containing a statement that Lender exercises its rights to such rents (the “Assignment Notice”), which Assignment Notice may be delivered at any time during the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately, upon the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, be held by Borrower as trustee for the benefit of Lender only.  Borrower agrees that commencing upon delivery of such Assignment Notice, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender’s agents on Lender’s written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents.  Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents.  Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

During the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a court appointed receiver, regardless of the adequacy of Lender’s security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument.  In the event Lender elects to seek the appointment of a receiver for the Property during the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower hereby expressly consents to the appointment of such receiver.  Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

All rents and revenues collected subsequent to delivery of the Assignment Notice shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney’s fees, receiver’s fees, premiums on receiver’s bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument.  Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property in the manner provided in Paragraph 28 of the Lease Agreement and shall be liable to account only for those rents actually received.  Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26.

If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof.  Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Lease Agreement unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein.  This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

27.          ACCELERATION; REMEDIES.  Upon the occurrence and during the continuance of any Event of Default, all the Secured Obligations shall become immediately due and payable, without notice or demand, at the option of Lender and Lender may:

(a)           Have a receiver appointed as a matter of right on an ex parte basis without notice to Borrower and without regard to the sufficiency of the Property or any other security for the Secured Obligations and without the necessity of posting any bond or other security.  Such receiver shall take possession and control of the Property and shall collect and receive the rents and revenues of the Property.  If Lender elects to seek the appointment of a receiver for the Property, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.  The receiver shall be entitled to receive a reasonable fee for managing the Property, which fee may be deducted from the rents and revenues of the Property or may be paid by Lender and added to the Secured Obligations.  Immediately upon appointment of a receiver, Borrower shall surrender possession of the Property to the receiver and shall deliver to the receiver all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Property and all security deposits.  If the rents and revenues of the Property are not sufficient to pay the costs of taking control of and managing the Property and collecting the rents and revenues of the Property, any funds expended by Lender, or advanced by Lender to the receiver, for such purposes shall become an additional part of the Secured Obligations.  The receiver may exclude Borrower and its representatives from the Property.  Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this paragraph 27 shall not be construed to make Lender a mortgagee in possession of the Property.

(b)           Foreclose this Instrument as provided in paragraph 39 or otherwise realize upon the Property as permitted under applicable law.

(c)           Exercise any of the remedies set forth in Paragraphs 23(a)(i) and 23(b)(i) of the Lease Agreement which are incorporated herein by reference.

(d)           Avail itself of any other right or remedy available to it under the terms of this Instrument, the other Loan Documents or applicable law.

Notwithstanding anything under this paragraph 27 or paragraph 39 to the contrary, the extent and the amount of any payments payable hereunder by the Borrower to the Lender upon the occurrence and during the continuance of any Event of Default, including, without limitation, the amount of the Secured Obligations which may be accelerated and any damages which may be payable, shall be governed by, and limited to the amounts recoverable under, Paragraphs 23(a)(i) and 23(b)(i) of the Lease Agreement.

28.          RELEASE.  Upon satisfaction of the Secured Obligations, which shall include, without limitation, upon conveyance of the Property to Borrower pursuant to Paragraphs 18, 34 or 35 of the Lease Agreement and payment of all sums due by Borrower to Lender upon such conveyance, Lender shall release or, at Borrower’s request, assign this Instrument, without recourse, warranty or representation whatsoever to the refinancing lender.  Borrower shall pay Lender’s reasonable costs incurred in discharging or assigning this Instrument and deliver to Lender an affidavit pursuant to Section 275 of the New York Real Property Law and such other documents and instruments as Lender may reasonably request.

29.          RELATIONSHIP OF PARTIES.  The relationship of Lender and Borrower is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed to be other than that of debtor and creditor. Borrower represents and acknowledges that neither the Loan Documents nor any course of dealing between the parties creates any partnership or joint venture between Borrower and Lender or any other person, nor does it provide for any shared appreciation rights or other equity participation interest.

30.          INCORPORATION OF TERMS OF LEASE AGREEMENT.  All terms and conditions of the Lease Agreement are incorporated herein as if set forth in full in this Instrument.

31.          DEFINITION OF DEFAULT. Borrower is in default upon the occurrence and continuance of any Event of Default as defined in the Lease Agreement.

32.          RECORDING OF MORTGAGE, ETC.  Upon the execution and delivery of this Instrument and thereafter, from time to time, Borrower will cause this Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Instrument, any deed of trust supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do.

33.          BORROWER’S ADDITIONAL COVENANTS.  Borrower hereby covenants, agrees and undertakes to:

(a)           from time to time, at the request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument, the Lease Agreement or in any other Loan Document or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender’s reasonable opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not increase Borrower’s liability or decrease Borrower’s rights under the Loan Documents (other than to a deminimus extent); and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) reasonably deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not increase Borrower’s liability or decrease Borrower’s rights under the Loan Documents (other than to a deminimus extent).  Borrower will pay all reasonable costs connected with any of the foregoing in this subparagraph (a);

(b)           continuously maintain Borrower’s existence and right to do business in the State of New York;

(c)           not execute or deliver any mortgage or pledge of any type covering all or any portion of the Property; and

(d)           continuously comply with its single purpose, bankruptcy remote status in accordance with the requirements of the Eighth Article of the Borrower’s Articles of Organization as of the date of this Instrument.

34.          TAXES ON SECURITY; DOCUMENTARY STAMPS; INTANGIBLES TAX.  Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable under and/or with respect to the Lease Agreement, this Instrument or the liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender.  If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Lease Agreement or this Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any. Borrower hereby agrees that, in the event that it is determined that additional documentary stamp tax or intangible tax is due hereon or any mortgage, deed of trust or promissory note executed in connection herewith (including, without limitation, the Lease Agreement), Borrower shall indemnify and hold harmless Lender for all such documentary stamp tax and/or intangible tax, including all penalties and interest assessed or charged in connection therewith. Borrower shall pay same within ten (10) days after demand of payment from Lender and the payment of such sums shall be secured by this Instrument and such sums shall bear interest at the Default Rate (as defined in the Lease Agreement) from and after the eleventh (11th) day after demand until paid in full.  Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Instrument.

35.          MAXIMUM INTEREST.  In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Lease Agreement, whether considered separately or together with other charges levied in connection with this Instrument and the Lease Agreement, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation.  The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Lease Agreement.  For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Lease Agreement and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Lease Agreement.  Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Lease Agreement.

36.          ATTORNEYS’ FEES AND LEGAL EXPENSES.  In the event of any Event of Default under this Instrument, or in the event that any dispute arises relating to the interpretation, enforcement or performance of any Secured Obligation, Lender shall be entitled to collect from Borrower on demand all fees and expenses incurred in connection therewith, including but not limited to reasonable fees of attorneys and fees of accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators and court reporters.  Without limiting the generality of the foregoing, Borrower shall pay all such costs and expenses incurred in connection with:  (a) arbitration or other alternative dispute resolution proceedings, trial court actions and appeals; (b) bankruptcy or other insolvency proceedings of Borrower, any guarantor or other party liable for any of the Secured Obligations or any party having any interest in any security for any of those obligations; (c) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any of the Property; (d) post-judgment collection proceedings; (e) all claims, counterclaims, cross-claims and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Instrument; (f) all preparation for any of the foregoing; and (g) all settlement negotiations with respect to any of the foregoing.

37.          WAIVER OF JURY TRIAL.  BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE LEASE AGREEMENT, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE

OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

38.          TRANSFER OF LOAN.  Subject to the terms of the Lease Agreement, Lender may, at any time, and at Lender’s sole cost and expense, sell, transfer or assign the Lease Agreement, this Instrument and the Loan Documents, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein.  Lender may forward to each purchaser, transferee, assignee, servicer or participant (singularly, an “Investor,” and collectively, the “Investors”) and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor, any indemnitors and/or the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable.  Borrower shall furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the leases, the financial condition of Borrower, any guarantor and any indemnitor as may be reasonably requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

39.          RIGHTS AND REMEDIES.  Upon the occurrence of any Event of Default beyond applicable notice and cure periods set forth in the Lease Agreement, Lender shall have the option, without notice or demand, to declare all Secured Obligations immediately due and payable and to proceed to foreclose on this Instrument as now or then provided by law (in which event Lender shall be entitled to the appointment of a receiver) pursuant to a judicial proceeding in accordance with Article 13 of the New York Real Property Actions and Proceedings Law (“RPAPL”) or by advertisement in accordance with Article 14 of RPAPL.  Any foreclosure shall forever bar Borrower and all persons claiming under Borrower from all right and interest in the Property.  In any such proceeding Lender shall be entitled to recover all costs and expenses (regardless of the particular nature thereof and whether incurred prior to or during such proceeding) incident to the realization of its rights hereunder, including court costs and reasonable attorneys’ fees.  Lender shall be entitled to possession of the Property during any period of redemption.  Borrower hereby waives any right it or its successors in interest may have in the event of acceleration or foreclosure to obtain a partial release of the Property from the lien of this Instrument by paying less than the entire amount then secured hereby, or to partially redeem the Property by paying less than the amount necessary to effect full redemption.  If a deficiency remains after proper application of the proceeds of sale of the Property, Borrower shall pay the same immediately after determination of the amount thereof.

40.          SPECIAL NEW YORK LOCAL LAW PROVISIONS.

40.1        INCONSISTENCIES.  In the event of any inconsistencies between the terms and conditions of this paragraph 40 and the other provisions of this Instrument, the terms and conditions of this paragraph 40 shall control and be binding.

40.2        TRUST FUND.  Pursuant to Section 13 of the New York Lien Law, Borrower shall receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

40.3        COMMERCIAL PROPERTY.  Borrower represents that this Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

40.4        INSURANCE.  The provisions of Subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Instrument.  In the event of any conflict, inconsistency or ambiguity between the provisions of paragraph 5 above and the provisions of Subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire, the provisions of paragraph 5 shall control.

40.5        LEASES.  Lender shall have all of the rights against lessees of the Property set forth in Section 291-f of the Real Property Law of New York.

40.6        STATUTORY CONSTRUCTION.  The clauses and covenants contained in this Instrument that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those paragraphs (except as provided in paragraph 40.4).  The additional clauses and covenants contained in this Instrument shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in paragraph 40.4), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254.  The rights of Lender arising under the clauses and covenants contained in this Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.  In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Instrument, the provisions of this Instrument shall prevail.

40.7        MAXIMUM PRINCIPAL AMOUNT SECURED.  Notwithstanding anything to the contrary contained in this Instrument, the maximum amount of principal indebtedness secured by this Instrument or which under any contingency may be secured by this Instrument is TWO HUNDRED FIFTY MILLION and 00/100 Dollars ($250,000,000.00), which amount represents the sum of (A) the outstanding principal indebtedness under the Underlying Mortgage (hereinafter defined) and (B) the new principal indebtedness created by the Lease Agreement in the amount of SEVENTY FIVE MILLION AND 00/100 DOLLARS ($75,000,000.00), plus any amounts expended by the Lender after an Event of Default on account of (a) taxes, charges or assessments which may be imposed by law upon the Property; (b) premiums on insurance policies covering the Property; (c) expenses incurred in upholding the lien of this Instrument, including, but not limited to (i) the expenses of any litigation to prosecute or defend the rights and lien created by this Instrument; (ii) any amount, cost or charges to which Lender becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority and (iii) interest, default interest and other charges at the rate and in the amounts set forth in the Loan Documents.  In no event shall any owner of the Property be obligated for an indebtedness of more than the indebtedness created hereby and by the Lease Agreement and the pre-existing indebtedness secured by the Underlying Mortgage as provided in this paragraph 40.7.

40.8        LIEN LAW.  Borrower will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances in a trust fund to be applied first for the purpose of paying the cost of any improvement and will apply the same first to the payment of the cost of any such improvement before using any part of the total of the advance for any other purpose.

40.9        CONDOMINIUM REGIME.

(a)           The Property is subject to a condominium regime pursuant to the Declaration of Condominium (as amended to date, collectively the “Declaration”) of The New York Times Building LLC (the “Condominium”) specified in Exhibit A attached hereto, dated as of August 4, 2006 made by The New York Times Building LLC and recorded in the Office of the City Register, New York County on August 15, 2006, as CRFN 2006000460293, as amended by that certain First Amendment to the Declaration, which First Amendment was dated as of January 29, 2007, and recorded in the Office of the City Register, New York County on February 8, 2007 as CRFN 2007000075106, and further amended by that certain Second Amendment to the Declaration, which Second Amendment was dated October 11, 2007, and recorded in the Office of the City Register, New York County on January 8, 2008 as CRFN 2008000008735, and further amended by that certain Third Amendment to the Declaration, which Third Amendment was dated March       , 2009, and is intended to recorded in the Office of the City Register, New York County.  A Board of Managers (the “Board of Managers”) governs the Condominium pursuant to the by-laws of the Condominium (the “Bylaws”) which were recorded in the like office together with the Declaration.  Borrower represents and covenants that Borrower is in compliance with, and at all times hereafter shall maintain compliance with, the terms of the Lease Agreement with respect to any Condominium Documents.

(b)           Borrower will fully and faithfully perform and comply with the terms, conditions, and provisions of the Condominium Documents.

(c)           Borrower will use its commercially reasonable efforts, within fifteen (15) days after written demand by Lender, to obtain from the Board of Managers under the Condominium Documents and furnish to Lender the estoppel certificate in recordable form of such Board of Managers either required to be issued by such Board of Managers pursuant to the provisions of the Condominium Documents or in form reasonably requested by Lender.

40.10      GROUND SUBLEASEHOLD MORTGAGE PROVISIONS.

(a)           Borrower hereby represents, covenants and warrants that as to its interest in the Property:

(i)            The Severance Lease is in full force and effect and unmodified, no default has occurred under the Severance Lease which would affect Borrower’s sublease and there is no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Severance Lease by the Borrower.

(ii)           All rents, additional rents, taxes, assessments, water rates, sewer rents, impositions and other charges due or payable under the Severance Lease have been paid to the extent they were payable prior to the date hereof.

(iii)          Borrower shall maintain the quiet and peaceful possession of Lender of the Property and shall defend the Severance Leasehold Estate created under the Severance Lease for the entire remainder of the term set forth therein including all renewal options thereunder, against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, and to the performance and observance of all of the terms, covenants, provisions and conditions thereof.

(iv)          There is no existing default by Borrower under the provisions of the Severance Lease or in the performance of any of the terms, covenants, provisions or conditions thereof on the part of the lessee to be observed and performed.

(v)           Borrower has not further encumbered the Property (other than by the Permitted Encumbrances) or assigned the Severance Lease.

(vi)          The Severance Lease has been duly recorded as set forth herein and permits the interest of the Borrower thereunder to be encumbered by this Instrument, and there has not been a material change in the terms of the Severance Lease since its recordation.

(vii)         Except for the Permitted Encumbrances, Borrower’s interest in the Severance Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Instrument, other than the lessor under the Severance Lease related fee interest.

(viii)        Borrower’s interest in the Severance Lease is assignable upon notice to, but without the consent of, the lessor under the Severance Lease (or, if any such consent is required, it has been obtained prior to the date of this Instrument) or, in the event that it is so assigned, it is further assignable and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor under the Severance Lease.

(b)           Except as otherwise provided in Paragraph 9 of the Lease Agreement, Borrower hereby represents, covenants and warrants that as to its Severance Leasehold Estate Borrower shall pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, impositions, and other charges mentioned in and made payable by the Severance Lease, for which provision has not been made hereinbefore, when and as the same shall become due and payable, and shall use its best efforts to cause the lessor under the Severance Lease, to the extent required by the Severance Lease, to pay any portion of said taxes, assessments, rates, charges and impositions to be borne by the lessor under the Severance Lease that might become liens on the Property or Borrower’s estate therein prior to or on the date when they become due, and Borrower shall in every case take, or cause to be taken, a proper receipt for any such item so paid by Borrower and shall deliver, or cause to be delivered to Lender upon its request after any such payment, the original receipts or cancelled checks for any such payments by Borrower.

(c)           Borrower hereby represents, covenants and warrants that as to its Severance Leasehold Estate Borrower shall at all times promptly and fully observe, keep and perform, or cause to be observed, kept and performed, all terms, covenants, provisions and conditions contained in the Severance Lease to be kept and performed in all respects. Borrower further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of this Instrument or will be a default under the Severance Lease. If Borrower shall fail at all times to fully observe, perform and comply with all tenant’s, covenants, provisions and conditions under the Severance Lease beyond applicable notice and cure periods set forth in the Severance Lease, or do or permit anything to be done, the doing of which or refrain from doing, the omission of which will impair the security of this Instrument or will be a default under the Severance Lease beyond applicable notice and cure periods set forth in the Severance Lease (severally, a “Severance Lease Default”), then, upon the happening of any such event, an Event of Default shall be deemed to have occurred pursuant to Paragraph 22(a)(vii) of the Lease Agreement and Lender, at its option, may either:

(i)            accelerate the maturity of the indebtedness secured hereby and declare the same to be immediately due and payable and may invoke any remedies permitted by paragraph 27 and/or paragraph 39 of this Instrument; or

(ii)           without limiting the generality of any other provision of this Instrument or any remedy of Lender hereunder and without waiving or releasing Borrower from any of its obligations hereunder, Lender may (but shall not be obligated to) take any action Lender deems necessary or desirable to prevent or to cure any default by Borrower in the performance of or compliance with any of Borrower’s covenants or obligations under the Severance Lease. Upon receipt by Lender from the lessor under the Severance Lease of any written notice of default by lessee thereunder, Lender may rely thereon and take any action, as aforesaid, to cure such default even though the existence of such default or the nature thereof be questioned or denied by Borrower or by any party on behalf of Borrower.

(d)           Borrower hereby expressly grants to Lender, and agrees that Lender shall have the absolute and immediate right to enter in and upon the Property or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable, in order to cure a Severance Lease Default by Borrower. Lender may pay and expend such sums of money as Lender, in its sole discretion, deems necessary for the purpose of remedying a Severance Lease Default, and Borrower hereby agrees to pay to Lender, upon demand, all such sums so paid and expended by Lender, together with default interest thereon and other charges at the Default Rate set forth in the Lease Agreement, computed from the date of payment thereof by Lender.  Any such sum paid by Lender and the interest thereon shall be a lien on the Property prior to any claim, lien, right, title or interest in, to or on the Property attaching or accruing subsequent to the lien of this Instrument, and shall be deemed to be secured by this Instrument and evidenced by the Lease Agreement.

(e)           Except to the extent expressly provided in the Lease Agreement, Borrower shall not modify, extend or in any way alter the terms of the Severance Lease or cancel or surrender the Severance Lease, or waive, excuse, condone or in any way release or discharge the lessor thereunder of or from the terms, covenants, provisions and conditions by said lessor to be done and performed; and, except to the extent expressly provided in the Lease Agreement,  Borrower does by these presents expressly release, relinquish and surrender unto Lender all its right, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Severance Lease and any attempt on the part of Borrower to exercise any such right without the prior written consent of Lender shall constitute a default under the terms hereof and the indebtedness secured hereby shall, at the option of Lender, become due and payable forthwith and without notice.

(f)            Borrower will promptly notify Lender in writing in the event of the initiation of any arbitration proceeding under and pursuant to the provisions of the Severance

Lease, it being expressly agreed that if, at the time any such arbitration proceeding shall be initiated, a Severance Lease Default shall exist, Lender shall have, and is hereby granted, the sole and exclusive right to designate and appoint the arbitrator to be appointed by Borrower in such arbitration proceeding. In addition, Borrower shall promptly deliver to Lender a copy of the determination of the arbitrators in each such arbitration proceeding. Lender shall have the right to participate in such arbitration proceedings in association with Borrower or on its own behalf as an interested party;

(h)           Borrower will use its commercially reasonable efforts, within fifteen (15) days after written demand by Lender, obtain from the lessor under the Severance Lease and furnish to Lender the estoppel certificate in recordable form of such lessor either required to be issued by such lessor pursuant to the provisions of the Severance Lease or in form reasonably requested by Lender;

(i)            Borrower will, within fifteen (15) days after written demand by Lender, furnish Lender proof reasonably satisfactory to Lender of payment of all items which are required to be paid by Borrower pursuant to the Severance Lease.

(j)            In the event Borrower and the lessor under the Severance Lease amend or modify the Severance Lease (but nothing herein shall be deemed or construed as permitting Borrower to amend or modify the Severance Lease without the express prior written consent of Lender), Borrower shall, upon the request of Lender, (i) cause the lessor under the Severance Lease to execute a memorandum of any such amendment or modification, provided, however, that Borrower shall not be in default under this subparagraph (j) so long as Borrower is using its best efforts to obtain such executed memorandum, (ii) execute said memorandum, (iii) cause such memorandum to be recorded (at Borrower’s sole cost and expense), and (iv) reimburse Lender for all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in connection with Lender’s review of any such amendment, modification or memorandum thereof;

(k)           Borrower will (i) upon request by Lender promptly deposit with Lender an original executed or certified copy of the Severance Lease and any and all documentary evidence received by it showing compliance by Borrower with the provisions of the Severance Lease, (ii) provide Lender an exact copy of any notice, communication, plan, specification or other instrument or document received or given by it in any way relating to or affecting the Severance Lease which may concern or affect the estate of the lessor or the lessee in or under the Severance Lease or in the real estate thereby demised, (iii) give Lender immediate notice of any receipt by it of any notice of default from the lessor thereunder, (iv) furnish to Lender within fifteen (15) days any and all information which it may request concerning the performance by Borrower of the agreements, terms, conditions and covenants of the Severance Lease or of this Instrument, and (v) permit Lender or its agents or representatives at all reasonable times to investigate or examine Borrower concerning such performance, and upon Borrower’s failure so to do, Lender may, at its option, declare the Indebtedness secured hereby due and payable at once.

(l)            So long as any of the Secured Obligations shall remain unpaid, unless Lender shall otherwise in writing consent, the fee title and the leasehold estate in the Property hereinbefore described, shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party, by purchase or otherwise; and Borrower further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Property covered by the Severance Lease, including, without limitation, pursuant to the purchase option or right of first refusal, if any, set forth in the Severance Lease, this Instrument shall attach to or cover and be a lien upon such other estate so acquired, and such other estate so acquired by Borrower shall be considered as mortgaged, assigned or conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed, and spread. Upon such acquisition, Borrower, if required by Lender, at Borrower’s sole cost and expense, shall deliver to Lender, an ALTA Lender’s Title Insurance Policy issued by a title insurance company reasonably satisfactory to Lender, insuring that this Instrument, as so spread to cover Borrower’s interest in such fee property, is valid lien on Borrower’s interest therein. It is the intention of Borrower and Lender that no documents, instruments or agreements shall be necessary to confirm the foregoing spread of this Instrument to cover Borrower’s interest in such fee property, as aforesaid, and that such spreader shall occur automatically upon the consummation of Borrower’s acquisition of such estate, title or interest in such leased property. Notwithstanding the foregoing, Borrower shall make, execute, acknowledge and deliver to Lender or so cause to be made, executed, acknowledged and delivered to Lender in form reasonably satisfactory to Lender, all such further or other documents, instruments, agreements or assurances as may be reasonably required by Lender to confirm the foregoing spread of this Instrument to cover Borrower’s interest in a fee property. Borrower shall pay all reasonable expenses incurred by Lender in connection with the preparation, execution, acknowledgment, delivery and/or recording of any such documents, including but without limiting the generality of the foregoing, all filing, registration and recording fees and charges, documentary stamps, mortgage taxes, intangible taxes, and reasonable attorneys’ fees, costs and disbursements. The provisions of this subparagraph (l) shall not apply in the event Lender acquires the Property, except if Lender shall so elect;

(m)          Within five (5) days after Borrower’s receipt of any notice of any motion, application or effort to reject the Severance Lease by the lessor under the Severance Lease or any trustee arising from or in connection with any case, proceeding or other action commenced or pending by or against any lessor under the Federal Bankruptcy Code (the “Code”) or comparable provisions contained in any present or future federal, state, local, foreign or other statute, law, rule or regulation, Borrower shall give notice thereof to Lender. Borrower hereby (i) assigns to Lender any and all of Borrower’s rights as lessee under Section 365(h) of the Code or any comparable provision contained in any present or future federal, state, local, foreign or other statute, law, rule or regulation (“Comparable Provision”), (ii) covenants that it shall not elect to treat the Severance Lease as terminated pursuant to Section 365(h) of the Code or any Comparable Provision without the prior written consent of Lender and (iii) agrees that any such election by Borrower without such consent shall be null and void;

(n)           Without limiting the generality of the foregoing, Borrower hereby unconditionally assigns, transfers and sets over to Lender all of Borrower’s claims and rights to the payment of damages arising from any rejection by the lessor under the Severance Lease of the Severance Lease under the Code or any Comparable Provision. Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the right to file and prosecute, in cooperation with Borrower, any proofs of claim, complaints, motions, applications, notices under the Code or any Comparable Provision. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the indebtedness and obligations secured by this Instrument shall have been satisfied and discharged in full. Any amounts received by Lender in damages arising out of the rejection of any Severance Lease as aforesaid shall be applied first to all reasonable costs and expenses of Lender (including, without limitation, reasonable attorneys’ fees) incurred in connection with the exercise of any of its rights or remedies under this paragraph and thereafter as otherwise provided in this Instrument;

(o)           If there shall be filed by or against Borrower a petition under the Code or any Comparable Provision and Borrower, as sublessee under the Severance Lease, shall determine to reject the Severance Lease, Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the Bankruptcy Court or other judicial body with appropriate jurisdiction for authority to reject the Severance Lease. Lender shall have the right, but not the obligation to serve upon Borrower within such ten (10) day period a notice stating that (i) Lender demands that Borrower assume and assign its interests in the Severance Lease to Lender pursuant to Section 365 of the Code or any Comparable Provision and (ii) Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Severance Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Severance Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given subject to the performance by Lender of the covenant provided for in clause (h) of the preceding sentence. Effective upon the entry of an order for relief in respect of Borrower under Chapter 7 of the Code or any Comparable Provision, Borrower hereby assigns and transfers to Lender a non-exclusive right to apply to the Bankruptcy Court or other judicial body with appropriate jurisdiction for an order extending the period during which the Severance Lease may be rejected or assumed;

(p)           Borrower hereby assigns and sets over to Lender, as security for the obligations secured by this Instrument, all right, title and interest in and to Borrower’s interest in the Severance Lease, and Lender shall have the right and power to exercise such options on behalf of Borrower at any time that Borrower could do so if, in the sole judgment of Lender, it is appropriate to do so in order to protect Lender’s interests.  Borrower hereby grants to Lender a power of attorney to execute and deliver such extension notices on behalf of Borrower, it being stipulated that such power of attorney is coupled with an interest and irrevocable for so long as this Security Instrument remains in effect.  Upon the request of Lender, Borrower shall execute any documents or instruments reasonably requested by Lender in order to confirm the existence of the power of attorney set forth in this subsection, including, without limitation, a separate power of attorney in recordable form with respect to the matters covered by this subsection.  Lender shall further have a power of attorney, it being stipulated that such power of attorney is coupled with an interest and is irrevocable for so long as this Security Instrument remains in effect, to execute any and all other documents required by this Security Instrument with respect to the Severance Lease, and to perform any and all acts required of Borrower under this Instrument with respect to the Severance Lease, if Borrower fails to do so promptly after demand by Lender.  Notwithstanding anything herein to the contrary, prior to the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower shall have such rights, privileges and benefits with respect to the Severance Lease as set forth in paragraph 4(c) of the Lease Agreement.

(q)           If the Severance Lease shall be terminated prior to the natural expiration of its term due to a default or event of default thereunder, and if, pursuant to any provision of the Severance Lease or otherwise, Lender or its designee shall acquire from the lessor under the Severance Lease a new lease of the Property, Borrower shall have no right title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained;

(r)            Borrower has not consented and shall not consent to the subordination of the Severance Lease to any mortgage of the fee interest in the Property; and

(s)           The execution and delivery of this Instrument is permitted under the Severance Lease and Borrower has complied with any appropriate and/or required consents or notices in order to encumber its Severance Leasehold Estate.

(t)            The Borrower shall maintain the insurance as required by the Severance Sublease covering the Property as required by paragraph 5 hereof for the benefit of Borrower and Lender (and such other persons required by the Lease Agreement).  Borrower will give prompt notice to Lender of termination of or interruption in such coverage and, in that event, will provide replacement insurance as required by the Severance Sublease and paragraph 5 hereof for the benefit of Borrower and Lender (and such other persons required by the Lease Agreement).

40.11      COUNTERPARTS.  This Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.

40.12      WRAP-AROUND MORTGAGE.

(a)           The Secured Obligations wrap-around and include the indebtedness secured by that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing made by Borrower in favor of 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP and intended to be recorded with the Office of the City Register, New York County prior to the recording of this Instrument, which mortgage is a lien upon the Property (the “Underlying Mortgage”) securing a note of even date (the “Underlying Note”) in the original principal amount of ONE HUNDRED SEVENTY FIVE MILLION AND 00/100 DOLLARS ($175,000,000.00).  The lien of this Instrument is junior and subordinate to the lien of the Underlying Mortgage, as the same may be amended, extended, supplemented or modified from time to time.  Paragraph 31(d) of the Lease Agreement shall apply with respect to any rights or obligations of Borrower with respect to payments made by Borrower to the holder of the Underlying Note and the Underlying Mortgage.

(b)           The Mortgagee, by its execution of this Instrument hereby agrees to apply the applicable portion of the payments received from the Borrower pursuant to the terms of the Lease Agreement towards payment of any applicable sums payable and due in accordance with the terms of the Underlying Note, as same may be amended, restated, modified or supplemented from time to time.

(c)           Upon Lender’s request, Borrower agrees to separate the indebtedness secured by this Instrument (including, but not limited to, severing and/or splitting this Instrument into one or more liens) so that the Secured Obligations no longer include the indebtedness secured by the Underlying Mortgage (i.e, de-wrapping the lien of this Instrument from the lien of the Underlying Mortgage) and, in connection therewith, Borrower shall deliver to Lender an affidavit (pursuant to Section 255 of the New York Real Property Law or any other applicable law of the State of New York) and such other documents and instruments as Lender may reasonably request, provided, however, that (i) the maximum principal indebtedness secured by this Instrument following such event shall not in the aggregate exceed the difference between (x) the original maximum principal indebtedness secured by this Instrument as of the date hereof and (y) the original maximum principal indebtedness secured by the Underlying Mortgage as of the date hereof (which such difference equals $75,000,000.00), (ii) such agreements do not increase the liabilities and obligations of Borrower under any of the Loan Document nor diminish the Borrower’s rights under any of the Loan Document, other than to a deminimus extent, and (iii) Borrower shall pay all of Lender’s costs incurred as a result of this subparagraph (b) to the extent provided in Section 31(a)(ii) of the Lease.

40.13      RECOGNIZED MORTGAGE.  Notwithstanding anything herein to the contrary, (A) insurance proceeds/condemnation awards with respect to the Property shall not be disposed or applied in a manner inconsistent with the terms of the Severance Lease; (B) Lender shall provide written notice to 42DP of any defaults under this Instrument in accordance with Paragraph 31(c) of the Severance Lease and shall permit 42DP the right to cure any such default and upon such cure 42DP shall be subrogated to the rights of the Lender to the extent of such cure; (C) this Instrument shall not be modified, amended, extended or consolidated without delivering a copy thereof to 42DP; (D) this Instrument shall not extend to, affect, or be a lien or encumbrance upon, the estate and interest of 42DP in the Demised Premises or the Common Elements (as such terms are defined in the Severance Lease), in the Severance Lease or any part thereof; and (E) this Instrument shall at all times be subject and subordinate to (i) the Severance Lease, and (ii) the Condominium Documents and to the Board of Managers’ Liens, the NYTC Board of Managers’ Liens and the FC Board of Managers’ Liens (as such terms are defined in the Condominium Documents); and (F) the Lender (and its successors and assigns) will take title to the Property subject to the Condominium Documents.

40.14      ASSIGNMENT.

(a)           In consideration of the making of the Loan by Lender to the Borrower and for other good and valuable consideration, receipt and sufficiency of which hereby are acknowledged, effective immediately after the recording of this Instrument, automatically and without further action by ESDC, ESDC shall and does hereby resign as co-mortgagee hereunder and assign unto Lender, all of ESDC’s right, title and interest under this Instrument as co-mortgagee, such assignment being made without recourse, representation or warranty by ESDC, in any case or event or for any purpose whatsoever.

(b)           By executing this Instrument, effective immediately after the recording of this Instrument, automatically and without further action by Lender, (i) Lender consents to and accepts ESDC’s resignation pursuant to this paragraph 40.14, (ii) Lender accepts the assignment by ESDC of all of ESDC’s right, title and interest under this Instrument as co-mortgagee hereunder and (iii) Lender, as successor mortgagee, does assume and agree to be bound by all of the terms and conditions of this Instrument, and all of the obligations under this Instrument applicable to it in such capacity as mortgagee hereunder.

(c)           The foregoing assignment and assumption shall be and is self-executing, effective immediately after the recording of this Instrument, automatically and without more, and no further act shall be or is required by any of the parties to this Instrument to effectuate the foregoing assignment and assumption.  In confirmation of the foregoing, the parties shall execute a separate assignment of this Instrument, which is intended to be recorded in the City Register’s Office, after the recording of this Instrument.

(d)           The Borrower acknowledges that ESDC is entering into this Instrument as co-mortgagee solely as an accommodation to the Borrower and Lender and that ESDC shall have absolutely no obligations, responsibilities or liabilities hereunder whatsoever to the Borrower, the Lender and/or any third parties other than to record this Instrument in the City Register’s Office.

(e)           Borrower indemnifies, defends and holds ESDC and Mortgagee harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands, including without limitation, reasonable attorneys fees, court costs and disbursements, arising from or relating to ESDC’s acting as co-mortgagee hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Borrower, Lender and ESDC have executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
		Name:	Kenneth A. Richieri
		Title:	Manager

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the           day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

CO-MORTGAGEE:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a Delaware limited liability company, its general partner

By: CPA:17 LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

By: CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED, a Maryland corporation, its general partner

By:
		Name:	Jason E. Fox
		Title:	Executive Director

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the         day of March, in the year 2009, before me, the undersigned, personally appeared Jason E. Fox, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

CO-MORTGAGEE:

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION

By:
Name:
Title:
STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the        day of March, in the year 2009, before me, the undersigned, personally appeared                              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

Exhibit A

Property Description

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

Exhibit B

Severance Lease

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, a memorandum of which was recorded in the Office of the City Register of the City of New York on October 24, 2003 as CRFN 2003000433125, as amended by NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Borrower and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between 42DP and Borrower and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Borrower and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

EXHIBIT O

WRAP MORTGAGE AFFIDAVITS

AFFIDAVIT PURSUANT TO SECTION 255

OF THE TAX LAW OF THE STATE OF NEW YORK

STATE OF NEW YORK	)

) ss.:

COUNTY OF NEW YORK	)

I, Kenneth A. Richieri, being duly sworn, depose and say under oath pursuant to Section 255 of the Tax Law of the State of New York that:

1.             I have a business address of an office at c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, and that I am a citizen of the United States of America and that I am over 21 years of age.

2.             I am a Manager of NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 (the “Company”), and that I am familiar with the facts set forth herein.

3.             620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (the “Lender”), is the holder of and mortgagee under the mortgages more particularly described in Schedule 1 attached hereto (collectively, the “Mortgage”) covering certain premises located at 620-628 8th Avenue, 263-267 and 241-261 West 40th Street, 242-244 West 41st Street, 231-235 West 40th Street, 248-256, 260-262 and 268 West 41st Street, 634 and 630-632 8th Avenue, New York, New York.

4.             The Company and Lender executed that certain Amendment to Wrap-Around Mortgage, Security Agreement and Fixture Filing dated as of March       , 2009 and to be recorded simultaneously herewith (the “Modification Agreement”).

5.             No re-loans of re-advances have become secured under the Mortgage to the date hereof and the Modification Agreement does not create nor secure any new or further indebtedness or obligation.

WHEREOF, I respectfully request that the Modification Agreement tendered herewith for recording be declared exempt from taxation pursuant to Section 255 of Article 11 of the Tax Law of the State of New York.

1

IN WITNESS WHEREOF, the undersigned has executed this Affidavit as of the            day of March, 2009.

Kenneth A. Richieri

Sworn to before me this
day of March, 2009.

Notary Public

2

SCHEDULE 1

Description of Mortgage(s)

Wrap-Around Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by the Company to New York State Urban Development Corporation, D/B/A/ Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as co- mortgagee (“ESDC”) and Lender, as co-mortgagee, and intended to be recorded in the Office of the Register The City of New York, as assigned by Assignment of Wrap-Around Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by ESDC to Lender and intended to be recorded in the Office of the Register The City of New York.

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EXHIBIT P

NYC TRANSIT AUTHORITY ESTOPPEL

February       , 2009

The New York Times Building LLC

620 Eighth Avenue

New York, New York 10018

NYT REAL ESTATE COMPANY LLC

620 Eighth Avenue

New York, New York 10018

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP

do W. P. Carey & Co. LLC, 50 Rockefeller Plaza

New York, New York 10020

Re:                           Estoppel Certificate

To Whom It May Concern:

Reference is made to the Agreement dated as of December 12, 2001 (the “Agreement”) by and among The New York Times Building LLC (“Owner” or “Borrower”), The New York City Transit Authority (“Authority”), 42nd St. Development Project, Inc. and the New York City Economic Development Corporation.  All initially capitalized terms that are defined in the Agreement and used but not defined herein shall have the meanings set forth for such terms in the Agreement.

The Authority certifies pursuant to Article Twenty-Sixth of the Agreement that as of this date:

1.                                     The Agreement is unmodified and is in full force and effect.

2.                                     No notice of default or notice of termination of the Agreement has been served on Owner by the Authority.

3.                                     To the Authority’s knowledge, no default upon the part of Owner exists under the Agreement.

Very truly yours,

NEW YORK CITY TRANSIT AUTHORITY

By:
Name: Roco Krsulic
Title: Director of Real Estate

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EXHIBIT Q

SUBORDINATION OF MANAGEMENT AGREEMENT

ASSIGNMENT OF MANAGEMENT AGREEMENT

AND CONSENT AND SUBORDINATION OF MANAGER

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND CONSENT AND SUBORDINATION OF MANAGER (as the same may from time to time hereafter be modified, supplemented or amended, the “Assignment”) is made as of March     , 2009, by and among NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York, 10018 (“Tenant”), and FIRST NEW YORK PARTNERS MANAGEMENT, LLC, a New York limited liability company, having an address at One MetroTech Center North, Brooklyn, New York, 11201 (together with its permitted successors and assigns, “Manager”), for the benefit of 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York, 10020 (“Landlord”).

RECITALS

A.            Landlord has agreed to enter into a sale-leaseback financing transaction with Tenant (the “Transaction”), with Landlord’s collateral being evidenced by, among other things, all of which are dated as of the date hereof, that certain Lease Agreement (the “Lease”), that certain Assignment and Assumption of Sublease (the “Assumption”), and that certain Wrap-Around Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (as modified, amended, supplemented, extended or consolidated, and any documents(s) issued in exchange therefor or in replacement thereof, the “Security Instrument”), which Security Instrument grants a lien on the real property described in Exhibit A attached to this Assignment and the improvements located thereon (collectively, the “Property”).  The Security Instrument and the other documents executed in connection with the Transaction, including this Assignment, collectively are referred to as the “Transaction Documents.”  Notwithstanding the foregoing, the term “Transaction Documents” will not include any certificate and indemnity agreement regarding hazardous substances entered into by Tenant in connection with the Transaction.

B.            Pursuant to that certain NYTC Facility Maintenance and Management Agreement dated January 4, 2007, by and between Tenant and Manager, as amended by (i) that certain Amendment to an Agreement dated as of May 1, 2008, and (ii) that certain side letter agreement dated as of May 15, 2008 (collectively, and as the same may be amended or modified further with Landlord’s consent as provided herein, the “Existing Management Agreement”), Tenant has employed Manager to manage, supervise and maintain the Property and Manager is entitled to certain management fees (the “Management Fees”) thereunder.

C.            Landlord requires as a condition to entering into the Transaction that Tenant assign Tenant’s interest in the Management Agreement to Landlord and Manager subordinate

1

the Management Agreement and its interest in the Management Fees, in lien and payment, to the Security Instrument as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be bound legally, agree as follows:

1.             Assignment of Management Agreement.  Tenant hereby absolutely and unconditionally assigns to Landlord all of Tenant’s right, title and interest in, to and under the Existing Management Agreement and all present and future agreements relating to the management or operation of the Property (collectively, the “Management Agreement”).  This Assignment constitutes a present and absolute assignment and not an assignment for security purposes only.  Notwithstanding the foregoing, Landlord hereby grants Tenant a license to exercise all rights of Tenant under the Management Agreement until the occurrence of an Event of Default under the Lease and/or the Security Instrument.  Upon the occurrence and during the continuance of any Event of Default, the foregoing license shall be deemed revoked immediately.

2.             Tenant’s Covenants.  Tenant represents, warrants and covenants to and with Landlord that: (a) Tenant has not assigned and will not assign any of its right, title or interest in, to or under the Management Agreement to anyone other than Landlord; (b) Tenant’s right, title and interest in, to and under the Management Agreement is not subject to any claim, setoff, lien, deduction or encumbrance of any nature (other than the encumbrances created by the Transaction Documents); (c) except for the Existing Management Agreement, Tenant shall not enter into any Management Agreement without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; (d) Tenant shall deliver to Landlord a complete copy of each Management Agreement, promptly following its execution; (e) Tenant shall promptly obtain and deliver to Landlord such consents, subordinations and agreements of Manager, in form and content reasonably satisfactory to Landlord, as Landlord may request from time to time; (f) Tenant shall give prompt notice to Landlord of any notice or information that Tenant receives that indicates that Manager is terminating or assigning its Management Agreement or that Manager otherwise is discontinuing its management of the Property; (g) Tenant shall not make any changes in or amendments to any Management Agreement without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; (h) Tenant shall not tender or accept a surrender or cancellation of the Management Agreement without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; (i) Tenant has full power and authority to make this Assignment; (j) Tenant shall make all required payments and otherwise perform its obligations under the Management Agreement; (k) Tenant shall give immediate notice to Landlord of any notice of default served by or upon Tenant with respect to the obligations under the Management Agreement; and (l) at its sole cost and expense, Tenant shall use commercially reasonable efforts to

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enforce or secure the performance of each and every material obligation of Manager to be kept or performed under the Management Agreement.

3.            Landlord’s Right to Replace Manager.

(a)          Right to Replace After Event of Default.

(i)            At any time after the occurrence and during the continuance of an Event of Default, in addition to all the rights and remedies to which Landlord is entitled under the Security Instrument and the other Transaction Documents, Landlord, at the option of Landlord exercised by written notice to Tenant and the then-current Manager, may: (A) require that all rents, security deposits, issues, revenues, income, penalties, proceeds and profits of the Property collected by Manager pursuant to the Management Agreement be applied in accordance with Landlord’s written directions to Manager or payable to Landlord upon demand, and Manager shall be entitled to rely conclusively on any such notice that Manager believes, in good faith, to be from Landlord, without any further inquiry and without any liability to Tenant; (B) terminate the Management Agreement in accordance with Section 10 of the Existing Management Agreement, and require Manager (at no material cost to Manager) to transfer its responsibility for the management of the Property to any other person or entity selected by Landlord in Landlord’s sole and absolute discretion; or (C) require Manager to continue performance under its Management Agreement.  This Assignment shall constitute a direction to and full authority to the Manager under the Management Agreement to act at Landlord’s written direction and otherwise perform on Landlord’s behalf under the Management Agreement, without proof of the Event of Default or otherwise and without liability therefor to Tenant.  All such notices shall be effective immediately upon delivery unless otherwise specified.

(ii)           If Landlord shall exercise its right to require Manager to continue performance under the Management Agreement, such Manager will perform the obligations specified to be performed by it under the Management Agreement for the benefit and at the written direction of Landlord, notwithstanding any counterclaim, right of set-off, claim for additional payment, defense or like right of Manager against Tenant or Tenant’s default (including non-payment) under, or breach of, the Management Agreement; provided, however, that Manager receives the compensation provided for in the Management Agreement, as applicable, for services performed for Landlord after notice from Landlord that it is exercising its rights (and Landlord shall not be liable for any amounts due or arising from activities occurring prior to the date that Landlord delivers said notice).

(iii)          If Landlord shall exercise its right to require Manager to continue performance under the Management Agreement, Landlord shall have the right, at any time thereafter, to terminate the Management Agreement in accordance with Section 10 of the Existing Management Agreement.

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(iv)          Landlord shall not be liable for any action or omission of any owner of the Property (other than Landlord, if it is the owner), bound by any amendment or modification of the Management Agreement made without Landlord’s prior written consent or subject to any counterclaim or claims which Manager might or is entitled to assert against Tenant.

(v)           If Landlord succeeds to the interests of Tenant, and in the event Landlord exercises its option to terminate the Management Agreement, except as provided for in Section 10 of the Existing Management Agreement, no fee, charge, penalty or other compensation shall be due and payable by Landlord to Manager as a result thereof.

(vi)          In the event and during the continuance of an Event of Default, Landlord may, but shall not be obligated to, assume any or all of the obligations of Tenant under the Management Agreement (first arising from and after the date of Landlord’s election) and/or exercise the rights, benefits and privileges of Tenant under the Management Agreement.  Manager shall be entitled to rely conclusively upon any written notice that Manager believes, in good faith, to be from Landlord that Landlord has assumed all of the rights and obligations of Tenant (first arising from and after the date of Landlord’s election) under the Management Agreement without any inquiry into whether an Event of Default exists and without any liability to Tenant.  Under no circumstances shall Landlord be deemed by any party to have assumed Tenant’s rights and obligations under the Management Agreement unless and until such written notice is delivered to Manager in accordance with the foregoing provision.

(vii)         Landlord shall have the right at any time, but shall have no obligation, to take in its name or in the name of Tenant, or otherwise, such action as Landlord may at any time or from time to time determine to be reasonably necessary to cure any default under the Management Agreement or to protect the rights of Tenant or Landlord thereunder.  Landlord shall incur no liability to Tenant if any action taken by Landlord or on Landlord’s behalf in good faith pursuant to this Assignment shall prove to be in whole or in part inadequate or invalid.  Tenant hereby agrees to protect, defend, indemnify and hold Landlord and its affiliated entities free and harmless for, from and against any and all loss, cost, liability or expense (including, but not limited to, attorneys’, paralegals’ and accountants’ fees) to which Landlord may be exposed, or that Landlord may incur, in exercising any of its rights under this Assignment, unless caused by the intentional misconduct or negligence of Landlord.

(viii)        Tenant hereby irrevocably constitutes and appoints Landlord its true and lawful attorney-in-fact in Tenant’s name or in Landlord’s name, or otherwise, to, from and after the occurrence and during the continuance of an Event of Default by Tenant, to enforce all of the rights of Tenant under the Management Agreement.  It hereby is recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable so long as any sums are outstanding under the Security Instrument.

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(ix)           Notwithstanding anything to the contrary contained herein, Landlord shall have no right under this Assignment to assume the Management Agreement or to exercise any rights, benefits or privileges of Tenant under the Management Agreement until an Event of Default occurs under the Transaction Documents and only for so long as an Event of Default shall be continuing.

4.             Consent, Covenants and Agreements of Manager.  Manager hereby acknowledges and consents to this Assignment and agrees that Manager will act in conformity with the provisions of this Assignment and Landlord’s rights hereunder or otherwise related to the Management Agreement.  In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, cooperate fully (at no material cost to Manager) in transferring its responsibility to a new management company and effectuate such transfer no later than 30 days after the effective date of any termination of the Management Agreement in accordance with this Assignment and/or Section 10 of the Existing Management Agreement.  Further, Manager hereby agrees: (a) not to contest or impede the exercise by Landlord of any right it has under or in connection with this Assignment or the other Transaction Documents; (b) that Manager shall, in the manner provided for in this Assignment, give at least 30 days’ prior written notice to Landlord of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property; and (c) Manager shall give immediate notice to Landlord of any notice of default served by or upon Manager with respect to the obligations under the Existing Management Agreement.  Manager further agrees that no modifications or amendments to the Existing Management Agreement shall be binding upon Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  If Manager is an affiliate of Tenant, Manager agrees that it will not terminate the Existing Management Agreement and will not cease to perform its services thereunder for any reason, including, but not limited to, Tenant’s failure to make any payments to Manager or other breach or default, without first obtaining the prior written consent of Landlord.

5.             Subordination of Management Fees.  Manager agrees that the liens of the Security Instrument and the other Transaction Documents, and Landlord’s right to payment under same, shall be superior to and have priority over the Existing Management Agreement, as well as any claim, security interest or right to payment of Manager arising out of or in any way connected with its services performed under the Existing Management Agreement or the Management Fees. In furtherance of the foregoing, Manager hereby fully and completely subordinates to the liens of the Security Instrument and the other Transaction Documents, and to Landlord’s right to payment under the Security Instrument and the other Transaction Documents, the following: (a) the Existing Management Agreement; (b) any such claim or security interest Manager may now or hereafter have against the Property and/or the rents, issues, profits and income therefrom; and (c) any right to payment of the Management Fees

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arising out of or in any way connected with its services performed under the Existing Management Agreement.

6.             Obligations of Landlord.  Manager expressly acknowledges that, except as otherwise provided herein, by accepting this Assignment or by exercising any of its rights under this Assignment, Landlord assumes no obligations or liabilities of Tenant under the Existing Management Agreement and that Landlord shall have no obligation to Manager to exercise its rights under this Assignment or to declare a default under this Assignment, the Security Instrument or any of the other Transaction Documents, but that the right and option to exercise such rights or to declare a default rests in the sole and absolute discretion of Landlord.

7.             Tenant’s Obligations under the Management Agreement; Indemnification.  Neither this Assignment nor any action or actions on the part of Landlord (including, without limitation, any assumption by Landlord of the rights and obligations under the Management Agreement pursuant to the provisions of this Assignment) shall relieve Tenant of any obligation under the Management Agreement and Tenant shall continue to be primarily liable for all obligations thereunder.  Tenant hereby agrees to perform each and all of its obligations under the Management Agreement. Tenant hereby agrees to protect, defend, indemnify and hold Landlord free and harmless for, from and against any and all loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees, paralegals’ fees and accountants’ fees) resulting from any failure of Tenant to so perform under the Management Agreement.

8.             New Manager.  If (a) Manager is replaced with a new manager (the “New Manager”) in accordance with the terms and provisions of this Assignment, and (b) Tenant shall have entered into a new management agreement with New Manager (the “New Management Agreement”) upon terms reasonably acceptable to Landlord in all respects, then Tenant shall execute, and shall cause New Manager to execute, an agreement assigning the New Management Agreement to Landlord, subordinating the New Management Agreement and the terms thereof, including but not limited to New Manager’s right to payment of management fees, and containing certain other agreements of Tenant and New Manager, such agreement to be substantially in the form of this Assignment.

9.             Estoppel.  Tenant and Manager represent and warrant that: (a) the Existing Management Agreement attached hereto as Exhibit B is in full force and effect and has not been modified, amended or assigned; (b) to the knowledge of the representing party, neither Manager nor Tenant is in default under any of the terms, covenants or provisions of the Existing Management Agreement and neither Manager nor Tenant knows of any event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Existing Management Agreement; (c) neither Manager nor Tenant has commenced any action or given or received any notice for the purpose of terminating the Existing Management Agreement; (d) the Existing Management Agreement has been executed by the

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duly authorized officers of Tenant and Manager, respectively; and (e) the Existing Management Agreement is a valid, binding and enforceable obligation of Manager and Tenant, respectively, subject to bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and to general principles of equity.

10.          Miscellaneous.

(a)           Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of Landlord, Tenant and Manager and their respective successors and assigns.  The foregoing sentence shall not be construed to permit Tenant to assign the Transaction except as otherwise permitted under the Security Instrument.

(b)          Further Assurances.  Each of Tenant and Manager covenants and agrees to make, execute and deliver all such further or additional instruments as may be necessary to satisfy the intents and purposes hereof and to perfect this Assignment.

(c)           Waivers; Amendments.  Any term, covenant, agreement or condition of this Assignment may be amended or waived if such amendment or waiver is in writing and is signed by Tenant, Manager and Landlord.  No failure or delay by Landlord in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.  Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

(d)          Notices.  Any and all notices given in connection with this Assignment shall be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the addresses set forth below.  All notices shall be sent by personal delivery, Federal Express or other nationally-recognized overnight messenger service, or first class registered or certified mail, postage prepaid, return receipt requested.  A written notice shall be deemed to have been given to the recipient party on the earlier of: (a) the date it is delivered to the address required by this Assignment; (b) the date delivery was refused at the address required by this Assignment; or (c) with respect to notices sent by mail, upon the first to occur of receipt or the expiration of three days after deposit in the United States Postal Service mail.  Any and all notices referred to in this Assignment, or which either party desires to give to the other, in the case of notices given to Tenant or Manager, shall be addressed as set forth in the Management Agreement.  Any notice sent to Landlord hereunder also should be sent simultaneously and in like fashion to: Joseph M. Marger, Esq., Reed Smith LLP, 599 Lexington Avenue, 29th Floor, New York, New York, 10022.

Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

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(e)           Severability.  If any provision or obligation under this Assignment shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Assignment and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part of this Assignment.

(f)            Cumulative Rights.  The rights, powers and remedies of Landlord under this Assignment shall be in addition to all rights, powers and remedies given to Landlord under any of the Transaction Documents, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Landlord’s rights hereunder.

(g)           Governing Law.  This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law principles.

(h)           Counterparts.  This Assignment may be executed in counterparts, each of which shall be deemed an original instrument and all of which when taken together shall constitute but one agreement.

(i)            Consent to Jurisdiction.  Each of Tenant, Landlord (by accepting this Assignment) and Manager irrevocably submits to the jurisdiction of  any state or federal court sitting in the state where the Property is located over any suit, action, or proceeding brought by Landlord to exercise any of its rights under this Assignment.  Each of Tenant, Landlord (by accepting this Assignment) and Manager irrevocably waives, to the fullest extent permitted by law, any objection that Manager, Landlord (by accepting this Assignment) or Tenant may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11.          WAIVER OF JURY TRIAL.  LANDLORD, MANAGER AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THE TRANSACTION, THIS ASSIGNMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LANDLORD, MANAGER OR TENANT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LANDLORD TO MAKE THE TRANSACTION TO TENANT.

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12.           Existing Manager.  The parties to this Agreement understand and agree that the Manager is entering into this Assignment only in connection with the Existing Management Agreement.  Accordingly, and notwithstanding anything to the contrary set forth in this Assignment or otherwise, the Manager shall have absolutely no obligations or liabilities whatsoever under this Assignment or otherwise to Landlord and/or Tenant with respect to any Management Agreement other than the Existing Management Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

TENANT:

NYT REAL ESTATE COMPANY LLC, a
New York limited liability company

By:
Name:
Title:

MANAGER:

FIRST NEW YORK PARTNERS
MANAGEMENT, LLC, a New York limited
liability company

By:
Name:
Title:

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EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

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THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXHIBIT R

ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT (the “Assignment”) dated as of March   , 2009 (the “Effective Date”) by and between NYT REAL ESTATE COMPANY LLC (“Assignor”), a New York limited liability company, having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York  10018,  and NYT BUILDING LEASING COMPANY LLC (“Assignee”), a New York limited liability company, having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018.

W I T N E S S E T H :

WHEREAS, Assignor and First New York Partners Management, LLC, a New York limited liability company (“First NY”), have entered into that certain Management Agreement, between Assignor, as owner, and First NY, as agent, dated as of April 4, 2008 (the “Management Agreement”) with respect to the management, supervision and maintenance of approximately 185,502 square feet of office space located on Floors 22 through 27 of the building located at 620 Eighth Avenue, New York, New York;

WHEREAS, Assignor wishes to assign all of its right, title and interest in and to the Management Agreement to Assignee, and Assignee wishes to assume all such right, title and interest.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.             Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Management Agreement. References herein to any document or instrument shall refer to the same as it may be amended, modified, supplemented, extended, renewed or assigned.

2.             Assignor hereby assigns, grants, bargains, sells and transfers all of its right, title and interest in and to the Management Agreement, together with any and all amendments, extensions and renewals thereof, and together with all rights and obligations accrued or to accrue under said Management Agreement to Assignee and its successors and assigns, TO HAVE AND TO HOLD the same unto Assignee, its permitted successors and assigns for all the rest of the term of the Management Agreement.

3.             Assignee hereby assumes the duties and obligations and agrees to perform and comply with all of the covenants and conditions of the Management Agreement to be performed or complied with by the Owner thereunder, as if Assignee had originally executed the Management Agreement as the Owner thereunder.

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4.             Assignee indemnifies Assignor from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements) which may be imposed on the Assignor by reason of any failure by Assignee to perform any of the obligations under the Management Agreement arising from and after the Effective Date.

5.             Promptly upon request of the other party, Assignor and Assignee shall each execute, acknowledge (as appropriate) and deliver to the other such other assurances and take such other actions as may be reasonably required to carry out the intent and purpose of this Assignment, provided that neither party shall incur any material additional cost, expense or obligation in connection with any act that the other party may request.

6.             By affixing its signature to this Assignment, FIRST NY hereby: (i) consents to this Assignment; (ii) agrees to forever release Assignor from any and all liability accruing under the Management Agreement from and after the date hereof; and (iii) represents that all monies owing to First NY under the Management Agreement up to the date hereof have been paid in full and that to First NY’s knowledge there exists no default under the Management Agreement on the part of Assignor, or event which with the giving of notice or the passage of time would constitute a default thereunder.

7.             Assignor (i) agrees (for itself and its successors and assigns) to forever release First NY from any and all liability accruing under the Management Agreement prior to the date hereof and (ii) represents that all monies owing by Assignor to First NY under the Management Agreement up to the date hereof have been paid in full and that to Assignor’s knowledge there exists no default under the Management Agreement on the part of Assignor or First NY, or event which with the giving of notice or the passage of time would constitute a default thereunder.

8.             This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

9.             Nothing expressed or implied in this Assignment is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment, or result in such Person being deemed a third party beneficiary of this Assignment.

10.           This Assignment shall be governed by, and construed in accordance with the laws of the State of New York.

11.           This Assignment may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Assignment as of the date first set above.

ASSIGNOR:

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
Name:
Title:

ASSIGNEE:

NYT BUILDING LEASING COMPANY
LLC, a New York limited liability company

By:
Name:
Title:

FIRST NY sets forth its signature below only to acknowledge its agreement to the terms of paragraph 6 of this Assignment.

FIRST NEW YORK PARTNERS MANAGEMENT, LLC,

a New York limited liability company

By:
Name:
Title:

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EXECUTION COPY

EXHIBIT S

SELLER CERTIFICATE

SELLER’S/LESSEE’S CERTIFICATE

This Seller’s/Lessee’s Certificate of NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Seller”), is being delivered on this        day of March, 2009, to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”), in connection with the sale by Seller to Purchaser and the leasing by Purchaser to Seller of Seller’s interest in that certain leasehold condominium situate in New York, New York, as more particularly described on Schedule 1 attached hereto and made a part hereof (the “Property”).

A.                                   Seller’s Representations.

Seller hereby makes the following representations and warranties to Purchaser with the understanding that each such representation and warranty is material and is being relied upon by Purchaser:

1.                                       Corporate Status.

(a)                                  Seller is a limited liability company that is duly organized, validly existing and in good standing under the laws of New York.  Seller’s principal place of business is 620 Eighth Avenue, New York, New York, 10018.  Seller is, and has been since its formation, in compliance with the terms of its articles of organization and its Operating Agreement.

(b)                                 Seller has full power, authority and legal right (i) to sell its interest in the Property to Purchaser, (ii) to execute and deliver that certain Landlord Mortgage (as defined in the Lease) as well as that certain Purchase and Sale Agreement (“PSA”) and that certain Lease Agreement (“Lease”) by and between Seller and Purchaser of even date herewith for Seller’s interest in the Property and (iii) to execute and deliver such other instruments, documents and agreements as may be necessary or appropriate to effect the foregoing transactions and to perform and observe the terms and conditions of each of the documents described above (such documents being collectively referred to as the “Relevant Documents”).

(c)                                  The Relevant Documents are duly authorized, and upon the closing of the transaction(s) contemplated by the Relevant Documents (the “Closing”), shall be duly executed and delivered by authorized officers of Seller, shall constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, and shall not violate any provision of any agreement or judicial order to which Seller is or will be a party or to which Seller or the Property is or will be subject or bound.

(d)                                 Neither the execution and delivery of the Relevant Documents nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of formation or Operating Agreement of Seller or any other agreement or instrument to which Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Seller, except pursuant to the Relevant Documents.

2.                                       Financial Statements.  Financial statements of Seller’s parent company, The New York Times Company, a New York corporation, into which Seller’s financials are included, for the fiscal year ending December 28, 2008 (audited) heretofore furnished by it to

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Purchaser are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Seller, subject to customary year-end adjustments with respect to the unaudited financial statements.  From December 28, 2008, to the date hereof there has been no adverse change in any material respect in the assets, liabilities, condition (financial or otherwise) or business of Seller from that set forth or reflected in the above-mentioned financial statements other than changes in the ordinary course of business, none of which is materially adverse, and other than changes resulting from general market conditions, which have not materially and adversely affected Seller’s ability to perform its obligations under the Relevant Documents.

3.                                       Contracts.  The list of contracts on Schedule 3 is a true, correct and complete list of all of the utility, service, maintenance and other similar contracts affecting the Property to which Seller or, to Seller’s knowledge, the Condominium Boards (or either of them) is a party (“Contracts”).  Seller has provided Purchaser with a true and complete copy of each Contract in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.  Each Contract is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  None of the Contracts has been amended, modified or supplemented and no provision of any of the Contracts has been waived.

4.                                       Permits.  Seller has all material permits, licenses, authorizations, consents, orders, approvals, easements and rights of way (collectively, the “Permits and Approvals”) required by every federal, state and local government, authority, agency or regulatory body (collectively, “Governmental Authority”) or private party mandated or necessary in order to permit Seller to carry on its business as presently conducted and as planned to be conducted at the Property and to insure unimpaired vehicular and pedestrian ingress to and egress from the Property, from and to a public right of way, respectively.  All of the Permits and Approvals are set forth on Schedule 4 and:  (a) have been properly issued and are fully paid for; (b) are in full force and effect and, to Seller’s knowledge, no suspension, cancellation or amendment of any of them is threatened; and (c) will not be revoked, invalidated, violated or otherwise adversely affected by the transactions contemplated by the Relevant Documents.  Seller has provided Purchaser with a true and complete copy of each Permit in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.

5.                                       Certificates of Occupancy.  Schedule 5 contains a true, correct and complete list of all of the certificate(s) of occupancy held by Seller in connection with the occupancy and operation of the Property, copies of which have been delivered to Purchaser in a velobound binder and initialed by Seller and Purchaser or their respective counsel simultaneously herewith. The current temporary certificate of occupancy (“TCO”) has been properly issued and all fees payable in connection therewith have been paid in full.  Except for the applications that will be filed to obtain the permanent certificate of occupancy, no applications are pending to amend the TCO, and there are no pending or, to the best of Seller’s knowledge, threatened proceedings to cancel or revoke the TCO.

6.                                       Utilities.  All water, sewer, gas, electric, telephone, cable, drainage facilities, all other utilities required by any applicable law or by the use and operation of the Property, together with all easements and rights of way necessary for the use and enjoyment thereof, are installed to the property lines of the Property, are connected pursuant to valid permits.

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7.                                       Compliance with Other Instruments.  Seller is not a party to or bound by any agreement or instrument or subject to any charter or corporate restriction or any order, rule, regulation, writ, injunction, proceeding or decree of any court or Governmental Authority or any statute (collectively, “Seller’s Legal Requirements”) that adversely affects its businesses, properties, assets or financial condition or that could adversely affect Seller’s ability to perform its obligations under the Relevant Documents.  Neither the execution, delivery or performance of any of the Relevant Documents by Seller, nor compliance with the respective terms and provisions thereof, conflicts or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of, or require consent pursuant to, or result in the acceleration of, or require any payment or the increase in any payment under, any of Seller’s Legal Requirements or any indenture, lease, guaranty, mortgage, deed of trust, loan, credit or other agreement or instrument to which Seller is a party or by which its properties may be bound or affected (collectively, “Seller Agreements”), or constitutes or will constitute a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) thereunder, or results or will result in the creation or imposition of any lien, charge or encumbrance upon the Property pursuant to the terms of any of Seller’s Legal Requirements or any of the Seller Agreements.  Seller is not in default under any of Seller’s Legal Requirements or any of the Seller Agreements, and no event has occurred that, with the giving of notice or passage of time, or both, would constitute a material default thereunder.

8.                                       Environmental Condition of the Property.  Except as disclosed (i) in that certain Phase I Environmental Assessment pertaining to the Property prepared by Property Solutions Incorporated and dated February 18, 2009, or (ii) in the Environmental Reports (hereinafter defined), neither Seller, any of Seller’s subsidiaries nor, to Seller’s knowledge, any prior owner of any portion of the Property, has deposited, stored, disposed of, transported, buried, dumped, injected, spilled, leaked, discharged, poured, pumped, released or used, or suffered any of the foregoing with respect to, any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the definition of Environmental Laws (as defined in the Lease), at, upon, under, within or from all or any portion of the Property in violation of any Environmental Law, and the Property does not presently contain any such substance, material or pollutant in violation of any Environmental Laws.  No lien exists, nor is any lien threatened against, all or any portion of the Property because of the existence of any such substance, material or pollutant in violation of any Environmental Laws.  As used herein the word “contain” shall mean contain, deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in or on any of the Property.  There are no Environmental Laws which prohibit the present or intended use of the Property.  Seller has delivered to Purchaser copies of the environmental reports previously obtained by Seller regarding the Property and listed on Schedule 6 (the “Environmental Reports”).

9.                                       No Environmental Indemnities.  Seller has not received any environmental indemnities from prior owners of the Property.

10.                                 Litigation; Taxes.  There are no actions, suits or proceedings pending or, to the best of Seller’s knowledge, threatened against or affecting Seller at law or in equity before any court or administrative office or agency that, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Seller or on the ability of Seller to perform its obligations under the Relevant Documents.  Seller

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is not in default in the payment of any taxes levied or assessed against the Property or any of its other assets that are due and payable, and has filed all tax returns that are required to be filed.

11.                                 Compliance.  The Property, including the use and operation thereof, is and at the time of Closing will be, in compliance with all applicable Legal Requirements (as defined in the Lease), including without limitation the Americans With Disabilities Act, Public Law 101-336, as codified, and with all requirements of every Governmental Authority, including without limitation zoning, subdivision, building and environmental requirements.  The Property is separately assessed for purposes of ad valorem real property taxes.  All platting and replatting requirements in respect of the Land have been satisfied to accommodate the operation of the Improvements and no subdivision or parcel map not already obtained is required to transfer Seller’s interest in the Property to Purchaser.  Except for the PILOT regime in effect for the Property, there is no special or preferential assessment in effect with respect to the Property.  The Property is presently zoned General Central Commercial District and Light Manufacturing District, all within the Special Midtown District.  No variances, reliance on adjacent property or special exception is required for the operation and use of the Improvements.

12.                                 Declarations.  Except as disclosed in that certain title report issued by Chicago Title Insurance Company in favor of Purchaser pertaining to the Property and dated on or about the date hereof (“Title Report”), there are no declarations of covenants, conditions and restrictions or similar agreements (“Declarations”) that run with the Land to which Seller is a party or by which Seller or the Property or any portion thereof may be bound; and Seller has delivered or caused to be delivered to Purchaser true, complete and legible copies of all Declarations and related agreements.

13.                                 Representation Regarding Declarations.  Except as may be specifically set forth in the Title Report, there has been no written claim of default under any of the Declarations by any party thereto that has not been cured; and, to Seller’s knowledge, there exists no event that alone, or with notice or the lapse of time, or both, would constitute a default under any of the Declarations by any party thereto; except, however, that Seller has advised Purchaser that Seller has received notice from ESDC stating that it is not in compliance with its obligations to provide ESDC, for ESDC’s review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat screen televisions installed by Seller in lieu of retail signage.  All sums due and payable by Seller under the Declarations as of the Closing have been paid in full prior to the Closing.

14.                                 Designation; Flood Zone.  The Property is not located in any conservation or historic district, or in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

15.                                 Insurance.  Seller has not received written notice or demand from any of the insurers of all or any portion of the Property (or insurers of any activities conducted thereon) to correct or change any physical condition on the Property or any practice of Seller.  Seller or the Condominium Boards (or either of them) is in compliance with the requirements of all insurance policies affecting all or any portion of the Property, which policies are set forth on Schedule 8 (the “Existing Insurance Policies”).

16.                                 Expansion of Property.  Seller has not made written application to any Governmental Authority for any expansion or further development of the Property, and Seller

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has received no written notice that any expansion or further development of the Property is subject to any restrictions or conditions except as set forth in the Declarations and local zoning law requirements.

17.                                 Access.  Seller has received no notice from any Governmental Authority, private party or other entity responsible therefor of any fact or condition that would result in the termination of (a) unimpaired vehicular and pedestrian access from the Property to presently existing public roads or (b) access from the Property to existing sewer or other utility facilities servicing, adjoining or situated on the Property.

18.                                 Notices Regarding Restrictions.  Seller has received no notice from any Governmental Authority or entity responsible therefor of (a) any pending or contemplated change in any federal, state or local governmental or private restriction applicable to the Property or (b) any pending or threatened judicial or administrative action or (c) any action pending or threatened by adjacent land owners or other persons, which would result in a material change in the condition of the Property or any part thereof or in any way prevent or materially limit the construction and/or operation of the Improvements or any part thereof.

19.                                 Improvements.  Except as disclosed in that certain Property Condition Assessment pertaining to the Property prepared by Property Solutions Inc. and dated February 4, 2009, the Improvements and Equipment (as defined in the Lease) are in good condition and repair and there are no known material physical or mechanical defects in the Improvements, including without limitation the roof, the structural components, the plumbing, heating, ventilation, air conditioning, elevators, fire detection and electrical systems.  All such items are in good operating condition and repair.  There is no actual or, to Seller’s knowledge, threatened settlement, earth movement, termite infestation or damage affecting the Property.

20.                                 Condemnation, etc.  Seller has not received notice of any condemnation proceedings, other than New York State Urban Development Corp., Plaintiff, vs. 42nd St.  Development Project, Inc. et al., Defendants, Index No. 402727/02, which occurred in connection with the initial development and construction of the Building, either instituted or planned to be instituted, which would affect adversely either the use and operation of the Property for its present use or the value of the Property, nor has Seller received notice of any special assessment proceedings affecting the Property.

21.                                 Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws.  Seller (i) is not currently identified on the OFAC List and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States.  Seller agrees to confirm this representation and warranty in writing on an annual basis if requested by Purchaser to do so.

22.                                 Commissions and Fees.  Seller has not incurred any obligation or liability for any commission or fee that is or will be payable to any person by reason of the transactions contemplated hereby, including without limitation the consummation of the sale and the lease of Seller’s interest in the Property to Seller, except for fees payable to Cushman & Wakefield, Inc. pursuant to a separate agreement between Seller and Cushman & Wakefield, Inc.  Furthermore, there are no commissions or fees that is or will be payable to any person in connection with the leasing of any portion of the Property, including in connection with any expansions, extensions

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of renewals of any existing leases.  Seller shall indemnify and hold Purchaser harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, which Purchaser may incur or sustain by reason of or in connection with any misrepresentation by Seller with respect to the foregoing.

23.                                 Domestic Status.  Seller is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended and in the accompanying regulations), and Seller’s U.S. employer identification number is 13-1102020.

24.                                 Third-Party Rights.  Except as disclosed in the Title Report, no entity or person holds any right of first offer, right of first refusal or any other right or option to purchase or occupy all or any portion of the Property.

25.                                 Alterations.  There currently are no on-going or planned alterations for any portion of the Property, except for a climbing deterrent system for a portion of the exterior of the Building, which work has not yet been commenced.

26.                                 Subway Entrance.  The diagram attached to Schedule 10 sets forth, in its entirety, that portion of the subway entrance that is connected to the Building for whose maintenance the Condominium is responsible.  Furthermore, the work under that certain Site 8 Declaration of Design, Use and Operation by and between New York State Urban Development Corporation d/b/a Empire State Development Corporation and 42nd St. Development Project, Inc. and dated December 21, 2001, is substantially completed.

27.                                 Recognition.  Seller hereby agrees that it shall recognize Purchaser as a Recognized Mortgagee under the terms of Article 31 of the Severance Lease, with all of the rights and privileges thereof.

28.                                 Bankruptcy.  Seller has not commenced a voluntary case under Bankruptcy Law (hereinafter defined) nor has there been commenced against Seller an involuntary case under Bankruptcy Law, nor has Seller consented to the appointment of a Custodian (hereinafter defined) of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Seller or appoints a Custodian for Seller or for all or any substantial part of Seller’s property.  The term “Bankruptcy Law” means the United States Bankruptcy Code, 11 U.S.C.A. §§ 101 et seq. or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors.  The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under and Bankruptcy Law.

29.                                 Third-Party Consents.  Except for the approvals and consents listed on Schedule 11 (the “Third Party Consents”), no authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required with respect to Seller for the execution and delivery of this Certificate and the performance of its obligations under the Relevant Documents.  Seller has obtained, or will have obtained prior to the Closing, all Third-Party Consents.

30.                                 Severance Lease and Condominium Declaration.  Seller has delivered to Purchaser true, correct and complete copies of each of the Severance Lease and the

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Condominium Declaration, including, in each case, all amendments and/or modifications thereto, in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.  Each of the Severance Lease and the Condominium Declaration, as same have been amended or modified to date, is in full force and effect and Seller has not received notice from any party that Seller is in default under any other party to the Severance Lease or the Condominium Declaration, as the case may be.

31.                                 Warranties.  The list of warranties on Schedule 12 is a true, correct and complete list of all material warranties (“Warranties”) affecting the Property to which Seller or, to Seller’s knowledge, the Condominium Boards (or either of them) is a party.  Seller has provided Purchaser with a true and complete copy of each Warranty in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.  Each Warranty is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  None of the Warranties has been amended, modified or supplemented and no provision of any of the Warranties has been waived.

32.                                 Property Management Agreements.  The list of property management agreements on Schedule 13 is a true, correct and complete list of all property management agreements (“Property Management Agreements”) affecting the Property to which Seller or, to Seller’s knowledge, the Condominium Boards (or either of them) is a party.  Seller has provided Purchaser with a true and complete copy of each Property Management Agreement, as amended, if applicable, in a velobound binder initialed by Seller and Purchaser or their respective counsel simultaneously herewith.  Each Property Management Agreement is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  No provision of any of the Property Management Agreements has been waived.

33.                                 Intentionally Omitted.

34.                                 Excess Site Acquisition Costs.  Seller’s proportionate share of the credit balance of the Excess Site Acquisition Costs (as defined in that certain Site 8 Land Acquisition and Development Agreement by and among New York State Urban Development Corporation d/b/a Empire State Development Corporation, 42nd St. Development Project, Inc. and The New York Times Building LLC dated December 21, 2001) with respect to the Property, calculated on an accrual basis, is, as of March 1, 2009, $12,390,676.00, all of which Seller hereby covenants is assignable to Purchaser.

B.                                     Terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the PSA.

C.                                     Seller’s Representations True as of Closing; Performance by Seller.

The representations and warranties made by Seller in Section A hereof shall be deemed to have been made again at and as of the Closing and, as of the Closing, shall be true and correct in all respects.

D.                                    Indemnity.

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Seller shall pay, protect, defend, indemnify and hold harmless Purchaser, its successors and assigns, from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys’ fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever howsoever caused should any representation or warranty set forth herein prove to have been untrue or inaccurate or arising from any breach by Seller of any representation or warranty set forth herein.

E.                                      Successors and Assigns; Survival of Representations.

This Seller’s/Lessee’s Certificate shall be for the benefit of Purchaser, its successors and assigns, and shall be binding upon Seller and each of its successors and assigns.  The representations, warranties, covenants and indemnifications made by Seller in this Seller’s/Lessee’s Certificate shall survive until repayment in full of the Monetary Obligations (as defined in the Lease) under the Lease.

F.                                      Seller’s Knowledge.

Purchaser expressly understands and agrees that the phrase “to Seller’s knowledge” means a matter that David Thurm and/or Kenneth A. Richieri, each as officers of Seller, actually is aware of or received written notice of, provided that Seller represents that David Thurm is a Manager and Kenneth A. Richieri is a Manager, each of which are the officers of Seller most familiar with the Property and the condition and operation thereof.

G.                                     Effect of Knowledge Limitation.

The fact that the representations of Seller set forth in this Certificate may be limited to the best of Seller’s knowledge shall not be deemed to modify or alter any provision of any Relevant Document requiring Seller to indemnify Purchaser.

H.                                    Further Assurances.

Seller, within ten (10) days after written request, shall re-make, re-execute, re-deliver, and/or file or cause the same to be done, such corrected or replacement documents executed in connection with the transaction contemplated hereby (“Section 36(p) Documents”) as Purchaser may deem reasonably necessary in order to give effect to the rights expressly conferred on Purchaser pursuant to the Lease and other Relevant Documents, such that the documents for this transaction shall be an accurate reflection of the parties’ agreement thereunder provided.  However, under no circumstances shall Seller’s obligations and/or liabilities be increased by reason of the Section 36(p) Documents nor shall Seller’s rights and/or benefits be decreased by reason of the Section 36(p) Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EXECUTION COPY

IN WITNESS WHEREOF, the Seller/Lessee duly executed this Seller’s/Lessee’s Certificate on the date and year first above written.

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:

Name:	Kenneth A. Richieri

Title:	Manager

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SCHEDULE 1

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

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TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXECUTION COPY

EXHIBIT T

GUARANTOR CERTIFICATE

This Guarantor’s Certificate of THE NEW YORK TIMES COMPANY, a New York corporation (“NYTC”), and THE NEW YORK TIMES SALES COMPANY, a Massachusetts business trust (“NYT Sales”; collectively with NYTC, “Guarantor”), is being delivered on this        day of March, 2009, to 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), in connection with a certain Guaranty and Suretyship Agreement (the “Guaranty”) of even date herewith given by Guarantor to Landlord in connection with the sale by NYC Real Estate Company LLC, a New York limited liability company (“Seller”), to Landlord and the leasing to Seller of Seller’s interest in that certain leasehold condominium situate in New York, New York, as more particularly described on Schedule 1 attached hereto and made a part hereof (the “Property”).

1.             Guarantor’s Representations.  NYTC, for itself and on behalf of NYT Sales, hereby represents and warrants to Landlord, its successors and assigns, with the understanding that each such representation and warranty is material and is being relied upon by Landlord, as follows:

(a)           Organization and Qualification.  NYTC is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires such qualification.

(b)           Authority and Authorization.  Guarantor has full power, authority and legal right to execute and deliver the Guaranty and to perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

(c)           Execution and Binding Effect.  The Guaranty has been duly and validly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights.

(d)           Absence of Conflicts.  Neither the execution and delivery of the Guaranty nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of incorporation or bylaws of Guarantor or any agreement or instrument to which Guarantor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Guarantor, except pursuant to the Relevant Documents (hereinafter defined).

(e)           Authorizations and Filings.  No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any official body or Governmental Authority (hereinafter defined) is or will be necessary or advisable in connection with the execution and delivery of the Guaranty or performance of or compliance with the terms and conditions thereof.

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Furthermore, either Guarantor or Seller has obtained or made, or will obtain or make prior to or concurrently with the Closing, all authorizations, consents or approvals of and filings with any Governmental Authority or any other Person required with respect to Guarantor and/or Seller for the execution and delivery of the Relevant Documents and the performance of its obligations thereunder.

(f)            Financial Statements.  The financial statements of Guarantor and Seller for the fiscal year ending December 28, 2008 (audited) heretofore furnished by it to Landlord are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated and fairly present the financial condition of Guarantor and Seller, subject to customary year-end adjustments with respect to the unaudited financial statements.  From December 28, 2008, to the date hereof there has been no adverse change in any material respect in the assets, liabilities, condition (financial or otherwise) or business of Guarantor or Seller from that set forth or reflected in the above-mentioned financial statements other than changes in the ordinary course of business, none of which is materially adverse, and other than changes resulting from general market conditions, which have not materially and adversely affected Guarantor’s ability to perform its obligations under the Guaranty.

(g)           Contracts.  The list of contracts on Schedule 3 is a true, correct and complete list of all of the utility, service, maintenance and other similar contracts affecting the Property to which Guarantor, Seller or, to Guarantor’s knowledge, the Condominium Boards (or either of them) is a party (“Contracts”).  Guarantor or Seller has provided Landlord with a true and complete copy of each Contract in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.  Each Contract is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  None of the Contracts has been amended, modified or supplemented and no provision of any of the Contracts has been waived.

(h)           Permits.  Guarantor or Seller has all material permits, licenses, authorizations, consents, orders, approvals, easements and rights of way (collectively, the “Permits and Approvals”) required by every federal, state and local government, authority, agency or regulatory body (collectively, “Governmental Authority”) or private party mandated or necessary in order to permit Guarantor, Seller or the Condominium Boards (or either of them) to carry on its business as presently conducted and as planned to be conducted at the Property and to insure unimpaired vehicular and pedestrian ingress to and egress from the Property, from and to a public right of way, respectively.  All of the Permits and Approvals are set forth on Schedule 4 and:  (a) have been properly issued and are fully paid for; (b) are in full force and effect and, to Guarantor’s knowledge, no suspension, cancellation or amendment of any of them is threatened; and (c) will not be revoked, invalidated, violated or otherwise adversely affected by the transactions contemplated by the Relevant Documents.  Guarantor or Seller has provided Landlord with a true and complete copy of each Permit in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.

(i)            Certificates of Occupancy.  Schedule 5 contains a true, correct and complete list of all of the certificate(s) of occupancy held by Guarantor or Seller in connection with the occupancy and operation of the Property, copies of which have been delivered to Landlord in a velobound binder and initialed by Seller and Landlord or their respective counsel simultaneously herewith.  The current temporary certificate of occupancy (“TCO”) has been properly issued and all fees payable in connection therewith have been paid in full.  Except for the applications that will be filed to obtain the permanent certificate of occupancy, no

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applications are pending to amend the TCO, and there are no pending or, to the best of Guarantor’s knowledge, threatened proceedings to cancel or revoke the TCO.

(j)            Utilities.  All water, sewer, gas, electric, telephone, cable, drainage facilities, all other utilities required by any applicable law or by the use and operation of the Property, together with all easements and rights of way necessary for the use and enjoyment thereof, are installed to the property lines of the Property, are connected pursuant to valid permits.

(k)           Compliance with Other Instruments.  Neither Guarantor nor Seller is a party to or bound by any agreement or instrument or subject to any charter or corporate restriction or any order, rule, regulation, writ, injunction, proceeding or decree of any court or Governmental Authority or any statute (collectively, “Seller’s Legal Requirements”) that adversely affects its businesses, properties, assets or financial condition or that could adversely affect Guarantor’s or Seller’s ability to perform its respective obligations under the Relevant Documents.  Neither the execution, delivery or performance of any of the Relevant Documents by Guarantor or Seller, as the case may be, nor compliance with the respective terms and provisions thereof, conflicts or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of, or require consent pursuant to, or result in the acceleration of, or require any payment or the increase in any payment under, any of Seller’s Legal Requirements or any indenture, lease, guaranty, mortgage, deed of trust, loan, credit or other agreement or instrument to which Guarantor or Seller is a party or by which its properties may be bound or affected (collectively, “Seller Agreements”), or constitutes or will constitute a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) thereunder, or results or will result in the creation or imposition of any lien, charge or encumbrance upon the Property pursuant to the terms of any of Seller’s Legal Requirements or any of the Seller Agreements.  Neither Guarantor nor Seller is in default under any of Seller’s Legal Requirements or any of the Seller Agreements, and no event has occurred that, with the giving of notice or passage of time, or both, would constitute a material default thereunder.

(l)            Environmental Condition of the Property.  Except as disclosed (i) in that certain Phase I Environmental Assessment pertaining to the Property prepared by Property Solutions Incorporated and dated February 18, 2009, or (ii) in the Environmental Reports (hereinafter defined), neither Guarantor, Seller, any of Seller’s subsidiaries nor, to Guarantor’s knowledge, any prior owner of any portion of the Property, has deposited, stored, disposed of, transported, buried, dumped, injected, spilled, leaked, discharged, poured, pumped, released or used, or suffered any of the foregoing with respect to, any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the definition of Environmental Laws (as defined in the Lease), at, upon, under, within or from all or any portion of the Property in violation of any Environmental Law, and the Property does not presently contain any such substance, material or pollutant in violation of any Environmental Laws.  No lien exists, nor is any lien threatened against, all or any portion of the Property because of the existence of any such substance, material or pollutant in violation of any Environmental Laws.  As used herein the word “contain” shall mean contain, deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in or on any of the Property.  There are no Environmental Laws which prohibit the present or intended use of the Property.  Guarantor or Seller has delivered to Landlord copies of the environmental reports previously obtained by Seller regarding the Property and listed on Schedule 6 (the “Environmental Reports”).

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(m)          No Environmental Indemnities.  Neither Guarantor nor Seller has received any environmental indemnities from prior owners of the Property.

(n)           Litigation; Taxes.  There are no actions, suits or proceedings pending or, to the best of Guarantor’s knowledge, threatened against or affecting Guarantor or Seller at law or in equity by or before any court or administrative office or agency that, if adversely decided, would have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Guarantor or Seller or on the ability of Guarantor or Seller to perform its obligations under the Relevant Documents (including, with respect to Guarantor, the Guaranty).  Neither Guarantor nor Seller is in default in the payment of any taxes levied or assessed against the Property or any of its other assets that are due and payable, and has filed all tax returns that are required to be filed.

(o)           Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws.  Neither Guarantor nor Seller (i) is currently identified on the OFAC List and (ii) is a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States.  Guarantor agrees to confirm this representation and warranty in writing on an annual basis if requested by Landlord to do so.

(p)           Compliance with ADA.  The Property, including the use and operation thereof, is and at the time of Closing will be, in compliance with all applicable Legal Requirements, including without limitation the Americans With Disabilities Act (“ADA”), Public Law 101-336, as codified, and with all requirements of every Governmental Authority, including without limitation zoning, subdivision, building and environmental requirements.  The Property is separately assessed for purposes of ad valorem real property taxes.  All platting and replatting requirements in respect of the Land have been satisfied to accommodate the operation of the Improvements and no subdivision or parcel map not already obtained is required to transfer the Property to Landlord.  Except for the PILOT regime in effect for the Property, there is no special or preferential assessment in effect with respect to the Property.  The Property is presently zoned General Central Commercial District and Light Manufacturing District, all within the Special Midtown District.  No variances, reliance on adjacent property or special exception is required for the operation and use of the Improvements.

(q)           Declarations.  Except as disclosed in that certain title report issued by Chicago Title Insurance Company in favor of Landlord pertaining to the Property and dated on or about the date hereof (“Title Report”), there are no declarations of covenants, conditions and restrictions or similar agreements (“Declarations”) that run with the Land to which Guarantor or Seller is a party or by which Guarantor or Seller or the Property or any portion thereof may be bound; and Guarantor or Seller has delivered or caused to be delivered to Landlord true, complete and legible copies of the Declarations and related agreements.

(r)            Representation Regarding Declarations.  Except as may be specifically set forth in the Title Report, there has been no written claim of default under any of the Declarations by any party thereto that has not been cured; and, to Guarantor’s knowledge, there exists no event that alone, or with notice or the lapse of time, or both, would constitute a default under any of the Declarations by any party thereto; except, however, that Seller has advised Landlord that Seller has received notice from ESDC stating that it is not in compliance with its obligations to provide ESDC, for ESDC’s review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat

4

screen televisions installed by Seller in lieu of retail signage.  All sums due and payable by Guarantor or Seller under the Declarations as of the Closing have been paid in full prior to the Closing.

(s)           Designation; Flood Zone.  The Property is not located in any conservation or historic district, or in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

(t)            Insurance.  Neither Guarantor nor Seller has received written notice or demand from any of the insurers of all or any portion of the Property (or insurers of any activities conducted thereon) to correct or change any physical condition on the Property or any practice of Guarantor or Seller.  Guarantor, Seller or the Condominium Boards (or either of them) is in compliance with the requirements of all insurance policies affecting all or any portion of the Property, which are set forth on Schedule 8 (the “Existing Insurance Policies”).

(u)           Expansion of Property.  Neither Guarantor nor Seller has made written application to any Governmental Authority for any expansion or further development of the Property, and neither Guarantor nor Seller has received written notice that any expansion or further development of the Property is subject to any restrictions or conditions except as set forth in the Declarations and local zoning law requirements.

(v)           Access.  Neither Guarantor nor Seller has received notice from any Governmental Authority, private party or other entity responsible therefor of any fact or condition that would result in the termination of (a) unimpaired vehicular and pedestrian access from the Property to presently existing public roads or (b) access from the Property to existing sewer or other utility facilities servicing, adjoining or situated on the Property.

(w)          Notices Regarding Restrictions.  Neither Guarantor nor Seller has received notice from any Governmental Authority or entity responsible therefor of (a) any pending or contemplated change in any federal, state or local governmental or private restriction applicable to the Property or (b) any pending or threatened judicial or administrative action or (c) any action pending or threatened by adjacent land owners or other persons, which would result in a material change in the condition of the Property or any part thereof or in any way prevent or materially limit the construction and/or operation of any Improvements or any part thereof.

(x)            Improvements.  Except as disclosed in that certain Property Condition Assessment pertaining to the Property prepared by Property Solutions Inc. and dated February 4, 2009, the Improvements and Equipment (as defined in the Lease) are in good condition and repair and there are no known material physical or mechanical defects in the Improvements, including without limitation the roof, the structural components, the plumbing, heating, ventilation, air conditioning, elevators, fire detection and electrical systems.  All such items are in good operating condition and repair.  There is no actual or, to Guarantor’s knowledge, threatened settlement, earth movement, termite infestation or damage affecting the Property.

(y)           Financial Defaults.  Neither Guarantor nor Seller currently is, or ever has been, in default under any credit agreement or in default with respect to any indebtedness having a principal balance of $5,000,000.00 or more.

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(z)            Third-Party Rights.  Except as disclosed in the Title Report, no entity or person holds any right of first offer, right of first refusal or any other right or option to purchase or occupy all or any portion of the Property.

(aa)         Alterations.  There currently are no on-going or planned alterations for any portion of the Property, except for a climbing deterrent system for a portion of the exterior of the Building, which work has not yet been commenced.

(bb)         Subway Entrance.  The diagram attached to Schedule 10 sets forth, in its entirety, that portion of the subway entrance that is connected to the Building for whose maintenance the Condominium is responsible.  Furthermore, the work under that certain Site 8 Declaration of Design, Use and Operation by and between New York State Urban Development Corporation d/b/a Empire State Development Corporation and 42nd St. Development Project, Inc. and dated December 21, 2001, is substantially completed.

(cc)         Recognition.  Guarantor hereby agrees that it shall recognize Landlord as a Recognized Mortgagee under the terms of Article 31 of the Severance Lease, with all of the rights and privileges thereof.

2.             Guarantor’s Representations Pertaining to Seller.  NYTC hereby represents and warrants to Landlord, its successors and assigns, with the understanding that each such representation and warranty is material and is being relied upon by Landlord, as follows:

(a)           Seller is a limited liability company that is duly organized, validly existing and in good standing under the laws of New York.  Seller’s principal place of business is 620 Eighth Avenue, New York, New York, 10018.  Seller is, and has been since its formation, in compliance with the terms of its articles of organization and its Operating Agreement.

(b)           Neither the execution and delivery of the Relevant Documents nor performance of or compliance with the terms and conditions thereof will (i) violate any law, rule or regulation, (ii) conflict with or result in a breach of or a default under the articles of formation or Operating Agreement of Seller or any other agreement or instrument to which Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound or (iii) result in the creation or imposition of any lien, charge, security interest or encumbrance upon any property (now owned or hereafter acquired) of Seller, except pursuant to the Relevant Documents.

(c)           Seller has full power, authority and legal right (i) to sell its interest in the Property to Landlord, (ii) to execute and deliver that certain Landlord Mortgage (as defined in the Lease) as well as that certain Purchase and Sale Agreement (“PSA”) and that certain Lease Agreement (“Lease”) by and between Seller and Landlord of even date herewith for Seller’s interest in the Property and (iii) to execute and deliver such other instruments, documents and agreements as may be necessary or appropriate to effect the foregoing transactions and to perform and observe the terms and conditions of each of the documents described above (such documents being collectively referred to as the “Relevant Documents”).

(d)           The Landlord Mortgage, the PSA, the Lease and all other documents executed by Seller that are to be delivered to Landlord at the Closing (i) are or at the time of the Closing will be duly authorized, executed and delivered by Seller, (ii) are or at the time of the Closing will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms, and (iii) do not and at the time of Closing will not conflict with or result in the breach of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority binding upon Seller, or result in the breach of any

6

term or provision of, or constitute a default, or result in the acceleration of any obligation under any loan agreement, indenture, financing agreement, or any other agreement or instrument of any kind to which Seller is a party or to which Seller or the Property is subject.

(e)           Seller is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended and in the accompanying regulations), and Seller’s U.S. employer identification number is 13-1102020.

(f)            Neither Seller nor any member of Seller is a Specially Designated National or Blocked Person.  As used herein, the term “Specially Designated National or Blocked Person” shall mean a person or entity (i) designated by the Department of Treasury’s Office of Foreign Assets Control, or other governmental entity, from time to time as a “specially designated national or blocked person” or similar status, (ii) described in Section 1 of U.S. Executive Order 13224 issued on September 23, 2001, or (iii) otherwise identified by government or legal authority as a person or entity with whom Landlord or its affiliates are prohibited from transacting business.

(g)           Seller has not commenced a voluntary case under Bankruptcy Law (hereinafter defined) nor has there been commenced against Seller an involuntary case under Bankruptcy Law, nor has Seller consented to the appointment of a Custodian (hereinafter defined) of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Seller or appoints a Custodian for Seller or for all or any substantial part of Seller’s property.  The term “Bankruptcy Law” means the United States Bankruptcy Code, 11 U.S.C.A. §§ 101 et seq. or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors.  The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under and Bankruptcy Law.

(h)           Except for the approvals and consents listed on Schedule 3 (the “Third Party Consents”), no authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required with respect to Seller for the execution and delivery of any Relevant Document and the performance of its obligations thereunder.  Seller has obtained, or will have obtained prior to the Closing, all Third-Party Consents.

(i)            Neither Guarantor nor Seller has received notice of any condemnation proceedings, other than New York State Urban Development Corp., Plaintiff, vs. 42nd St.  Development Project, Inc. et al., Defendants, Index No. 402727/02, which occurred in connection with the initial development and construction of the Building, either instituted or planned to be instituted, which would affect adversely either the use and operation of the Property for its present use or the value of the Property, nor has Guarantor or Seller received notice of any special assessment proceedings affecting the Property.

(j)            Guarantor or Seller has delivered to Landlord true, correct and complete copies of each of the Severance Lease and the Condominium Declaration, including, in each case, all amendments and/or modifications thereto, in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.  Each of the Severance Lease and the Condominium Declaration, as same have been amended or modified to date, is in full force and effect and neither Guarantor nor Seller has received notice from any party that Guarantor or Seller is in default under the Severance Lease or the Condominium Declaration, as the case may be.

(k)           The list of warranties on Schedule 12 is a true, correct and complete list of all material warranties (“Warranties”) affecting the Property to which Guarantor,

7

Seller or, to Guarantor’s knowledge, the Condominium Boards (or either of them) is a party.  Guarantor or Seller has provided Landlord with a true and complete copy of each Warranty in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.  Each Warranty is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  None of the Warranties has been amended, modified or supplemented and no provision of any of the Warranties has been waived.

(l)            The list of property management agreements on Schedule 13 is a true, correct and complete list of all property management agreements (“Property Management Agreements”) affecting the Property to which Guarantor, Seller or, to Guarantor’s knowledge, the Condominium Boards (or either of them) is a party.  Guarantor or Seller has provided Landlord with a true and complete copy of each Property Management Agreement, as amended, if applicable, in a velobound binder initialed by Seller and Landlord or their respective counsel simultaneously herewith.  Each Property Management Agreement is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto.  No provision of any of the Property Management Agreements has been waived.

(m)          Intentionally Omitted.

3.             Bankruptcy Remoteness of Seller.  Guarantor hereby acknowledges and agrees that Seller’s assets shall not be consolidated with the assets of Guarantor or any other person or entity owning directly or indirectly an interest in Seller in the event of a bankruptcy or insolvency of Guarantor or any such person or entity.

4.             Excess Site Acquisition Costs.  Seller’s proportionate share of the credit balance of the Excess Site Acquisition Costs (as defined in that certain Site 8 Land Acquisition and Development Agreement by and among New York State Urban Development Corporation d/b/a Empire State Development Corporation, 42nd St. Development Project, Inc. and The New York Times Building LLC dated December 21, 2001) with respect to the Property, calculated on an accrual basis, is, as of March 1, 2009, $12,390,676.00, all of which Guarantor hereby covenants is assignable to Landlord.

5.             Interpretation.  All terms not otherwise defined herein shall have the meaning ascribed to them in the PSA.

6.             Guarantor’s Knowledge.  Landlord expressly understands and agrees that the phrase “to Guarantor’s knowledge” as used herein means a matter that (i) with respect to NYTC, David Thurm and/or Kenneth A. Richieri, each as officers of NYTC, actually is aware of or received written notice of, and (ii) with respect to NYT Sales, Kenneth A. Richieri, as President of NYT Sales, actually is aware of or received written notice of; provided that Guarantor, in each case, represents that David Thurm is the Senior Vice President, Operations of The New York Times Newspaper Division of NYTC and Kenneth A. Richieri is the General Counsel of NYTC and President of NYT Sales, each of which are the officers of Guarantor most familiar with the Property and the condition and operation thereof.

The fact that the representations of Guarantor set forth in this Certificate may be limited to the best of Guarantor’s knowledge shall not be deemed to modify or alter any provision of any of the Relevant Documents requiring Guarantor to indemnify Landlord.

7.             Indemnity.  Guarantor shall indemnify and hold harmless Landlord, its successors and assigns, from and against any and all liabilities, losses, damages, costs, expenses (including without limitation reasonable attorneys’ fees and expenses), causes of action, suits, claims, demands or judgments of any nature howsoever caused should any representation or

8

warranty set forth herein prove to have been untrue or inaccurate when made or arising from any breach by Guarantor of any representation or warranty set forth herein.

8.             Successors and Assigns; Survival.  This Guarantor’s Certificate shall be for the benefit of Landlord, its successors and assigns, and shall be binding upon Guarantor and each of its successors and assigns.  The representations, warranties, covenants and indemnifications made by Guarantor in this Guarantor’s Certificate shall survive until repayment in full of the Monetary Obligations (as defined in the Lease) under the Lease.

9.             Further Assurances.  Within ten (10) days after written request, Guarantor shall, or shall cause Seller to, re-make, re-execute, re-deliver, and/or file or cause the same to be done, such corrected or replacement documents executed in connection with the transaction contemplated hereby (“Section 36(p) Documents”) as Landlord may deem reasonably necessary in order to give effect to the rights expressly conferred on Landlord pursuant to the Lease and other Relevant Documents, such that the documents for this transaction shall be an accurate reflection of the parties’ agreement thereunder provided.  However, under no circumstances shall Guarantor’s or Seller’s obligations and/or liabilities be increased by reason of the Section 36(p) Documents nor shall Guarantor’s or Seller’s rights and/or benefits be decreased by reason of the Section 36(p) Documents.

10.           Broker Commissions.  Neither Guarantor nor Seller has incurred any obligation or liability for any commission or fee that is or will be payable to any person by reason of the transactions contemplated hereby, including without limitation the consummation of the sale and the lease of Seller’s interest in the Property, except for fees payable to Cushman & Wakefield, Inc. pursuant to a separate agreement between Seller and Cushman & Wakefield, Inc.  Furthermore, there are no commissions or fees that are or will be payable to any person in connection with the leasing of any portion of the Building, including in connection with any expansions, extensions of renewals of any existing leases.  Guarantor and Seller shall jointly and severally indemnify and hold Landlord harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, which Landlord may incur or sustain by reason of or in connection with any misrepresentation by Guarantor or Seller with respect to the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

9

EXECUTION COPY

IN WITNESS WHEREOF, NYTC, for itself and on behalf of NYT Sales, duly executed this Guarantor’s Certificate on the date and year first above written.

THE NEW YORK TIMES COMPANY, a
New York corporation

By:
Name:	Kenneth A. Richieri
Title:	Senior Vice President, General
Counsel and Secretary

10

SCHEDULE 1

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded February 8, 2007 as CRFN 2007000075106, Second Amendment to Declaration dated October 11, 2007 and recorded January 8, 2008 as CRFN 2008000008734, Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register, and Fourth Amendment to Declaration, dated as of March 6, 2009, and to be recorded with the Register, subject to receipt of the City Surveyor’s stamp on the amended floor plans (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of west 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

11

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

13

Exhibit U

SIDE LETTER RE: PURCHASE OF LOAN

NYT REAL ESTATE COMPANY LLC

620 EIGHTH AVENUE

NEW YORK, NEW YORK 10018

March      , 2009

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP

c/o W.P. Carey & Co. LLC

50 Rockefeller Plaza, 2nd Floor

New York, New York 10020

Re:

Lease Agreement, dated as of March       , 2009 (“Lease”), by and between NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Tenant”), and 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”)

Gentlemen:

In consideration of the execution and delivery of the above-referenced Lease by Landlord, Tenant hereby covenants and agrees with Landlord that, in connection with the closing of a Loan (as defined in the Lease), Tenant shall execute and deliver to Landlord a letter in substantially the form attached hereto as Exhibit “A”.

Very truly yours,

NYT REAL ESTATE COMPANY LLC

By:

By:

Name:

Title:

1

EXHIBIT A

NYT REAL ESTATE COMPANY LLC

620 EIGHTH AVENUE

NEW YORK, NEW YORK 10018

, 20

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP

c/o W.P. Carey & Co. LLC

50 Rockefeller Plaza, 2nd Floor

New York, New York 10020

Re:

Lease Agreement, dated as of March       , 2009 (“Lease”), by and between NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Tenant”), and 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”)

Gentlemen:

Reference is made to that certain $                             loan (the “Loan”) made by                                                          (“Lender”) to Landlord, which Loan is secured by, inter alia, a certain [Deed of Trust/Mortgage] of even date herewith (the “Mortgage”) encumbering certain real property located in New York, New York (the “Property”), which Property is leased to Tenant pursuant to the above-referenced Lease.

In consideration of the execution and delivery of the Lease by Landlord and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby covenants and agrees with Landlord that, in the event Tenant or any Affiliate (as hereinafter defined) of Tenant purchases the interest of Lender in the Loan, Tenant or such Affiliate will not exercise any of the remedies provided to Lender under the Mortgage or any of the other documents evidencing or securing the Loan if and so long as an Event of Default exists and is continuing under the Lease.

For the purposes hereof, the term “Affiliate” shall mean, with respect to a corporation, (i) any officer or director thereof and any person, trust, corporation, partnership, venture or other entity who or which is, directly or indirectly, the beneficial owner of more than 10% of any class of shares or other equity security of such corporation, or (ii) any person, trust, corporation, partnership, venture or other entity which, directly or indirectly controls or is controlled by or under common control with such corporation, or (iii) any general partner, general partner of a general partner, partnership with a common general partner, or co-venturer of or with any person or entity described in (i) or (ii) above, or (iv) if any general partner or co-venturer is a corporation, any person, trust, corporation, partnership, venture or other entity which is an Affiliate as defined above of such corporation, or (v) if any of the foregoing is a

2

natural person, his or her parents, spouse, children, siblings and their children, and spouse’s parents, children, siblings and their children.

“Controls,” “controlled by” and “under common control with” each refers to the effective power, directly or indirectly, to direct or cause the direction of the management and policies of the person, trust, corporation, partnership, venture or other entity in question, whether by contract or otherwise.

Very truly yours,

NYT REAL ESTATE COMPANY LLC

By:

By:

Name:

Title:

3

EXHIBIT V

LESSEE ESTOPPEL

SEVERANCE LEASE / TENANT’S ESTOPPEL CERTIFICATE

To:	42ND ST. DEVELOPMENT PROJECT, INC.

Re:

Agreement of Sublease dated as of December 12, 2001, between The New York Times Building LLC (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company (“Tenant”), NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006, to 42nd St. Development Project, Inc., as landlord (in such capacity, “Landlord”), which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006, as CRFN # 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007, between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007, as CRFN # 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated as of March        , 2009, between Landlord and Tenant and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

Date:  March         , 2009

The undersigned hereby certifies to and agrees with Landlord as follows as of the date hereof:

                                                                                                  1.              All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Severance Lease.

                                                                                                  2.                                         The Severance Lease has not been further modified and is in full force and effect.

                                                                                                  3.              The Charges payable by Tenant under the Severance Lease to Landlord have been paid in full up to and including the following date(s):

PILOT:	June 30, 2009
Theater Surcharge:	December 31, 2009

                                                                                                  4               Neither an Event of Default under the Severance Lease nor any event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Severance Lease, has occurred.  No Default has occurred in Tenant’s performance of any covenant, agreement, obligation or condition contained in the Severance Lease.  Notwithstanding the statements in the preceding two (2) sentences, Tenant acknowledges that Landlord has advised Tenant that (i) Tenant is not in compliance with its obligations to provide Landlord, for Landlord’s review and approval in accordance with the terms of the Severance Lease, with details relating to the design and programming of the flat screen televisions installed by Tenant in lieu of retail signage (the “Signage Obligations”) and Landlord reserves all rights and powers to enforce the Signage Obligations and remedies with respect thereto, and (ii) with

1

respect to the “Prohibited Person” status of Purchaser as a proposed transferee of the NYTC Sublease, Landlord’s knowledge is limited to a search of the NYC Vendex database indicating that no “Caution” or “Warrant” information was discovered.

5.             To the best knowledge of Tenant, no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default by Landlord in the performance of any covenant, agreement, obligation or condition contained in the Severance Lease. To the best knowledge of Tenant, Landlord is not in default in performance of any covenant, agreement, obligation or condition contained in the Severance Lease.

6.             From and after the date hereof, any notice that Tenant is entitled to receive under the Severance Lease shall be sent as follows:

NYT Real Estate Company LLC
c/o The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: General Counsel

With copies to:

The New York Times Company
620 Eighth Avenue
New York, New York 10018
Attention: Director of Real Estate

DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Attention: Martin D. Polevoy, Esq.

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP
c/o W.P. Carey & Co. LLC
50 Rockefeller Plaza, 2nd Floor
New York, NY 10020
Attn: Asset Management, Director

Reed Smith LLP
599 Lexington Avenue, 29th Floor
New York, NY 10029
Attn: Real Estate Department, Chair

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned duly executed this Estoppel on the date and year first above written.

NYT REAL ESTATE COMPANY LLC

By:
Name:
Title:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

By:
Name:
Title:

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STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the       day of March in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                 , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that   he executed the same in h   capacity, and that by h      signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the       day of March in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that   he executed the same in h   capacity, and that by h   signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

4

EXHIBIT W

FIRST NOTE

(NOTE:  THIS PROMISSORY NOTE MAY REQUIRE A BALLOON PAYMENT AT MATURITY)

PROMISSORY NOTE

$175,000,000.00(U.S.)                                                                                                                                 March       , 2009

                FOR VALUE RECEIVED, the undersigned (“Borrower”), promises to pay to the order of 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, at its address c/o W.P. Carey & Co. LLC 50 Rockefeller Plaza, New York, New York 10020, or at such other place as the holder of this Note (“Lender”) may from time to time designate in writing, the sum of $175,000,000.00, in lawful money of the United States.

1.                                Interest and Payments.

                All amounts payable under this Note shall become due at the option of the holder thereof on April 1, 2020 (the “Maturity Date”).  Interest shall be payable at the rate of five percent (5%) per annum.  The amounts secured by this Note shall be deemed to include all applicable and accrued interest (through any demand by Lender) payable by Borrower to Lender under this Note.  No payment of interest, principal or any other sum shall be due under this Note on or before the Maturity Date.

2.                                Application of Payments.

                Lender may apply such payments to the obligations secured by the Security Instrument (hereinafter defined) in such manner as it may elect in its sole discretion.

3.                                Prepayment.

                Except as provided in this Paragraph 3, Borrower may not prepay its obligation under this Note.   At anytime on or after January 1, 2019, Borrower shall have the right to prepay all (but not in part) interest, principal and any other sum due and payable under this Note.  Notwithstanding the foregoing, if Lender, in its sole discretion, agrees to permit a prepayment, then it may do so on such terms and conditions as it may require in its sole discretion.  No partial prepayment of this Note shall change the date or amount of any subsequent monthly payment required under the terms of this Note prior to payment in full of all amounts owing under this Note unless otherwise agreed in writing by Lender in its sole discretion.

4.                                Late Charge.

                If any amount payable under this Note is not paid within five (5) days after the due date thereof, Borrower shall pay a late charge of five percent (5%) of the delinquent amount as liquidated damages for the extra expense in handling past due payments; provided, however that no such late charge shall be payable with respect to any balloon payment due on the maturity date of this Note.

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Any late charge payable under this section is in addition to any interest payable at the Default Rate (as defined below).

5.                                Security.

                This Note is secured by a mortgage, security agreement, assignment of leases and rents and fixture filing (the “Security Instrument”) of even date herewith, encumbering certain property described in the Security Instrument.  The property and the other collateral provided for in the Security Instrument are collectively referred to as the “Property.”

6.                                Default; Remedies.

                If default is made in the payment of any amount payable hereunder (an “Event of Default”), then, at the option of Lender, the entire indebtedness evidenced hereby will become immediately due and payable.  Upon the occurrence of an Event of Default, and without notice or demand, all amounts owed under this Note, including all accrued but unpaid interest, will thereafter bear interest at a variable rate equal to five percent (5%) over the Prime Rate (hereinafter defined) per annum (the “Default Rate”) until all Events of Default are cured.  Failure to exercise any option granted to Lender hereunder will not waive the right to exercise the same in the event of any subsequent Event of Default.  Interest at the Default Rate will commence to accrue upon the occurrence of any Event of Default, including the failure to pay this Note at maturity.  Borrower shall pay all interest accrued at the Default Rate upon demand by Lender.  Any judgment for amounts owing under this Note or the Security Instrument shall bear interest at the Default Rate.  “Prime Rate” shall mean the annual interest rate as published, from time to time, in The Wall Street Journal as the “Prime Rate” in its column entitled “Money Rate”.  The Prime Rate may not be the lowest rate of interest charged by any “large U.S.  money center commercial banks” and Landlord makes no representations or warranties to that effect.  In the event The Wall Street Journal ceases publication or ceases to publish the “Prime Rate” as described above, the Prime Rate shall be the average per annum discount rate (the “Discount Rate”) on ninety-one (91) day bills (“Treasury Bills”) issued from time to time by the United States Treasury at its most recent auction, plus three hundred (300) basis points.  If no such 91-day Treasury Bills are then being issued, the Discount Rate shall be the discount rate on Treasury Bills then being issued for the period of time closest to ninety-one (91) days.

7.                                     Attorneys’ Fees.

                In the event of an Event of Default, or in the event that any dispute arises relating to the interpretation, enforcement or performance of this Note, Lender will be entitled to collect from Borrower on demand all fees and expenses incurred in connection therewith, including but not limited to fees of attorneys, accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators and court reporters.  Without limiting the generality of the foregoing, Borrower will pay all such costs and expenses incurred in connection with:  (a) arbitration or other alternative dispute resolution proceedings, trial court actions and appeals; (b) bankruptcy or other insolvency proceedings of Borrower, any guarantor or other Person liable for any of the obligations of this Note or any Person having any interest in any security for any of those obligations; (c) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any

2

property securing this Note; (d) postjudgment collection proceedings; (e) all claims, counterclaims, cross-claims and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Note or any security for this Note; (f) all preparation for any of the foregoing; and (g) all settlement negotiations with respect to any of the foregoing.

8.                                     Nonrecourse Obligations.  Subject to the qualifications that the Security Instrument and the estate of the Borrower in the Property shall continue to secure this Note, the Borrower shall be liable for payment and performance of all of the obligations, covenants and agreements under this Note to the full extent (but only to the extent) of the estate of the Borrower in the Property.  If an Event of Default occurs in the timely and proper payment of any portion of this Note, except to the extent set forth above in this paragraph 8, Borrower shall not be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees due under this Note.

9.                                     Miscellaneous.

(i)            Every Person at any time liable for the payment of the indebtedness evidenced hereby waives presentment for payment, demand and notice of nonpayment of this Note.  Every such Person further hereby consents to any extension of the time of payment hereof or other modification of the terms of payment of this Note, the release of all or any part of the security herefor or the release of any Person liable for the payment of the indebtedness evidenced hereby at any time and from time to time at the request of anyone now or hereafter liable therefor.  Any such extension or release may be made without notice to any of such Persons and without discharging their liability.

(ii)           Each Person who signs this Note is jointly and severally liable for the full repayment of the entire indebtedness evidenced hereby and the full performance of each and every obligation contained in the Security Instrument.

(iii)          The headings to the various sections have been inserted for convenience of reference only and do not define, limit, modify or expand the express provisions of this Note.

(iv)          Time is of the essence under this Note and in the performance of every term, covenant and obligation contained herein.

(v)           This Note is made with reference to and is to be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

(vi)          If Lender at any time discovers that this Note or the Security Instrument contains any error which was caused by a clerical mistake, calculation error, computer error, printing error or similar error, Borrower will, upon demand by Lender re-execute any such documents as are necessary or appropriate to correct any such error and Lender will have no liability to Borrower or any other Person as a result of such error.  If this Note or the Security Instrument are lost, stolen, mutilated or destroyed and Lender delivers to Borrower an indemnification agreement reasonably indemnifying Borrower against any loss or liability resulting therefrom, Borrower will execute and deliver to Lender a replacement thereof in form

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and content identical to the original document which will have the effect of the original for all purposes.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

4

                DATED as of the day and year first above written.

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
Name:	Kenneth A. Richieri
Title:	Manager

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the          day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

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EXHIBIT X

FIRST MORTGAGE

MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

Dated:  March    , 2009

among

NYT REAL ESTATE COMPANY LLC,

a New York limited liability company

with an address at:

c/o The New York Times Company

620 Eighth Avenue

New York, New York 10018

(the “Mortgagor”)

AND

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE
STATE DEVELOPMENT CORPORATION,

a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation

with an address at:

633 Third Avenue

New York, New York 10017

(“ESDC”), as co- mortgagee,

AND

620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP,

a Delaware limited partnership

with an address at:

c/o W.P. Carey & Co. LLC

50 Rockefeller Plaza

New York, New York 10020

Attn.:  Director, Asset Management

(the “Mortgagee”) , as co- mortgagee,

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The land affected by the within instrument lies in:

Block:	1012
Lots:	1001, 1003, 1009 through 1027, and 1035 (formerly part of Lot 1)
Addresses:	620-628 8th Avenue,
263-267 and 241-261 West 40th Street,
24S2-244 West 41st Street,
231-235 West 40th Street,
248-256, 260-262 and 268 West 41st Street
634 and 630-632 8th Avenue,
New York, New York
County:	New York

RECORD AND RETURN TO:

Reed Smith LLP

599 Lexington Avenue, 29th Floor

New York, New York 10022

Attn:  Joseph M. Marger, Esq.

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MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (herein “Mortgage”) is made this ____ day of March, 2009, among NYT REAL ESTATE COMPANY LLC, a New York limited liability company, whose address is c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 (herein “Mortgagor”), NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, New York, New York 10017 (“ESDC”) as co- mortgagee, and 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, as co-mortgagee (herein “Mortgagee”).

W I T N E S S E T H:

To secure the payment of an indebtedness in the principal sum of ONE HUNDRED SEVENTY FIVE MILLION AND 00/100 DOLLARS ($175,000,000.00), in lawful money of the United States of America, to be paid with interest (said indebtedness, interest and all other sums which may or shall become due hereunder being hereinafter collectively referred to as the “Debt”) according to a certain promissory note dated the date hereof given by Mortgagor to Mortgagee (hereinafter referred to as the “Note”), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the property in the County of New York, State of New York, known as consisting of certain leasehold condominium units in the property known as 620-628 8th Avenue, 263-267 and 241-261 West 40th Street, 242-244 West 41st Street, 231-235 West 40th Street, 248-256, 260-262 and 268 West 41st Street, 634 and 630-632 8th Avenue, New York, New York (which address is provided for reference only and shall in no way limit the description of the real and personal property otherwise described below), described as follows, whether now existing or hereafter acquired (all of the property described in all parts below is called the “Mortgaged Property”):

(A)          Condominium Units.  The leasehold condominium units and undivided interest in the Condominium common elements appurtenant thereto all as more particularly described in Exhibit “A” attached hereto (collectively, the “Unit”), all located in the building known as “The New York Times Building” having a street address of 620 Eighth Avenue, New York, New York (the “Building”).  The land upon which the Building is constructed and which constitutes a part of the Condominium is herein referred to as the “Land”; and

(B)           Leasehold.  The leasehold estate created by the Severance Lease (the “Severance Lease”) described on Exhibit B attached hereto; any and all options to purchase, rights of first refusal and renewal options with respect to the Severance Lease or any real or personal property covered thereby, or any portion thereof or any interest therein; any and all greater estate in such real or personal property (including but not limited to the fee estate) as may subsequently be

3

acquired by or released to Mortgagor, whether under the Severance Lease or otherwise; any and all interest, estate and other claims, both in law and equity, that Mortgagor now has or may hereafter acquire in and to any such real or personal property; and any and all other rights and interests of Mortgagor arising under or as a result of the Severance Lease; and

(C)           Improvements, Appurtenances and Fixtures.  All Appurtenances (hereinafter defined) and any structures and other improvements now or hereafter constructed within the Unit or which are located on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents (as defined below) (collectively, the “Improvements”).  All the fixtures, machinery, equipment and other property described in Exhibit “B” hereto located within the Unit or on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents, but specifically excluding Mortgagor’s Personal Property (hereinafter defined); and

(D)          Enforcement and Collection.  Any and all rights of Mortgagor without limitation to make claim for, collect, receive and receipt for any and all rents, income, revenues, issues, earnest money, deposits, refunds (including but not limited to refunds from property taxing authorities, utilities and insurers), royalties, and profits, including mineral, oil and gas rights and profits, insurance proceeds of any kind (whether or not Mortgagee requires such insurance and whether or not Mortgagee is named as an additional insured or loss payee of such insurance), condemnation awards and other moneys, payable or receivable from or on account of any of the Premises, including interest thereon, or to enforce all other provisions of any other agreement (including those described in (B) above) affecting or relating to any of the Premises, to bring any suit in equity, action at law or other proceeding for the collection of such moneys or for the specific or other enforcement of any such agreement, award or judgment, in the name of Mortgagor or otherwise, and to do any and all things that Mortgagor is or may be or become entitled to do with respect thereto, provided, however, that no obligation of Mortgagor under the provisions of any such agreements, awards or judgments shall be impaired or diminished by virtue hereof, nor shall any such obligation be imposed upon Mortgagee; and

(E)           Accounts and Income.  Any and all rights of Mortgagor in any and all accounts, rights to payment, contract rights, chattel paper, documents, instruments, licenses, contracts, agreements and general intangibles relating to any of the Premises; and

(F)           Leases.  All of Mortgagor’s rights as landlord in and to all existing and future leases and tenancies, whether written or oral and whether for a definite term or month to month or otherwise, now or hereafter demising all or any portion of the Mortgaged Property, including all renewals and extensions thereof and all rents, deposits and other amounts received or receivable thereunder, and including all guaranties, supporting obligations, letters of credit (whether tangible or electronic) and letter of credit rights guaranteeing or supporting any such lease or tenancy (in accepting this Mortgage Mortgagee assumes no liability for the performance of any such lease); and

(G)           Books and Records.  All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in

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connection with the operation of the Premises, but specifically excluding Mortgagor’s Personal Property; and

(H)          Proceeds.  All proceeds resulting or arising from the foregoing.

Mortgagor covenants that Mortgagor is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Mortgaged Property (and that the Severance Lease is in full force and effect without modification and without default on the part of either lessor or lessee thereunder), that the Mortgaged Property is unencumbered, and that Mortgagor will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any Permitted Exceptions (hereinafter defined).

PROVIDED, HOWEVER, that the term “Mortgaged Property” shall exclude the following which shall not be subject to the lien of this Mortgage:

(i)            Any existing cause of action, or damage claim, of or against Mortgagor;

(ii)           All rights and interests of Mortgagor with respect to any amounts due Mortgagor with respect to the Mortgaged Property and arising prior to the date of this Mortgage (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Mortgaged Property) to the extent attributable to periods prior to the date of this Mortgage;

(iii)          All rights and interests of Mortgagor with respect to and appurtenant to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the “Excluded Units”);

(iv)          All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups; and

(v)           All right, title and interest of Mortgagor in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Mortgagor and First New York Partners Management, LLC dated as of January 4, 2007, and (ii) that certain Management Agreement relating to the Excluded Units between Mortgagor and First New York Partners Management, LLC dated as of April      , 2008.

As used herein, the following terms shall have the following meanings:

“Appurtenances” shall mean all tenements, hereditaments, easements, rights-of-way, rights, privileges in and to the Building or the Land, including (a) easements over other lands granted by any conditions, covenants, restrictions, easements, declarations, licenses and other agreements as may now or hereafter affect the Mortgaged Property, (b) any streets, ways, alleys,

5

vaults, gores or strips of land adjoining the Land and (c) any and all rights to the use or enjoyment of, or access to, any other portion of the Condominium under the terms or provisions of the Condominium Documents, the Severance Lease and/or the Ground Lease (hereinafter defined).

“Mortgagor’s Personal Property” shall mean all furniture, furnishings equipment and other personal property of Mortgagor, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Improvements and any other personal property owned by Mortgagor or a sublessee of Mortgagor or other occupant of the Mortgaged Property; provided that in no case shall Mortgagor’s Personal Property  include fixtures or built-in heating, ventilating, air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Mortgaged Property.

“Condominium Documents” shall mean collectively, (i) the Declaration (hereinafter defined), and all the terms and provisions thereof, and (ii) the Bylaws (hereinafter defined) and (iii) any rules or regulations adopted under the Declaration or the Bylaws, in each case, now or hereafter in effect and as same may be amended, restated, modified or supplemented from time to time.

“Ground Lease” shall mean that certain Agreement of Lease, dated as of December 12, 2001, between 42nd Street Development Project, Inc., as landlord, and The New York Times Building LLC, as tenant with respect to certain land more particularly described in Exhibit “A” attached hereto as the land area of the Condominium and all improvements then or thereafter located thereon, as evidenced by Memorandum of Agreement of Lease, including an Option to Purchase, between 42nd Street Development Project, Inc. and The New York Times Building LLC, dated December 12, 2001, recorded in the Office of the City Register, New York County on October 24, 2003 as CRFN 2003000433122, as amended by Letter Agreement dated April 8, 2004 (as cited in Lease Assignment made by and between The New York Times Building LLC and 42nd St. Development Project, Inc. under CRFN 2006000644732), as further amended by Lease Assignment (Assignment and Assumption Agreement) made by and between The New York Times Building LLC (assignor) and 42nd St. Development Project, Inc. (assignee) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644732, and as further amended by Amended and Restated Agreement of Lease by and between 42nd St. Development Project, Inc. (landlord) and 42nd St. Development Project, Inc. (tenant) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644736 and further amended by First Amendment to Amended and Restated Agreement of Lease dated January 29, 2007 and recorded in the Office of the City Register, New York County as CRFN 2007000100154, as the same may be amended from time to time.

TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever.

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PROVIDED, ALWAYS, and these presents are upon this express condition, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, then these presents and the estate hereby granted shall cease, determine and be void.

AND Mortgagor covenants with and represents and warrants to Mortgagee as follows:

1.     Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Note.

2.     Warranty of Title. Mortgagor warrants that Mortgagor has good, marketable and insurable title to the Mortgaged Property and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses a leasehold estate in the premises created by the Severance Lease and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those which are approved by Mortgagee or given by Mortgagor to Mortgagee covering the Mortgaged Property (the “Permitted Exceptions”) and that this Mortgage is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to the Permitted Exceptions. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.  By its acceptance of this Mortgage, Mortgagee acknowledges that, and consents to, after the recordation of this Mortgage Mortgagor recording as a lien which is junior and subordinate to the lien of this Mortgage, as the same may be amended, extended, supplemented or modified from time to time, that certain Wrap-Around Mortgage, Assignment of Rents, Security Agreement and Fixture Filing to be entered into subsequently to the entry of this Mortgage by Mortgagor in favor of 620 EIGHTH NYT (NY) LIMITED PARTNERSHIP.

3.     Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

4.     No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

5.     Documentary Stamps.  If at any time the United States of America, any state thereof or any governmental subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Mortgage, Mortgagor will pay for the same, with interest and penalties thereon, if any.

6.     Acceleration; Appointment of Receiver.  Upon the occurrence and during the continuance of any default beyond applicable notice and cure periods under the Note, all the Debt

7

shall become immediately due and payable, without notice or demand, at the option of Mortgagee and Mortgagee may foreclose this Mortgage or otherwise realize upon the Mortgaged Property as permitted under applicable law.  Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

7.     Liability . If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

8.     Construction. The terms of this Mortgage shall be governed by and construed in accordance with the laws of the State of New York.

9.     Security Agreement. This Mortgage constitutes both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage, has granted to Mortgagee, as security for the Debt, a security interest in the Equipment. If Mortgagor shall default under the Note or this Mortgage, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise, immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code.

10.   Fixture Filing.  This Mortgage constitutes a financing statement, filed as a fixture filing in the real estate records of the county of the state in which the real property described in Exhibit A is located, with respect to any and all fixtures included within the list of improvements and fixtures described in Section (C) of the preambles of this Mortgage and to any goods or other personal property that are now or hereafter will become a part of the Mortgaged Property as fixtures.

11.   Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

12.   Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage and any security instrument with respect to the Mortgaged Property, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage or any security instrument with respect to the Mortgaged Property. Mortgagor shall hold harmless and indemnify Mortgagee, its

8

successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

13.   Marshalling. Mortgagor waives and releases any right to have the Mortgaged Property marshalled.

14.   Authority. Mortgagor (and the undersigned representative of Mortgagor) has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor’s part to be performed.

15.   Inapplicable Provisions. If any term, covenant or condition of the Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

16.   No Oral Change. This Mortgage may only be modified or amended by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee.

17.   Trust Fund. Pursuant to Section 13 of the Lien Law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

18.   Commercial Property. This Agreement does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units.

19.   Maximum Principal Indebtedness. The maximum amount of principal secured hereby or which under any contingency may be secured hereby is ONE HUNDRED SEVENTY FIVE MILLION AND 00/100 DOLLARS ($175,000,000.00).

20.   Nonrecourse Obligations.  Subject to the qualifications that this Mortgage and the estate of the Mortgagor in the Property shall continue to secure the Note, the Mortgagor shall be liable for payment and performance of all of the obligations, covenants and agreements under the Note to the full extent (but only to the extent) of the estate of the Mortgagor in the Mortgaged Property.  If a default occurs in the timely and proper payment of any portion of the Note, except to the extent set forth above in this paragraph 20, Mortgagor shall not be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees due under the Note.

21.   Assignment Upon Refinancing.  Upon written request of Mortgagor in connection with a refinancing of the Debt or transfer or sale of the Mortgaged Property, Mortgagee shall assign this Mortgage, without recourse, warranty or representation whatsoever to the refinancing lender upon (a) payment of a sum equal to all monies or indebtedness outstanding under the Note and this Mortgage, including but not limited to, the Debt, all interest accrued thereon,

9

Mortgagee’s standard assignment fee as in effect at the time of such assignment and payment of all costs and expenses (including, without limitation, reasonable outside attorneys’ fees) incurred in connection with the assignment of this Mortgage, and (b) Mortgagor’s delivery to Mortgagee of an affidavit pursuant to Section 275 of the New York Real Property Law and such other documents and instruments as Mortgagee may reasonably request.

22.           Recognized Mortgage.  Notwithstanding anything herein to the contrary, (A) insurance proceeds/condemnation awards with respect to the Property shall not be disposed or applied in a manner inconsistent with the terms of that certain Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Mortgagor and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”); (B) Mortgagee shall provide written notice to 42DP of any defaults under this Mortgage in accordance with Paragraph 31(c) of the Severance Lease and shall permit 42DP the right to cure any such default and upon such cure 42DP shall be subrogated to the rights of the Mortgagee to the extent of such cure; (C) this Mortgage shall not be modified, amended, extended or consolidated without delivering a copy thereof to 42DP; (D) this Mortgage shall not extend to, affect, or be a lien or encumbrance upon, the estate and interest of 42DP in the Demised Premises or the Common Elements (as such terms are defined in the Severance Lease), in the Severance Lease or any part thereof; (E) this Mortgage shall at all times be subject and subordinate to (i) the Severance Lease, and (ii) the Condominium Documents and to the Board of Managers’ Liens, the NYTC Board of Managers’ Liens and the FC Board of Managers’ Liens (as such terms are defined in the Condominium Documents); and (F) the Mortgagee (and its successors and assigns) will take title to the Mortgaged Property subject to the Condominium Documents.

23.           Co-Mortgagee.  ESDC (i) is acting under this Mortgage as co-mortgagee solely for the purpose of making available to the Mortgagor an exemption from mortgage recording tax, (ii) has no beneficial interest in or discretionary authority whatsoever as co-mortgagee hereunder or under the Note and pursuant to the provisions of Paragraph 24 of this Mortgage, effective immediately after the recording of this Mortgage, is resigning as co-mortgagee and assigning to Mortgagee, all of its right, title and interest in and to this Mortgage and (iii) has no obligations, responsibilities or liabilities whatsoever under this Mortgage or the Note other than to (x) record this Mortgage in the City Register’s Office and (y) perform its obligations under Paragraph 24 of this Mortgage.

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24.           Assignment.

                (a)           In consideration of the making of the Note by Mortgagee to the Mortgagor and for other good and valuable consideration, receipt and sufficiency of which hereby are acknowledged, effective immediately after the recording of this Mortgage, automatically and without further action by ESDC, ESDC shall and does hereby resign as co-mortgagee hereunder and assign unto Mortgagee, all of ESDC’s right, title and interest under this Mortgage as co-mortgagee, such assignment being made without recourse, representation or warranty by ESDC, in any case or event or for any purpose whatsoever.

                (b)           By executing this Mortgage, effective immediately after the recording of this Mortgage, automatically and without further action by Mortgagee, (i) Mortgagee consents to and accepts ESDC’s resignation pursuant to this Paragraph 24, (ii) Mortgagee accepts the assignment by ESDC of all of ESDC’s right, title and interest under this Mortgage as co-mortgagee hereunder and (iii) Mortgagee, as successor mortgagee, does assume and agree to be bound by all of the terms and conditions of this Mortgage, and all of the obligations under this Mortgage applicable to it in such capacity as mortgagee hereunder.

                (c)           The foregoing assignment and assumption shall be and is self-executing, effective immediately after the recording of this Mortgage, automatically and without more, and no further act shall be or is required by any of the parties to this Mortgage to effectuate the foregoing assignment and assumption.  In confirmation of the foregoing, the parties shall execute a separate assignment of this Mortgage, which is intended to be recorded in the City Register’s Office, after the recording of this Mortgage.

                (d)           The Mortgagor acknowledges that ESDC is entering into this Mortgage as co-mortgagee solely as an accommodation to the Mortgagor and Mortgagee and that ESDC shall have absolutely no obligations, responsibilities or liabilities hereunder whatsoever to the Mortgagor, the Mortgagee and/or any third parties other than to record this Mortgage in the City Register’s Office.

                (e)           Mortgagor indemnifies, defends and holds ESDC and Mortgagee harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands, including without limitation, reasonable attorneys fees, court costs and disbursements, arising from or relating to ESDC’s acting as co-mortgagee hereunder.

*   *   *   *   *   *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Mortgagor, ESDC and Mortgagee have duly executed this Mortgage the day and year first above written.

MORTGAGOR:

NYT REAL ESTATE COMPANY LLC,
a New York limited liability company

By:
Name:	Kenneth A. Richieri
Title:	Manager

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the      day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

12

CO-MORTGAGEE:

620 EIGHTH LENDER NYT (NY) LIMITED
PARTNERSHIP, a Delaware limited partnership

	By:	620 EIGHTH GP NYT (NY) LLC,
a Delaware limited liability company,
its general partner

		By:	CPA:17 LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By: CORPORATE PROPERTY
ASSOCIATES 17 — GLOBAL
INCORPORATED, a Maryland
corporation, its general partner

By:
Name:	Jason E. Fox
Title:	Executive Director

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the      day of March, in the year 2009, before me, the undersigned, personally appeared Jason E. Fox, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

13

CO-MORTGAGEE:

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION

By:
Name:
Title:

STATE OF NEW YORK	)
)ss.:
COUNTY OF NEW YORK	)

On the       day of March, in the year 2009, before me, the undersigned, personally appeared                          , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

14

Exhibit A

Property Description

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

16

Exhibit B

Severance Lease

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company (“NYTB”), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, a memorandum of which was recorded in the Office of the City Register of the City of New York on October 24, 2003 as CRFN 2003000433125, as amended by NYTB’s interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. (“42DP”), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease (NYT) dated as of January 29, 2007 between 42DP and Mortgagor and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Mortgagor and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the “Severance Lease”).

17

EXHIBIT Y

FIRST MORTGAGE UCC-1

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

REED SMITH LLP

599 Lexington Avenue, 29th Floor

New York, NY 10022

Attention:  Ziad Hammodi, Esq.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME- insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME

NYT REAL ESTATE COMPANY LLC
OR
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c.MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

c/o The New York Times Company 620 Eighth Ave.			New York	NY	10018	USA

1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION New York	1g. ORGANIZATIONAL ID #, if any 13-1102020		☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		☐ NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
3a. ORGANIZATION’S NAME

620 EIGHT LENDER NYT (NY) LIMITED PARTNERSHIP
OR
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

c/o W.P. Carey & Co., LLC 50 Rockefeller Plaza, 2nd I			New York	NY	10020	USA

4. This FINANCING STATEMENT covers the following collateral:

See Exhibit A attached hereto.

5. ALTERNATIVE DESIGNATION [if applicable]:	☐ LESSEE/LESSOR	☐ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR	☐ SELLER/BUYER	☐ AG. LIEN	☐ NON-UCC FILING
6. ☒ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]		☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

NY County Clerk

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

1

Instructions for UCC Financing Statement (Form UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all Instructions, especially Instruction 1; correct Debtor name is crucial. Follow Instructions completely.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgment, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete item 7 (after reading Instruction 7 below) and send Search Report Copy, otherwise detach. Always detach Debtor and Secured Party Copies.

If you need to use attachments, you are encouraged to use either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP).

A.  To assist filing offices that might wish to communicate with filer, filer may provide information in item A. This item is optional.

B.   Complete item B if you want an acknowledgment sent to you. If filing in a filing office that returns an acknowledgment copy furnished by filer, present simultaneously with this form a carbon or other copy of this form for use as an acknowledgment copy.

1.      Debtor name: Enter only one Debtor name in item 1, an organization’s name (1a) or an individual’s name (1b). Enter Debtor’s exact full legal name. Don’t abbreviate.

1a.    Organization Debtor. “Organization” means an entity having a legal identity separate from its owner. A partnership is an organization; a sole proprietorship is not an organization, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered organization (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtor’s current filed charter documents to determine Debtor’s correct name, organization type, and jurisdiction of organization.

1b.    Individual Debtor. “Individual” means a natural person; this includes a sole proprietorship, whether or not operating under a trade name. Don’t use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman’s personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor’s family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box.

For both organization and individual Debtors: Don’t use Debtor’s trade name, DBA, AKA, FKA, Division name, etc. in place of or combined with Debtor’s legal name; you may add such other names as additional Debtors if you wish (but this is neither required nor recommended).

1c.    An address is always required for the Debtor named in 1a or 1b.

1d.    Reserved for Financing Statements to be filed in North Dakota or South Dakota only. If this Financing Statement is to be filed in North Dakota or South Dakota, the Debtor’s taxpayer identification number (tax ID#) — social security number or employer identification number must be placed in this box.

1e,f,g. “Additional information re organization Debtor” is always required. Type of organization and jurisdiction of organization as well as Debtor’s exact legal name can be determined from Debtor’s current filed charter document. Organizational ID #, if any, is assigned by the agency where the charter document was filed; this is different from tax ID #; this should be entered preceded by the 2-character U.S. Postal identification of state of organization if one of the United States (e.g., CA12345, for a California corporation whose organizational ID # is 12345); if agency does not assign organizational ID #, check box in item 1g indicating “none.”

Note: If Debtor is a trust or a trustee acting with respect to property held in trust, enter Debtor’s name in item 1 and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a decedent’s estate, enter name of deceased individual in item 1b and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a transmitting utility or this Financing Statement is filed in connection with a Manufactured-Home Transaction or a Public-Finance Transaction as defined in applicable Commercial Code, attach Addendum (Form UCC1Ad) and check appropriate box in item 18.

2.      If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names.

3.      Enter information for Secured Party or Total Assignee, determined and formatted per Instruction 1. To include further additional Secured Parties, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names. If there has been a total assignment of the Secured Party’s interest prior to filing this form, you may either (1) enter Assignor S/P’s name and address in item 3 and file an Amendment (Form UCC3) [see item 5 of that form]; or (2) enter Total Assignee’s name and address in item 3 and, if you wish, also attaching Addendum (Form UCC1Ad) giving Assignor S/P’s name and address in item 12.

4.      Use item 4 to indicate the collateral covered by this Financing Statement. If space in item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

5.      If filer desires (at filer’s option) to use titles of lessee and lessor, or consignee and consignor, or seller and buyer (in the case of accounts or chattel paper), or ballee and bailor instead of Debtor and Secured Party, check the appropriate box in item 5. If this is an agricultural lien (as defined in applicable Commercial Code) filing or is otherwise not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item 5, complete items 1-7 as applicable and attach any other items required under other law.

6.      If this Financing Statement is filed as a fixture filing or if the collateral consists of timber to be cut or as-extracted collateral, complete items 1-5, check the box in item 6, and complete the required information (items 13, 14 and/or 15) on Addendum (Form UCC1Ad).

7.      This item is optional. Check appropriate box in item 7 to request Search Report(s) on all or some of the Debtors named in this Financing Statement. The Report will list all Financing Statements on file against the designated Debtor on the date of the Report, including this Financing Statement. There is an additional fee for each Report. If you have checked a box in item 7, file Search Report Copy together with Filing Officer Copy (and Acknowledgment Copy). Note: Not all states do searches and not all states will honor a search request made via this form; some states require a separate request form.

8.      This item is optional and is for filer’s use only. For filer’s convenience of reference, filer may enter in item 8 any identifying information (e.g., Secured Party’s loan number, law firm file number, Debtor’s name or other identification, state in which form is being filed, etc.) that filer may find useful.

2

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

Collateral is as follows:

(A)          All of Debtor’s right, title and interest to the leasehold condominium units (the “Condominium Units”) in The New York Times Building Condominium (the “Condominium”), as more particularly described on Schedule 1 attached hereto and Debtor’s undivided interest in the Condominium common elements appurtenant to the Condominium Units.  The parcel of land on which the Condominium is located, as more particularly described below is hereinafter called the “Real Property”,  and the building in which the Condominium Units are located  (i.e., 620 Eighth Avenue, New York, New York), together with all other structures and improvements situated on, or affixed or appurtenant to the Real Property, are collectively herein called  the “Building”;

(B)           All of Debtor’s right, title and interest appurtenant to the Condominium Units in and to any fixtures, equipment and machinery affixed to the Building and used solely for the operation of the Building (such as, by way of example, HVAC, plumbing, electrical, mechanical and fire safety fixtures, machinery and equipment, fire safety equipment) (the “Additional Property”), but the Additional Property shall exclude the Debtor’s Personal Property (hereinafter defined); and

(C)           All of Debtor’s right, title and interest appurtenant to the Condominium Units in and to (a) any assignable guaranties, warranties, certificates, rights and privileges relating to the Condominium Units or the Additional Property in effect on the date hereof, (b) any assignable licenses and permits relating to the Land, the Building or the Additional Property in effect on the date hereof, (c) any drawings, plans or specifications relating to the Building or the Additional Property to the extent in Debtor’s possession or control on the date hereof, (d) any site plans, surveys, environmental reports, architectural renderings, engineering plans and studies and floor plans relating to the Land, the Building or the Additional Property to the extent in Debtor’s possession or control on the date hereof, and (e) all utility, service, maintenance and other similar contracts relating to the Land, the Building or the Additional Property in effect on the date hereof (the “Intangible Property”).

All of the items referred to in paragraphs A, B and C above are collectively referred to as the “Property.”  The term “Property” shall exclude the following:

(1)           Any existing cause of action, or damage claim, of or against Debtor.

(2)           All rights and interests of Debtor with respect to any amounts due Debtor with respect to the Property and arising prior to the date hereof (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property) to the extent attributable to periods prior to the date hereof.

3

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

(3)           All rights and interests of Debtor with respect to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the “Excluded Units”).

(4)           All furniture, furnishings equipment and other personal property of Debtor, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Building and any other personal property owned by Debtor or a sublessee of Debtor or other occupant of the Property (collectively, “Debtor’s Personal Property”); provided that in no case shall Debtor’s Personal Property include fixtures or built-in heating, ventilating, air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Property.

(5)           All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups.

(6)           All right, title and interest of Debtor in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Debtor and First New York Partners Management, LLC dated as of January 4, 2007, as amended, and (ii) that certain Management Agreement relating to the Excluded Units between Debtor and First New York Partners Management, LLC dated as of April 4, 2008.

4

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

Schedule 1

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

5

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

6

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

Remainder of Page Intentionally Left Blank

7

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

The legal description of the Real Property referred to above is as follows:

THE REAL PROPERTY REFERRED TO HEREIN IS ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK STATE OF NEW YORK, DESCRIBED AS FOLLOWS:

SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF.

Block: 1012

Lots:   1001, 1003, 1009 through 1027, and 1035       (formerly part of Lot 1)

Addresses:	620-628 8th Avenue,
263-267 and 241-261 West 40th Street,
242-244 West 41st Street,
231-235 West 40th Street,
248-256, 260-262 and 268 West 41st Street
634 and 630-632 8th Avenue,
New York, New York

County:	New York

END OF LEGAL DESCRIPTION

8

EXHIBIT Z

WRAP MORTGAGE UCC-1

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

REED SMITH LLP

599 Lexington Avenue, 29th Floor

New York, NY 10022

Attention:  Ziad Hammodi, Esq.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME- insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME

NYT REAL ESTATE COMPANY LLC

OR	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

c/o The New York Times Company 620 Eighth Ave.			New York	NY	10018	USA

1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION LLC	1f. JURISDICTION OF ORGANIZATION New York	1g. ORGANIZATIONAL ID #, if any
				13-1102020		☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
☐ NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
3a. ORGANIZATION’S NAME

620 EIGHT NYT (NY) LIMITED PARTNERSHIP

OR	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

c/o W.P. Carey & Co., LLC 50 Rockefeller Plaza, 2nd I			New York	NY	10020	USA

4. This FINANCING STATEMENT covers the following collateral:

See Exhibit A attached hereto

5. ALTERNATIVE DESIGNATION [if applicable]:	☐ LESSEE/LESSOR	☐ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR	☐ SELLER/BUYER	☐ AG. LIEN	☐ NON-UCC FILING

6. ☒ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]		☐ All Debtors	☐ Debtor 1	☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

NY County Clerk

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

1

Instructions for UCC Financing Statement (Form UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all Instructions, especially Instruction 1; correct Debtor name is crucial. Follow Instructions completely.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgment, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete item 7 (after reading Instruction 7 below) and send Search Report Copy, otherwise detach. Always detach Debtor and Secured Party Copies.

If you need to use attachments, you are encouraged to use either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP).

A. To assist filing offices that might wish to communicate with filer, filer may provide information in item A. This item is optional.

B. Complete item B if you want an acknowledgment sent to you. If filing in a filing office that returns an acknowledgment copy furnished by filer, present simultaneously with this form a carbon or other copy of this form for use as an acknowledgment copy.

1.      Debtor name: Enter only one Debtor name in item 1, an organization’s name (1a) or an individual’s name (1b). Enter Debtor’s exact full legal name. Don’t abbreviate.

1a.    Organization Debtor. “Organization” means an entity having a legal identity separate from its owner. A partnership is an organization; a sole proprietorship is not an organization, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered organization (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtor’s current filed charter documents to determine Debtor’s correct name, organization type, and jurisdiction of organization.

1b.    Individual Debtor. “Individual” means a natural person; this includes a sole proprietorship, whether or not operating under a trade name. Don’t use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman’s personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor’s family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box.

For both organization and individual Debtors: Don’t use Debtor’s trade name, DBA, AKA, FKA, Division name, etc. in place of or combined with Debtor’s legal name; you may add such other names as additional Debtors if you wish (but this is neither required nor recommended).

1c.    An address is always required for the Debtor named in 1a or 1b.

1d.    Reserved for Financing Statements to be filed in North Dakota or South Dakota only. If this Financing Statement is to be filed in North Dakota or South Dakota, the Debtor’s taxpayer identification number (taxID#) — social security number or employer identification number must be placed in this box.

1e,f,g. “Additional information re organization Debtor” is always required. Type of organization and jurisdiction of organization as well as Debtor’s exact legal name can be determined from Debtor’s current filed charter document. Organizational ID #, if any, is assigned by the agency where the charter document was filed; this is different from tax ID #; this should be entered preceded by the 2-character U.S. Postal identification of state of organization if one of the United States (e.g., CA12345, for a California corporation whose organizational ID # is 12345); if agency does not assign organizational ID #, check box in item 1g indicating “none.”

Note: If Debtor is a trust or a trustee acting with respect to property held in trust, enter Debtor’s name in item 1 and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a decedent’s estate, enter name of deceased individual in item 1b and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a transmitting utility or this Financing Statement is filed in connection with a Manufactured-Home Transaction or a Public-Finance Transaction as defined in applicable Commercial Code, attach Addendum (Form UCC1Ad) and check appropriate box in item 18.

2.      If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names.

3.      Enter information for Secured Party or Total Assignee, determined and formatted per Instruction 1. To include further additional Secured Parties, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names. If there has been a total assignment of the Secured Party’s interest prior to filing this form, you may either (1) enter Assignor S/P’s name and address in item 3 and file an Amendment (Form UCC3) [see item 5 of that form]; or (2) enter Total Assignee’s name and address in item 3 and, if you wish, also attaching Addendum (Form UCC1Ad) giving Assignor S/P’s name and address in item 12.

4.      Use item 4 to indicate the collateral covered by this Financing Statement. If space in item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

5.      If filer desires (at filer’s option) to use titles of lessee and lessor, or consignee and consignor, or seller and buyer (in the case of accounts or chattel paper), or bailee and bailor instead of Debtor and Secured Party, check the appropriate box in item 5. If this is an agricultural lien (as defined in applicable Commercial Code) filing or is otherwise not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item 5, complete items 1-7 as applicable and attach any other items required under other law.

6.      If this Financing Statement is filed as a fixture filing or if the collateral consists of timber to be cut or as-extracted collateral, complete items 1-5, check the box in item 6, and complete the required information (items 13, 14 and/or 15) on Addendum (Form UCC1Ad).

7.      This item is optional. Check appropriate box in item 7 to request Search Report(s) on all or some of the Debtors named in this Financing Statement. The Report will list all Financing Statements on file against the designated Debtor on the date of the Report, including this Financing Statement. There is an additional fee for each Report. If you have checked a box in item 7, file Search Report Copy together with Filing Officer Copy (and Acknowledgment Copy). Note: Not all states do searches and not all states will honor a search request made via this form; some states require a separate request form.

8.      This item is optional and is for filer’s use only. For filer’s convenience of reference, filer may enter in item 8 any identifying information (e.g., Secured Party’s loan number, law firm file number, Debtor’s name or other identification, state in which form is being filed, etc.) that filer may find useful.

2

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

Collateral is as follows:

(A)          All of Debtor’s right, title and interest to the leasehold condominium units (the “Condominium Units”) in The New York Times Building Condominium (the “Condominium”), as more particularly described on Schedule 1 attached hereto and Debtor’s undivided interest in the Condominium common elements appurtenant to the Condominium Units.  The parcel of land on which the Condominium is located, as more particularly described below is hereinafter called the “Real Property”,  and the building in which the Condominium Units are located (i.e., 620 Eighth Avenue, New York, New York), together with all other structures and improvements situated on, or affixed or appurtenant to the Real Property, are collectively herein called the “Building”;

(B)           All of Debtor’s right, title and interest appurtenant to the Condominium Units in and to any fixtures, equipment and machinery affixed to the Building and used solely for the operation of the Building (such as, by way of example, HVAC, plumbing, electrical, mechanical and fire safety fixtures, machinery and equipment, fire safety equipment) (the “Additional Property”), but the Additional Property shall exclude the Debtor’s Personal Property (hereinafter defined); and

(C)           All of Debtor’s right, title and interest appurtenant to the Condominium Units in and to (a) any assignable guaranties, warranties, certificates, rights and privileges relating to the Condominium Units or the Additional Property in effect on the date hereof, (b) any assignable licenses and permits relating to the Land, the Building or the Additional Property in effect on the date hereof, (c) any drawings, plans or specifications relating to the Building or the Additional Property to the extent in Debtor’s possession or control on the date hereof, (d) any site plans, surveys, environmental reports, architectural renderings, engineering plans and studies and floor plans relating to the Land, the Building or the Additional Property to the extent in Debtor’s possession or control on the date hereof, and (e) all utility, service, maintenance and other similar contracts relating to the Land, the Building or the Additional Property in effect on the date hereof (the “Intangible Property”).

All of the items referred to in paragraphs A, B and C above are collectively referred to as the “Property.”  The term “Property” shall exclude the following:

(1)           Any existing cause of action, or damage claim, of or against Debtor.

(2)           All rights and interests of Debtor with respect to any amounts due Debtor with respect to the Property and arising prior to the date hereof (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property) to the extent attributable to periods prior to the date hereof.

3

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

(3)           All rights and interests of Debtor with respect to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the “Excluded Units”).

(4)           All furniture, furnishings equipment and other personal property of Debtor, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Building and any other personal property owned by Debtor or a sublessee of Debtor or other occupant of the Property (collectively, “Debtor’s Personal Property”); provided that in no case shall Debtor’s Personal Property include fixtures or built-in heating, ventilating, air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Property.

(5)           All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups.

(6)           All right, title and interest of Debtor in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Debtor and First New York Partners Management, LLC dated as of January 4, 2007, as amended, and (ii) that certain Management Agreement relating to the Excluded Units between Debtor and First New York Partners Management, LLC dated as of April 4, 2008.

4

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

Schedule 1

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

5

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

6

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

Remainder of Page Intentionally Left Blank

7

Debtor:  NYT REAL ESTATE COMPANY, a New York limited liability company

Item No. 4 (continued) - Exhibit “A”

The legal description of the Real Property referred to above is as follows:

THE REAL PROPERTY REFERRED TO HEREIN IS ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK STATE OF NEW YORK, DESCRIBED AS FOLLOWS:

SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF.

Block: 1012

Lots:   1001, 1003, 1009 through 1027, and 1035       (formerly part of Lot 1)

Addresses:	620-628 8th Avenue,
263-267 and 241-261 West 40th Street,
242-244 West 41st Street,
231-235 West 40th Street,
248-256, 260-262 and 268 West 41st Street
634 and 630-632 8th Avenue,
New York, New York

County:	New York

END OF LEGAL DESCRIPTION

8

EXHIBIT BB

THIRD AMENDMENT TO DECLARATION

THIRD AMENDMENT
TO
DECLARATION OF LEASEHOLD CONDOMINIUM

ESTABLISHING A PLAN OF LEASEHOLD CONDOMINIUM

OWNERSHIP OF PREMISES KNOWN AS AND HAVING A STREET

ADDRESS OF 620 EIGHTH AVENUE, NEW YORK, NEW YORK

Name of Condominium:	The New York Times Building Condominium

Dated:	As of March 2009

Block:	1012

Lots:	1001-1058

Record and Return to:

Robert M. Safron, Esq.
Patterson Belknap Webb & Tyler LLP
1133 Avenue of the Americas
New York, New York 10036

1

Third Amendment to Declaration of
The New York Times Building Condominium

This Third Amendment to Declaration (this “Third Amendment”), made as of the        day of March, 2009, by FC EIGHTH AVE., LLC, having an address c/o Forest City Ratner Companies, 1 Metrotech Center North, Brooklyn, New York 11201 and NYT REAL ESTATE COMPANY LLC, having an address c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, being all of the Unit Owners of the Condominium Units located in the building known as The New York Times Building Condominium (collectively, the “Unit Owners”), do hereby declare as follows:

WHEREAS, The New York Times Building LLC was the Declarant under that certain Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises known as and having a street address of 620 Eighth Avenue, New York, New York (the “Declaration”), which Declaration was dated as of August 4, 2006, and recorded in the Office of the City Register of the City of New York (the “City Register’s Office”) on August 15, 2006 as CRFN 2006000460293, as amended by that certain First Amendment to the Declaration (the “First Amendment”), which First Amendment was dated as of January 29, 2007, and recorded in the City Register’s Office on February 8, 2007 as CRFN 2007000075106 and further amended by that certain Second Amendment to the Declaration (the “Second Amendment”), which Second Amendment was dated October 11, 2007, and recorded in the City’s Register’s Office on January 8, 2008 as CRFN 2008000008734 (the Declaration, the First Amendment and the Second Amendment are hereinafter referred to collectively as the “Declaration”);

WHEREAS, the Unit Owners wish to amend and modify certain terms of the Declaration in the manner hereinafter provided;

NOW, THEREFORE, the Declaration is hereby amended as follows:

1.             Article XIII of the Declaration entitled “Person to Receive Service” is hereby amended and restated in its entirety to read as follows:

“PERSON TO RECEIVE SERVICE

The Secretary of State of the State of New York is hereby designated to receive service of process in any action or proceeding which may be brought against the Condominium.

The Secretary of State, in such event, shall deliver a copy of any such process or notice to the Board of Managers, c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, Attention: General Counsel.  As required by the Laws, the Condominium Board shall notify the Secretary of State of any change in the person authorized to receive a copy of any process served against the Secretary of State.  The Board of Managers shall deliver promptly to each Unit Owner, Ground Lessee and each

2

Unit Owner’s Registered Mortgagee copies of any notices received by the Board of Managers pursuant to this Article XIII.”

2.             Article XX, Section 9 of the Declaration entitled “Registered Mortgagee Requirements; Rights of Registered Mortgagees” is hereby amended so as to add the following proviso to the end of clause (ii)(y) of such Section 9(a):

“; provided, however, that (1) if a mortgagee’s mortgage covers only all or part of the FC Areas constituting the FC Collective Unit (and not any of the NYTC Collective Unit), then such mortgagee need not subordinate its mortgage to the NYTC Board of Managers’ Liens in order for such mortgage to be a Registered Mortgage, (2) if a mortgagee’s mortgage covers only all or part of the NYTC Areas constituting the NYTC Collective Unit (and not any of the FC Collective Unit), then such mortgagee need not subordinate its mortgage to the FC Board of Managers’ Liens in order for such mortgage to be a Registered Mortgage, (3) if a mortgagee’s mortgage covers all or part of the FC Areas constituting the entire FC Collective Unit (and not any of the NYTC Collective Unit) and the FC Collective Unit is owned by a single Unit Owner (or a group of Unit Owners which are Affiliates) or the mortgage covers the entire FC Collective Unit (and not any of the NYTC Collective Unit) and the mortgage covering the FC Collective Unit prohibits the FC Unit Owner from selling the FC Collective Unit without such mortgagee’s consent and no such sale has occurred that has been consented to by such mortgagee, then such mortgagee need not subordinate its mortgage to the FC Board of Managers’ Liens in order for such mortgage to be a Registered Mortgage, and (4) if a mortgagee’s mortgage covers all or part of the NYTC Areas constituting the entire NYTC Collective Unit (and not any of the FC Collective Unit) and the NYTC Collective Unit is owned by a single Unit Owner (or a group of Unit Owners which are Affiliates) or the mortgage covers the entire NYTC Collective Unit (and not any of the FC Collective Unit) and the mortgage covering the NYTC Collective Unit prohibits the NYTC Unit Owner from selling the NYTC Collective Unit without such mortgagee’s consent and no such sale has occurred that has been consented to by such mortgagee, then such mortgagee need not subordinate its mortgage to the NYTC Board of Managers’ Liens in order for such mortgage to be a Registered Mortgage.”

3.             The following additional modifications are hereby made to the Declaration:

a.             The existing definition of NYTC Unit Lease is hereby deleted in its entirety and replaced with the following:

“NYTC Unit Lease” shall mean (i) that certain sublease dated as of December 12, 2001 between Declarant, as sublandlord, and NYT Real Estate Company LLC, as subtenant, a memorandum of which was

3

recorded on October 24, 2003 in the Register’s Office as CRFN2003000433125, and an amended memorandum of which will be recorded promptly following the recordation of this Declaration, as said sublease may be assigned, amended, supplemented and/or restated from time to time as permitted thereunder, (ii) that certain sublease dated as of March     , 2009 between Ground Lessee, as sublandlord, and NYT Real Estate Company LLC, as subtenant, a memorandum of which is intended to be recorded in the Register’s Office, as said sublease may be assigned, amended, supplemented and/or restated from time to time as permitted thereunder, and (iii) any new sublease entered into by Ground Lessee with a Registered Mortgagee (or its nominee or designee) in accordance with the applicable provisions of the NYTC Unit Lease described in the preceding subclauses (i) or (ii).

b.             The existing definition of Unit Leases is hereby deleted in its entirety and replaced with the following:

“Unit Leases” shall mean, collectively, the FC Unit Lease and the NYTC Unit Lease, as each may be amended, supplemented and/or restated from time to time as permitted thereunder.  The term “Unit Lease”, when used in the singular, shall refer to either the FC Unit Lease or the NYTC Unit Lease (as each may be amended, supplemented and/or restated from time to time as permitted thereunder), as appropriate.

c.             Section 2 of Article XVIII of the Declaration is hereby deleted in its entirety and replaced with the following:

Section 2.  Purchase Option Under Unit Leases.  Except as otherwise set forth in this Section 2, the decision to exercise the purchase option set forth in Article V of the Unit Leases shall be made solely by the NYTC Board of Managers on behalf of all of the NYTC Unit Owners, and if the NYTC Board of Managers on behalf of all of the NYTC Unit Owners exercises the purchase option set forth in Article V of the NYTC Unit Lease, then each NYTC Unit Owner, FC Unit Owner and the Retail Unit Owner shall simultaneously exercise the purchase option set forth in Article V of its respective Unit Lease, and thereupon each Unit Owner shall take all actions required under its respective Unit Lease in connection with the exercise of such purchase option.  If any FC Unit Owner or the Retail Unit Owner, by exercising such purchase option, will forfeit its right to reimbursement for Excess Site Acquisition Costs, then the NYTC Unit Owners shall, on the exercise of such purchase option, pay to each such FC Unit Owner and the Retail Unit Owner an amount equal to such FC Unit Owner’s and Retail Unit Owner’s forfeited Excess Site Acquisition Costs.  Notwithstanding the foregoing, if all NYTC Unit Owners have not exercised the purchase option set forth in Article V of the NYTC Unit Lease on or before the date which is five (5) years prior to the date which is 99 years after the Commencement Date (as defined in

4

the Ground Lease), then any FC Unit Owner or the Retail Unit Owner or both shall have the right to exercise the purchase option set forth in Article V of its respective Unit Lease and, in such event, each of the NYTC Unit Owners and any other remaining Unit Owners simultaneously shall exercise the corresponding purchase options under their respective Unit Leases, and thereupon such Unit Owners shall take all actions necessary or required under its respective Unit Lease in connection with the exercise of such purchase option.  In the event of the exercise of the aforesaid purchase options, the Unit Owners shall contemporaneously therewith enter into (and record in the Register’s Office) an amendment to this Declaration to convert the same to a fee condominium on substantially the terms, covenants and conditions herein contained.

d.             Each reference to “NYTC Unit Owner” in subparagraph (ii) in the last paragraph of Section 5(d) of Article XX of the Declaration and in subsections (a) and (b) of Section 8 of Article XX of the Declaration is hereby deleted in its entirety and replaced with “NYTC”.

4.             The Unit Owners hereby confirm the following:

a.             for purposes of Section 166 of Article III of the Declaration, (i) as of the date of this Third Amendment, no enclosure has been installed on the 52nd Floor and therefore there is no additional square footage to be taken into account in respect of any such enclosure, and (ii) unless and until such time (if any) as a temporary or permanent certificate of occupancy for any enclosure on the 52nd Floor has been (or under applicable Laws should have been) issued (or any earlier date that actual occupancy thereof for the conduct business commences or substantial services are being provided by the Board of Managers to such enclosure), no such additional square footage shall be taken into account in respect of any such enclosure;

b.             decisions relating to access to, egress from and foot traffic within the Common Areas (including, without limitation, those comprising or abutting the atrium on the Ground Floor) constitute Unit Owner Decisions under Section 8(xv) of Article II of the By-Laws; provided, however, that (i) NYTC Unit Owner may restrict access to the corridor between the SPE Unit stage and the atrium on the Ground Floor during events being held on the SPE Unit stage, and (ii) the atrium on the Ground Floor shall not be accessible by tenants, patrons, guests or other invitees of the Building unless a Majority in Interest of the Unit Owners so agree; and

c.             the Unit Owners shall, and shall cause their respective Managers on the Board of Managers to, cooperate with one another in good faith in order to modify the current sewer vent at the northwest corner of the Building (e.g., by extending the same) so as to eliminate venting that may be objectionable to tenants, patrons, guests and other invitees of the Building.

5

5.             By the execution hereof, each of the Ground Lessee and the Registered Mortgagee hereby approve this Third Amendment.

6.             All capitalized terms used herein which are not separately defined herein shall have the meanings given to those terms in the Declaration or the By-Laws of the Condominium.

7.             Except as amended herein, the Declaration shall remain in full force and effect.

8.             This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

6

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed as of this          day of March, 2009.

FC EIGHTH AVE., LLC, a Delaware limited liability company

	By:	FC 42 Hotel LLC, a Delaware limited liability company,
its managing member

		By:	FCDT Corp., a New York corporation,
its managing member

By:
Name:
Title

NYT REAL ESTATE COMPANY LLC

By:
Name:
Title:

APPROVED:

Ground Lessee:

42nd ST. DEVELOPMENT PROJECT, INC.

By:
Name:
Title:

Registered Mortgagee:

HSH NORDBANK AG, NEW YORK BRANCH,
as agent

By:
Name:
Title:

By:
Name:
Title:

7

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the            day of March in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                                                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the            day of March in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                                                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the            day of March in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                                                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

8

STATE OF	)
) ss.:
COUNTY OF	)

On the            day of March in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                                                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On the            day of March in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                                                               , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

9

EXHIBIT DD

ASSIGNMENT OF NEW SEVERANCE SUBLEASE

ASSIGNMENT AND ASSUMPTION OF SUBLEASE

This ASSIGNMENT AND ASSUMPTION OF SUBLEASE (the “Assignment”) dated as of March     , 2009 (the “Effective Date”) by and between NYT REAL ESTATE COMPANY LLC (“Assignor”), a New York limited liability company, having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, and NYT BUILDING LEASING COMPANY LLC (“Assignee”), a New York limited liability company, having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018.

W I T N E S S E T H :

WHEREAS, 42nd Street Development Project Inc. and Assignor have entered into that certain Agreement of Sublease (NYT-2), dated as of March     , 2009, between 42nd Street Development Project, Inc., as landlord, and Assignor, as tenant (the “New NYT Sublease”) with respect to the condominium units comprising Floors 21 through 27 of the building located at 620 Eighth Avenue, New York, New York, and their respective undivided interest in the common elements of The New York Times Building Condominium more particularly described in Exhibit A attached hereto and hereby made a part hereof and all improvements then or thereafter located thereon;

WHEREAS, Assignor wishes to assign all of its right, title and interest in and to the New NYTC Sublease to Assignee, and Assignee wishes to assume all such right, title and interest.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.             Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the New NYTC Sublease. References herein to any document or instrument shall refer to the same as it may be amended, modified, supplemented, extended, renewed or assigned.

2.             Assignor hereby assigns, grants, bargains, sells and transfers all of its right, title and interest in and to the New NYTC Sublease, together with any and all amendments, extensions and renewals thereof, and together with all rights and obligations accrued or to accrue under said New NYTC Sublease on and after the date hereof, to Assignee and its successors and assigns, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof, for all the rest of the term of the New NYTC Sublease.

3.             Assignee hereby assumes the duties and obligations and agrees to perform and comply with all of the covenants and conditions of the New NYTC Sublease to be performed or complied with by the tenant thereunder on and after the date hereof, as if Assignee had originally executed the New NYTC Sublease as the tenant thereunder.

4.             Assignee indemnifies Assignor from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements)

1

which may be imposed on the Assignor by reason of any failure by Assignee to perform any of the obligations under the New NYTC Sublease arising from and after the Effective Date.

5.             Promptly upon request of the other party, Assignor and Assignee shall each execute, acknowledge (as appropriate) and deliver to the other such other assurances and take such other actions as may be reasonably required to carry out the intent and purpose of this Assignment, provided that neither party shall incur any material additional cost, expense or obligation in connection with any act that the other party may request.

6.             This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

7.             Nothing expressed or implied in this Assignment is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment, or result in such Person being deemed a third party beneficiary of this Assignment.

8.             This Assignment shall be governed by, and construed in accordance with the laws of the State of New York.

9.             This Assignment may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

2

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Assignment as of the date first set above.

ASSIGNOR:

NYT REAL ESTATE COMPANY LLC

By:
Name:
Title: Manager

ASSIGNEE:

NYT BUILDING LEASING COMPANY LLC

By:
Name:
Title: Manager

3

STATE OF NEW YORK	)
):SS
COUNTY OF NEW YORK	)

On the          day of March in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                  personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
):SS
COUNTY OF NEW YORK	)

On the          day of March  in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                  personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Notary Public

4

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

5

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

6

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

21-A	1028	1.7819%
22-A	1029	1.7819%
23-A	1030	1.7819%
24-A	1031	1.7819%
25-A	1032	1.7819%
26-A	1033	1.7819%
27-A	1034	1.7819%

7

EXHIBIT EE

ESDC MORTGAGE ASSIGNMENT

ASSIGNMENT OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

This ASSIGNMENT OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Assignment”) is made and entered into as of the [      ] day of March, 2009 by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A EMPIRE STATE DEVELOPMENT CORPORATION, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, New York, New York 10017, as co-mortgagee (“Assignor”), to 620 EIGHT LENDER NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, as successor mortgagee (“Assignee”).

WHEREAS, Assignor is the co-mortgagee with the Assignee under that certain mortgage more particularly described on Schedule A attached hereto (the “Mortgage”) covering premises described on Schedule B attached hereto; and

WHEREAS, Assignor desires to assign, effective immediately after the recording of the Mortgage, its interest in the Mortgage and obligations(s) described in said Mortgage and the monies due or to become due thereon with interest, to Assignee.

NOW, THEREFORE, in accordance with the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does by these presents hereby, effective immediately after the recording of the Mortgage, automatically and without more, absolutely grants, bargains, sells. assigns, transfers and sets over unto Assignee, its successors, transferees and assigns forever as successor mortgagee under the Mortgage, all the right, title and interest of Assignor in and to:

TOGETHER with the obligation(s) described in said Mortgage and the monies due or to become due thereon with the interest which are absolutely granted, bargained, sold, assigned, transferred, TO HAVE AND TO HOLD the same unto the said parties and to the successors, legal representatives and assigns of the said parties forever.

This Assignment is made without representation or warranty, express or implied, and without recourse against Assignor, its predecessors, successors and assigns, in any case or event for any purpose whatsoever.

1

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

ASSIGNOR:

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A EMPIRE STATE DEVELOPMENT CORPORATION, as administrative agent

By:
	Name:	[ ]
	Title:	[ ]

ASSIGNEE:

620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a Delaware limited liability company, its general partner

By: CPA:17 LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

By: CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED, a Maryland corporation, its general partner

By:
	Name:	Jason E. Fox
	Title:	Executive Director

2

SCHEDULE A

Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by the Company to New York State Urban Development Corporation, D/B/A/ Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as co- mortgagee (“ESDC”) and Lender, as co-mortgagee, and intended to be recorded in the Office of the Register The City of New York, as assigned by Assignment of Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by ESDC to Lender and intended to be recorded in the Office of the Register The City of New York.

3

SCHEDULE B

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March     , 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

4

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

5

EXHIBIT FF

ESDC WRAP MORTGAGE ASSIGNMENT

ASSIGNMENT OF WRAP - AROUND MORTGAGE, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

This ASSIGNMENT OF WRAP - AROUND MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Assignment”) is made and entered into as of the [      ] day of March, 2009 by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A EMPIRE STATE DEVELOPMENT CORPORATION, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, New York, New York 10017, as co-mortgagee (“Assignor”), to 620 EIGHT NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, as successor mortgagee (“Assignee”).

WHEREAS, Assignor is the co-mortgagee with the Assignee under that certain mortgage more particularly described on Schedule A attached hereto (the “Mortgage”) covering premises described on Schedule B attached hereto; and

WHEREAS, Assignor desires to assign, effective immediately after the recording of the Mortgage, its interest in the Mortgage and obligations(s) described in said Mortgage and the monies due or to become due thereon with interest, to Assignee.

NOW, THEREFORE, in accordance with the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does by these presents hereby, effective immediately after the recording of the Mortgage, automatically and without more, absolutely grants, bargains, sells. assigns, transfers and sets over unto Assignee, its successors, transferees and assigns forever as successor mortgagee under the Mortgage, all the right, title and interest of Assignor in and to:

TOGETHER with the obligation(s) described in said Mortgage and the monies due or to become due thereon with the interest which are absolutely granted, bargained, sold, assigned, transferred, TO HAVE AND TO HOLD the same unto the said parties and to the successors, legal representatives and assigns of the said parties forever.

This Assignment is made without representation or warranty, express or implied, and without recourse against Assignor, its predecessors, successors and assigns, in any case or event for any purpose whatsoever.

1

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

ASSIGNOR:

NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A EMPIRE STATE DEVELOPMENT CORPORATION, as administrative agent

By:
	Name:	[ ]
	Title:	[ ]

ASSIGNEE:

620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

By: 620 EIGHTH GP NYT (NY) LLC, a Delaware limited liability company, its general partner

By: CPA:17 LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

By: CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED, a Maryland corporation, its general partner

By:
	Name:	Jason E. Fox
	Title:	Executive Director

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SCHEDULE A

Wrap-Around Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by the Company to New York State Urban Development Corporation, D/B/A/ Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as co- mortgagee (“ESDC”) and Lender, as co-mortgagee, and intended to be recorded in the Office of the Register The City of New York, as assigned by Assignment of Wrap-Around Mortgage, Security Agreement and Fixture Filing made on March       , 2009 by ESDC to Lender and intended to be recorded in the Office of the Register The City of New York.

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SCHEDULE B

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%

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EXHIBIT GG

RELEASE AS TO NEW SEVERANCE SUBLEASE

RELEASE

RELEASE, dated as of the      day of March, 2009 by 42ND ST. DEVELOPMENT PROJECT, INC., a subsidiary of New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, 33rd floor, New York, New York 10017 (“Landlord”).

W I T N E S S E T H:

WHEREAS:

A.            Pursuant to that certain Assignment and Assumption of Sublease dated of even date herewith by and between NYT Real Estate Company LLC, a New York limited liability company (“Assignor”), as assignor, and NYT Building Leasing Company LLC, a New York limited liability company (“Assignee”), as assignee (the “Assignment”), Assignor assigned to Assignee all of Assignor’s right, title and interest in and to that certain Agreement of Sublease (NYT-2) more particularly described on Exhibit A annexed hereto (the “Severance Lease”), affecting the property more particularly described on Exhibit B annexed hereto (the “Property”).

B.            Landlord is the landlord under the Severance Lease and is delivering this Release is accordance with Section 13.3(b) of the Severance Lease.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord hereby agrees as follows:

1.             All capitalized terms used herein shall have the same meaning ascribed to them in the Severance Lease, unless otherwise defined herein.

2.             Landlord hereby confirms that Assignor as tenant under the Severance Lease, is hereby released from all Obligations arising under the Severance Lease with respect to the Demised Premises arising from and after the date hereof; provided, however, the foregoing release shall not relieve Assignor from any Obligations under the Severance Lease with respect to the Demised Premises accruing prior to the date hereof.

[REMAINDER OF PAGE INTENTIONALLY BLANK — SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Release  as of the date first above written.

42ND ST. DEVELOPMENT PROJECT, INC.

By:
Name:
Title:

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STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the          day of March in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                  personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Notary Public

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EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in

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the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

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SCHEDULE OF UNITS

Description of Demised Premises Units

Unit Designation	Tax Lot	Percentage Interest In Common Elements
21-A	1028	1.7819%
22-A	1029	1.7819%
23-A	1030	1.7819%
24-A	1031	1.7819%
25-A	1032	1.7819%
26-A	1033	1.7819%
27-A	1034	1.7819%

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EXHIBIT B

Severance Lease

Agreement of Sublease (NYT-2) dated March     , 2009 between 42nd St. Development Project, Inc., as landlord, and NYT Real Estate Company LLC, as tenant, a Memorandum of which is intended to be recorded in the Office of the City Register of the City of New York prior to this Release, which Agreement of Sublease (NYT-2) is being assigned by NYT Real Estate Company LLC to NYT Building Leasing Company LLC by Assignment and Assumption of Sublease dated of even date herewith and intended to be recorded in the Office of the City Register of the City of New York prior to this Release.

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